UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

BENEFICIENT

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

325 N. Saint Paul Street, Suite 4850

Dallas, Texas 75201

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 31, 2025

March 21, 2025

Dear Beneficient Stockholders:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Beneficient (the “Company,” “Beneficient,” “us,” “we” and “our”) on Monday, March 31, 2025, which will be held virtually at https://www.cstproxy.com/beneficient/2025, at 9:00 a.m., Central Time. The Company has determined that the Annual Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Annual Meeting online, vote your shares electronically, and submit questions during the Annual Meeting by visiting https://www.cstproxy.com/beneficient/2025 and entering the 12-digit control number included on your proxy card or voting instruction form, as applicable. To receive access to the virtual Annual Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement (the “Proxy Statement”). Enclosed with this letter are your notice of Annual Meeting of Stockholders, Proxy Statement and proxy voting card. Also enclosed for your review is our Annual Report for the year ended March 31, 2024, which contains information concerning our activities and operating performance. The Proxy Statement included with this notice discusses the proposals to be considered at the Annual Meeting. Please review the voting materials at https://www.cstproxy.com/beneficient/2025.

At this Annual Meeting, you will be asked to consider and vote upon the following proposals:

1.	To elect seven directors to serve until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified; and

2.	To ratify the appointment of Weaver and Tidwell, LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2025.

Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment(s), postponement(s) or recess(es) thereof.

Our Board has fixed the close of business on February 28, 2025 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s), postponement(s) and recess(es) thereof (the “Record Date”). Only holders of record of shares of our Class A common stock, par value $0.001 per share, and Class B common stock, par value $0.001 per share, on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any adjournment(s), postponement(s) or recess(es) of the Annual Meeting.

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. On the following pages, we provide answers to frequently asked questions about the Annual Meeting.

Your vote is important. Whether or not you expect to attend the Annual Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction form as soon as possible. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning the enclosed proxy card so that your shares will be represented and voted at the Annual Meeting, whether or not you plan to attend. If you decide to virtually attend the Annual Meeting, you will be able to vote electronically, even if you have previously submitted your proxy or voting instruction form.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

On behalf of the Board, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the Annual Meeting online.

Thank you for your ongoing support.

Sincerely,

/s/ Brad K. Heppner

Brad K. Heppner

Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date: March 31, 2025

To the Stockholders of Beneficient:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Beneficient (the “Company,” “Beneficient,” “us,” “we” and “our”) will be held on Monday, March 31, 2025 at 9:00 a.m., Central Time, via a live webcast on the Internet. Stockholders will be able to virtually attend the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting by visiting https://www.cstproxy.com/beneficient/2025. During the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals:

1.	To elect seven directors to serve until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified; and

2.	To ratify the appointment of Weaver and Tidwell, LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2025.

Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment(s), postponement(s) or recess(es) thereof.

Stockholders are referred to the accompanying proxy statement (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board recommends that you vote “FOR” each of the Director Nominees for which you are eligible to vote and “FOR” the Auditor Ratification Proposal.

The Board has fixed the close of business on February 28, 2025 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s), postponement(s) or recess(es)thereof. Only the stockholders of record of our Class A common stock, par value $0.001 per share, and Class B common stock, par value $0.001 per share, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment(s), postponement(s) or recess(es) thereof. The date of mailing this Notice of Meeting, Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 (the “Annual Report”) is on or about March 21, 2025.

You are cordially invited to attend the Annual Meeting online. Whether or not you expect to attend the Annual Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction form as soon as possible. This will assure your representation and a quorum for the transaction of business at the Annual Meeting. If you attend the Annual Meeting online, the proxy will not be used if you so request by revoking it as described in the Proxy Statement. If you decide to attend the Annual Meeting, you will be able to vote electronically, even if you have previously submitted your proxy or voting instruction form.

Hard copies of the Company’s Proxy Statement to security holders in connection with the Annual Meeting, together with copies of the Annual Report, are being mailed to stockholders of record as of the close of business on February 28, 2025, beginning on or about March 21, 2025. The Company’s Proxy Statement to security holders and Annual Report are also available at https://www.cstproxy.com/beneficient/2025.

If you have any questions about accessing materials or voting, please call 1-800-450-7155.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any adjournment(s), postponement(s) or recess(es) of the Annual Meeting online, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By order of our Board,

/s/ Brad K. Heppner
Brad K. Heppner
Chairman and Chief Executive Officer

i

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 31, 2025

This proxy statement (the “Proxy Statement”) is furnished to you by the Board of Directors (the “Board”) of Beneficient in connection with the solicitation of proxies for use at the annual meeting of stockholders (the “Annual Meeting”) to be held via a live webcast on the Internet at https://www.cstproxy.com/beneficient/2025, on Monday, March 31, 2025 at 9:00 a.m., Central Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”), and at any postponement(s), adjournment(s) or recess(es) thereof. Hard copies of this Proxy Statement, along with the Notice, either a proxy card or a voting instruction form and Annual Report on Form 10-K for the fiscal year ended March 31, 2024 (the “Annual Report”), are being mailed to our stockholders of record as of the close of business on February 28, 2025 (the “Record Date”), beginning on or about March 21, 2025.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Beneficient,” “we,” “our,” “us” and the “Company” to refer to Beneficient. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our Class A common stock, par value $0.001 per share (“Class A common stock”), and our Class B common stock, par value $0.001 per share (“Class B common stock” and together with the Class A common stock, the “common stock”).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on March 31, 2025: Pursuant to the rules of the SEC, with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Annual Meeting, Proxy Statement and Annual Report are also available at https://www.cstproxy.com/beneficient/2025.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, you will be asked to act upon the matters outlined in the Notice, which include the following proposals:

1.	To elect seven directors to serve until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified (the “Director Election Proposal”); and

2.	To ratify the appointment of Weaver and Tidwell, LLP (“Weaver”) as the Company’s independent registered public accounting firm for the year ending March 31, 2025 (the “Auditor Ratification Proposal”).

Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment(s), postponement(s) or recess(es) thereof.

What vote is required to approve each proposal?

The Company’s Articles of Incorporation (as amended, the “Articles of Incorporation”) provide that (a) if on the record date for notice of any meeting of stockholders of the Company at which directors are to be elected by the holders of common stock, (i) the aggregate number of outstanding shares of Class B common stock is at least twenty-five percent (25%) of the number of shares of Class B common stock outstanding as of June 6, 2023, or (ii) if the condition in preceding clause (i) is not satisfied, the aggregate capital account balances with respect to the limited partner interests in Beneficient Company Holdings, L.P., a Delaware limited partnership (“BCH”), held by the holders of Class B common stock (the “Class B Holders”) is an amount that is at least twenty percent (20%) of the aggregate capital account balances of such limited partner interests on the date hereof (the condition in either clause (i) or clause (ii) being referred to as the “Class B Threshold”), then:

●	Holders of shares of Class B common stock, voting as a separate class, shall be entitled to elect that number of directors which constitutes fifty-one percent (51%) (rounded up to the nearest whole number) of the total number of authorized directors on the Board (the “Class B Directors”).

●	Holders of shares of Class A common stock and holders of shares of Class B common stock, voting together as a single class, shall be entitled to elect all remaining directors on the Board (the “Class A Directors” and together with the Class B Directors, the “Director Nominees”).

Accordingly, three of the seven Director Nominees at the Annual Meeting are Class A Directors, and four of the seven Director Nominees at the Annual Meeting are Class B Directors. Assuming a quorum, the Class A Directors must be elected by the affirmative vote of a plurality of the votes of the Class A common stock and Class B common stock, voting together as a single class, present or represented by proxy at the Annual Meeting and entitled to vote on the election of the Class A Directors. The Class B Holders are entitled to 10 votes per share with respect to all matters on which stockholders are entitled to vote. The Class B Directors must be elected by the affirmative vote of a plurality of the votes of the Class B common stock, voting as a separate class, present or represented by proxy at the Annual Meeting and entitled to vote on the election of the Class B Directors. The Class A common stockholders will not be entitled to vote in the election of the Class B Directors.

The Auditor Ratification Proposal must be approved by the majority of votes cast at the Annual Meeting.

We expect that the Company’s directors and executive officers will vote all their shares in favor of the Director Nominees, as applicable, and for the Auditor Ratification Proposal.

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Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Stockholders of record, including holders of our common stock, at the close of business on the Record Date may vote at the Annual Meeting. With respect to the election of the Class A Directors, each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. With respect to the election of the Class B Directors, Class A common stockholders are not eligible to vote, and each share of Class B common stock is entitled to ten votes. With respect to the Auditor Ratification Proposal, each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. There were 8,432,698 shares of Class A common stock and 239,257 shares of Class B common stock outstanding on the Record Date.

How does the Board recommend I vote?

The Board recommends a vote “FOR” each of the Director Nominees for which you are eligible to vote and “FOR” the Auditor Ratification Proposal.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Gregory W. Ezell or David B. Rost as your proxy. Each proxy agent will vote on your behalf and will have the authority to appoint a substitute to act as proxy. If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your stock at the Annual Meeting. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Why hold a virtual meeting?

We are hosting a virtual meeting for cost efficiency reasons and for increased accessibility by stockholders. You will be able to attend the Annual Meeting online and submit questions by visiting https://www.cstproxy.com/beneficient/2025. You will also be able to vote your shares electronically at the Annual Meeting by following the instructions below.

Who can attend the meeting?

We have decided to hold the Annual Meeting entirely online. You may attend the Annual Meeting online only if you are a stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: https://www.cstproxy.com/beneficient/2025. To attend and participate in the Annual Meeting, you will need the 12-digit control number included on your proxy card. If your shares are held in “street name,” as described below, you should contact your broker or other nominee to obtain your 12-digit control number or otherwise vote through the broker or other nominee. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions. The meeting webcast will begin promptly at 9:00 a.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin 15 minutes before the meeting time, and you should allow ample time for check-in procedures.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on https://www.cstproxy.com/beneficient/2025.

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Can I submit questions during the Annual Meeting?

Stockholders may submit appropriate questions during the meeting via the virtual meeting platform that are pertinent to the meeting matters. The Company will answer questions submitted by stockholders via email following the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. We will not address questions that are, among other things:

●	irrelevant to the business of the Annual Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already submitted by another stockholder;

●	in excess of the two question limit;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Corporate Secretary in their reasonable judgment.

Additional information regarding questions submitted during the Annual Meeting will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?”.

What are my voting rights under the Company’s dual class equity structure?

Our Articles of Incorporation provide for a dual class common stock structure consisting of Class A common stock and Class B common stock. The rights of holders of our Class A common stock and our Class B common stock are identical, except with respect to voting rights, conversion rights and certain transfer restrictions applicable to our Class B common stock. With respect to the election of the Class A Directors, each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. With respect to the election of the Class B Directors, Class A common stockholders are not eligible to vote, and each share of Class B common stock is entitled to ten votes. With respect to the Auditor Ratification Proposal, each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes.

As of the Record Date, there were (i) 8,432,698 shares of Class A common stock outstanding, representing 97.2% of our total equity ownership and 77.9% of the total voting power of our outstanding common stock, and (ii) 239,257 shares of Class B common stock outstanding, representing 2.8% of our total equity ownership and 22.1% of the total voting power of our outstanding common stock.

We expect that holders of our Class B common stock will vote “FOR” each of the Director Nominees and “FOR” the Auditor Ratification Proposal.

On the date of the mailing of this Proxy Statement, our Class A common stock was listed on the Nasdaq Capital Market under the symbol “BENF.” There is no public trading market for our Class B common stock.

Which directors are elected by pursuant to the Stockholders Agreement?

Pursuant to the Company’s Articles of Incorporation and the terms of the Stockholders Agreement, entered into on June 6, 2023, by and among, the Company, Beneficient Holdings Inc. (“BHI” or “Class B Holder 1”), Hicks Holdings Operating, LLC (“Class B Holder 2”) and Mr. Schnitzer (“Class B Holder 3” and such agreement, the “Stockholders Agreement”), the (i) Class A Directors are elected by holders of Class A common stock and Class B common stock, voting together as a single class, with holders of Class B common stock being entitled to 10 votes per share with respect to all matters on which stockholders are entitled to vote, and (ii) the Class B Directors are elected by holders of Class B common stock, voting together as a single class. Furthermore, for so long as the Class B Threshold is met, the Class B Holders have the right to designate 51% of the directors (rounded up to the nearest director). Under the terms of the Stockholders Agreement, the following directors have been designated as the current Class B Directors: Brad K. Heppner, Bruce W. Schnitzer, Thomas O. Hicks, and Derek L. Fletcher. Furthermore, the following directors have been designated as the current Class A Directors: Peter T. Cangany, Jr., Patrick J. Donegan and Karen J. Wendel.

The Company’s Bylaws provide that the Board shall consist of least five individuals and not more than fifteen individuals, with the number of directors within the foregoing fixed minimum and maximum established and changed from time to time solely by resolution adopted by the Board. The Stockholders Agreement provides that for so long as the Class B Threshold is met, the Board shall be comprised of nine members. The holders of the Class B common stock have agreed to temporarily waive this requirement, and on March 19, 2025, the Board determined to decrease the number of directors on the Board from nine to seven (the “Board Size Decrease”), provided that the Board will increase the size of the Board to nine members as soon as practicable and in any event not later than the earlier of two (2) months following the Annual Meeting and the date the Class B Holder 1 provides notice to the Board that it intends to nominate a Class B Director pursuant to the Stockholders Agreement. The Board Size Decrease was also approved by the Class B Holders subject to the foregoing conditions.

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What is the difference between a stockholder of record and beneficial owner?

Stockholders of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction form have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority.

How are abstentions and broker non-votes treated for purposes of the Annual Meeting?

Abstentions are included in the determination of the number of shares of common stock, to the extent issued prior to the Record Date, present at the Annual Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. As a result, an abstention will have no effect on the Director Election Proposal or the Auditor Ratification Proposal.

If you are a beneficial owner and you do not provide the broker, bank, trustee or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. If a broker lacks discretionary voting power and you fail to provide voting instructions for your shares, a broker non-vote occurs.

The Auditor Ratification Proposal is the only routine matter to be presented at the Annual Meeting, and as a result, brokers have discretionary authority to vote your shares of common stock with respect to such proposal. The Director Election Proposal is non-routine, and brokers will not be allowed to vote on this proposal without specific voting instructions from beneficial owners. Broker non-votes, if any, will be included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting but will have no effect on the Director Election Proposal.

We urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares electronically at the Annual Meeting.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction form to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the applicable rules, we expect that the Director Election Proposal will be considered a “non-routine” matter. Accordingly, we expect brokers will not be permitted to exercise discretionary voting authority to vote your shares on the Director Election Proposal. The Auditor Ratification Proposal is the only routine matter to be presented at the Annual Meeting, and as a result, brokers have discretionary authority to vote your shares of common stock with respect to such proposal.

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How do I vote?

You may vote over the Internet, by telephone, by mail or online at the Annual Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Vote by Internet. You can vote via the Internet at https://www.cstproxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Central Time on March 30, 2025, which is the day before the meeting date. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1 (866) 894-0536. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Central Time on March 30, 2025, which is the day before the meeting date. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Corporate Secretary, Beneficient, at 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201. Please promptly mail your proxy card or voting instruction form to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Vote Online at the Meeting. To vote online during the Annual Meeting, you must be logged in and registered to virtually attend the Annual Meeting and cast your vote before the announcement of the close of voting during the Annual Meeting. You are entitled to virtually attend the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote virtually at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

If you vote by any of the methods discussed above, you will be designating Gregory W. Ezell or David B. Rost, as your proxy, and they will vote your shares on your behalf as you indicate. Submitting a proxy will not affect your right to attend the Annual Meeting and vote virtually.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote:

●	“FOR” each of the Director Nominees for which you are eligible to vote; and

●	“FOR” the Auditor Ratification Proposal.

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We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

As described above, under the applicable rules, we expect that the Director Election Proposal will be considered a “non-routine” matter. Accordingly, we expect that brokers will not have discretionary authority to vote on the Director Election Proposal.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	Notifying our General Counsel, David B. Rost, in writing at 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201, that you are revoking your proxy before the closing of the polls;

●	Submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

●	Attending and voting by ballot online at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting.

What constitutes a quorum?

Stockholders holding at least a majority of the voting power of the Company’s common stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), are necessary to constitute a quorum for the transaction of business at the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes, if any, are counted as present for the purpose of determining the presence of a quorum.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

The Board is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions.

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Where can I find the voting results of the Annual Meeting?

The Company expects to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Annual Meeting.

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement.

How many shares of common stock are outstanding?

As of the Record Date, there were 8,432,698 shares of Class A common stock and 239,257 shares of Class B common stock outstanding.

Our Board encourages stockholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to submit your proxy. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the Annual Meeting by logging in with their 12-digit control number may vote their stock electronically at the meeting even though they may have sent in their proxies.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Board currently consists of seven members: Brad K. Heppner, Peter T. Cangany, Patrick J. Donegan, Derek L. Fletcher, Thomas O. Hicks, Bruce W. Schnitzer and Karen J. Wendel, all with terms ending at the Annual Meeting. The Company’s Bylaws provide that the Board shall consist of least five individuals and not more than fifteen individuals, with the number of directors within the foregoing fixed minimum and maximum established and changed from time to time solely by resolution adopted by the Board. The Stockholders Agreement provides that for so long as the Class B Threshold is met, the Board shall be comprised of nine members. The holders of the Class B common stock have agreed to temporarily waive this requirement and on March 19, 2025, the Board determined to decrease the number of directors on the Board from nine to seven, provided that the Board will increase the size of the Board to nine members as soon as practicable and in any event not later than the earlier of two (2) months following the Annual Meeting and the date the Class B Holder 1 provides notice to the Board that it intends to nominate a Class B Director pursuant to the Stockholders Agreement. The Board Size Decrease was also approved by the Class B Holders subject to the foregoing conditions.

Under the Company’s Bylaws, all directors are elected at each annual meeting of stockholders, to hold office until the expiration of their term or until their respective successors are elected. The Board has nominated seven directors to be elected at the Annual Meeting to serve until the next annual meeting, or until a successor is elected and has qualified, or until his or her earlier death, resignation or removal.

Arrangements for Election of Directors

Pursuant to the terms of the Articles of Incorporation and the Stockholders Agreement, (i) Class A Directors are elected by holders of Class A common stock and Class B common stock, voting together as a single class, with holders of Class B common stock being entitled to 10 votes per share with respect to all matters on which stockholders are entitled to vote, and (ii) Class B Directors are elected by holders of Class B common stock, voting as a separate class.

Furthermore, pursuant to the Articles of Incorporation and the Stockholders Agreement, for (i) so long as the aggregate number of outstanding shares of Class B common stock is at least twenty-five percent (25%) of the number of shares of Class B common stock outstanding as of June 6, 2023 (the “Effective Date”), or (ii) if the condition in preceding clause (i) is not satisfied, so long as the aggregate capital account balances with respect to the limited partner interests in Beneficient Company Holdings, LP (“BCH”) held by the Class B Holders is an amount that is at least twenty percent (20%) of the aggregate capital account balances of such limited partner interests on the Effective Date (the condition in either clause (i) or clause (ii) being referred to as the “Class B Threshold”), each Class B Holder agrees to designate the Class B Directors as follows:

●	provided that Class B Holder 1 or its Permitted Transferee continues to hold (A) at least twenty-five percent (25%) of the number of shares of Class B common stock held by Class B Holder 1 on the effective date of the Stockholders Agreement, or (ii) if the condition in preceding clause (A) is not satisfied, the aggregate capital account balances with respect to the limited partner interests in BCH held by Class B Holder 1 is an amount that is at least twenty percent (20%) of the aggregate capital account balances of the limited partner interests in BCH held by Class B Holder 1 on the effective date of the Stockholders Agreement (the condition in either clause (A) or clause (B) being referred to as the “Class B Holder 1 Threshold”), three individuals designated by Class B Holder 1. The individuals currently designated by the Class B Holder 1 are Brad Heppner and Derek L. Fletcher. The Class B Holder 1 will be entitled, pursuant to the Stockholders Agreement, to designate an additional individual to serve as a Class B Director when the size of the Board is increased as described above;

●	provided that Class B Holder 2 or its Permitted Transferee continues to hold (A) at least twenty-five percent (25%) of the number of shares of Class B common stock held by Class B Holder 2 on the effective date of the Stockholders Agreement, or (ii) if the condition in preceding clause (A) is not satisfied, the aggregate capital account balances with respect to the limited partner interests in BCH held by Class B Holder 2 is an amount that is at least twenty percent (20%) of the aggregate capital account balances of the limited partner interests in BCH held by Class B Holder 2 on the effective date of the Stockholders Agreement (the condition in either clause (A) or clause (B) being referred to as the “Class B Holder 2 Threshold”), one individual designated by Class B Holder 2, who currently is Thomas Hicks (provided, however, that if Thomas Hicks declines to serve as a director, then the director designated by Class B Holder 2 will be Mack Hicks; provided, further, that if Mack Hicks declines to serve as a director, then Class B Holder 1 shall designate such director) and

●	provided that Class B Holder 3 or its Permitted Transferee continues to hold (A) at least twenty-five percent (25%) of the number of shares of Class B common stock held by Class B Holder 3 on the effective date of the Stockholders Agreement, or (ii) if the condition in preceding clause (A) is not satisfied, the aggregate capital account balances with respect to the limited partner interests in BCH held by Class B Holder 3 is an amount that is at least twenty percent (20%) of the aggregate capital account balances of the limited partner interests in BCH held by Class B Holder 3 on the effective date of the Stockholders Agreement (the condition in either clause (A) or clause (B) being referred to as the “Class B Holder 3 Threshold”), one individual designated by Class B Holder 3, who currently is Bruce W. Schnitzer (provided, however, that if Bruce W. Schnitzer declines to serve as a director, then the director designated by Class B Holder 3 will be Eliza Schnitzer; provided, further, that if Eliza Schnitzer declines to serve as a director, then Class B Holder 1 shall designate such director).

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The Stockholders Agreement also provides that, in the event that Class B Holder 2 or Class B Holder 3 ceases to satisfy the Class B Holder 2 Threshold or the Class B Holder 3 Threshold, respectively, then the number of directors that Class B Holder 2 or Class B Holder 3, as applicable, has the right to designate pursuant will be reduced to zero, Class B Holder 2 or Class B Holder 3, as applicable, will cause the director designated by such Class B Holder to resign and Class B Holder 1 will have the right to designate the director to fill the resulting vacancy.

The Stockholders Agreement also provides that, for so long as the Class B Threshold is met, the majority of the Class B Directors will have the right to designate the chairperson and vice chairperson of the Board. In the event that a vacancy is created at any time by the death, disability, retirement, removal or resignation of a Class B Director, the applicable designating Class B Holder will have the right to designate a replacement to fill such vacancy.

Under the terms of the Stockholders Agreement, the following directors have been designated as the current Class B Directors, and the Class B Holders have designated that such persons be elected at the Annual Meeting as Class B Directors: Brad K. Heppner, Bruce W. Schnitzer, Thomas O. Hicks, and Derek L. Fletcher. Furthermore, the following directors have been designated as the current Class A Directors: Peter T. Cangany, Jr., Patrick J. Donegan and Karen J. Wendel.

Director Nominees

The following table sets forth information about the Director Nominees.

Name	Age	Positions	Director Since
Brad K. Heppner	59	Chief Executive Officer, Chairman of the Board	2023
Derek L. Fletcher	56	President of BFF, Chief Fiduciary Officer and Director	2023
Peter T. Cangany, Jr.	67	Director	2023
Thomas O. Hicks	79	Director	2023
Bruce W. Schnitzer	80	Director	2023
Patrick J. Donegan	69	Director	2024
Karen J. Wendel	67	Director	2024

Director Nominees to be Elected by the Class B Holders

Brad K. Heppner - Chief Executive Officer and Chairman of the Board

Mr. Heppner has acquired or founded ten operating companies principally in the financial services, investment and insurance sectors, each with a common business purpose of providing highly specialized solutions for alternative asset owners. Mr. Heppner founded Heritage Highland in 1996 as a family business to organize, acquire and own as controlling or sole shareholder these operating companies. In 2003, Mr. Heppner organized Highland Consolidated Business Holdings, L.P. which is the predecessor-in-interest to Ben and changed its name to The Beneficient Company Group, L.P. on October 23, 2015. Mr. Heppner has successfully completed realizations from seven of the ten Heritage Highland companies through mergers and transactions with Fortune 50 companies or institutionally backed management teams. In 2003, Mr. Heppner merged The Crossroads Group, a multi-billion-dollar alternative asset manager, with Lehman Brothers, now Neuberger Berman. Among the companies Mr. Heppner founded and sold is Capital Analytics, the third oldest alternative asset administration company in the United States, which is now owned by Mitsubishi Union Financial Group. Currently, Mr. Heppner serves as CEO of The Beneficient Company Group, L.P. and Chairman of Beneficient Management, L.L.C.’s (“Ben Management”) board of directors, and as Chief Executive Officer and Chairman for all Heritage Highland companies, positions he has held since its organization in 1996. Previously, he was a senior consultant at Bain & Company where he focused on private equity financed companies between 1994 and 1996. Mr. Heppner served as director of investments for the $3.3 billion John D. and Catherine T. MacArthur Foundation in Chicago from 1989 to 1993 after beginning his career in New York City at Goldman, Sachs & Co. as an analyst. Through companies held by Heritage Highland, Mr. Heppner has been a fiduciary for over 250 institutions and served on numerous corporate boards and advisory committees.

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Mr. Heppner earned his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University and is an honors magna cum laude graduate and Most Distinguished Alumnus of Southern Methodist University, where he received a BS, BBA and BA, and where he serves on the advisory board of the Edwin L. Cox School of Business.

We believe Mr. Heppner is qualified to serve on our Board due to, among other things, the leadership skills, strategic vision and depth of experience he brings as our Chief Executive Officer. Additionally, Mr. Heppner has over 30 years of experience working in the alternative asset industry and in various financial institutions.

Derek L. Fletcher - President of BFF, Chief Fiduciary Officer and Director

Mr. Fletcher has over 30 years of experience, primarily in the trust, estate, wealth transfer and fiduciary services industries. In addition to his roles as Chief Fiduciary Officer and Director, Mr. Fletcher serves as the President of BFF, a subsidiary of the Company. Mr. Fletcher previously served as a Wealth Strategist and WPS Market Director for U.S. Trust, Bank of America Private Wealth Management. Before joining U.S. Trust, Mr. Fletcher was a shareholder with the Winstead law firm, practicing in the area of estate planning, probate and trust law. He is a Certified Public Accountant; a Fellow of the American College of Trust and Estate Counsel and is Board Certified in Estate Planning and Probate Law by the Texas Board of Legal Specialization. Mr. Fletcher is former Chairman of the Estate and Gift Tax Committee for the American Bar Association’s Tax Section, former Chairman of the Dallas Bar Association’s Probate, Trusts and Estate Section, a former member of the Board of Governors for the Dallas Estate Planning Council, and former Chairman of the Synergy Summit (a unified think tank comprised of eight professional organizations representing more than 200,000 professionals).

Mr. Fletcher received his BBA in Accounting from Texas Tech University and his JD from the University of Texas School of Law.

We believe Mr. Fletcher is qualified to serve on our Board due to, among other things, his extensive expertise in sophisticated wealth and estate planning structuring and fiduciary advisory services.

Thomas O. Hicks - Director

Mr. Hicks is a pioneer in the private equity industry in the United States. From 1984 to 1988 he was Co-Founder and Co-Chairman of Hicks & Haas which compiled a highly successful track record of acquisitions, including Dr Pepper, Seven Up, A&W Root Beer, Sybron, and Thermadyne. He later founded numerous private equity funds for his firm, Hicks, Muse, Tate and Furst, which raised over $12 billion in funds. His funds have invested billions of dollars of equity in businesses in the United States, Europe, and Latin America. Mr. Hicks retired from Hicks Muse in 2004, and now manages his own family office private equity firm, Hicks Holdings, LLC. Mr. Hicks was a Director of Carpenter Technology Corporation until September 2014. Mr. Hicks is also the manager and indirect, majority owner of HSG Sports Group Holdings LLC, which, through subsidiaries, including HSG Sports Group LLC and others, formerly owned interests in professional sports franchises, including the Texas Rangers major league professional baseball club and Dallas Stars professional ice hockey team. From March 2007 to October 2010, Mr. Hicks owned 50 percent of LFC Holdings, which owned 100 percent of Liverpool Football Club, an English Premier League soccer club. On May 24, 2010, the Texas Rangers filed a voluntary petition for Chapter 11 bankruptcy protection. On September 15, 2011, the Dallas Stars filed a voluntary petition for Chapter 11 bankruptcy protection. Additional proceedings were filed by or against other entities related to the Texas Rangers and the Dallas Stars, and Mr. Hicks in his individual capacity, in connection with the foregoing. Both the Texas Rangers and the Dallas Stars were sold to new owners in connection with their respective Chapter 11 bankruptcy cases. Upon sale of the teams, all claims against Mr. Hicks were withdrawn.

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Mr. Hicks has a B.B.A. from the University of Texas at Austin and an MBA from the University of Southern California.

We believe Mr. Hicks is qualified to serve on our Board due to, among other things, his over 30 years of experience in the private equity industry, international transactions, and complex business arrangements.

Bruce W. Schnitzer - Director

Mr. Schnitzer has been a successful private equity investor since 1985 and Chairman of Wand Partners (“Wand”), a private equity firm specialized in insurance and other specialty financial services, since 1987. Wand has sponsored and invested in eighteen platform businesses, thirteen of which span the insurance industry and fifteen of which are now fully realized. From 1977 to 1985, Mr. Schnitzer was a senior executive with Marsh & McLennan, where he served as President and CEO of Marsh, Inc. (the world-wide insurance broker) and as Chief Financial Officer of Marsh & McLennan Companies, Inc. (NYSE-MMC). Prior to joining Marsh & McLennan, Mr. Schnitzer was a Vice President and head of Mergers & Acquisitions at Morgan Guaranty Trust Company (J.P. Morgan) - 1967-76. Mr. Schnitzer more recently served on the board of directors of ProSight Global, Inc. (NYSE-PROS) from 2010 to 2021, and GWG Holdings, Inc. (“GWG”) (NASDAQ-GWGHQ) from 2019 to 2021. Mr. Schnitzer currently serves as chair of the board of directors of several private financial services businesses in which Wand is involved. Mr. Schnitzer has served in numerous non-profit roles, including Chairman of The Institute of Human Origins, Director of The Litchfield Land Trust, and Director, President and Treasurer of Scherr-Thoss Foundation.

Mr. Schnitzer graduated from the University of Texas, Austin in 1966 (B.B.A.) and received an M.B.A. from the University of Texas, Austin in 1967.

We believe Mr. Schnitzer is qualified to serve on our Board due to, among other things, his extensive private equity investment and related business experience, knowledge of insurance and other specialty financial services as well as his extensive experience as a director, chair and committee chair of privately and publicly-owned financial services businesses.

Director Nominees to be Elected by Class A and B Holders

Peter T. Cangany Jr. - Director

Mr. Cangany, Jr. retired as a partner with Ernst & Young LLP (“EY”) in 2017, having served in such capacity since 1993. Mr. Cangany specialized in the audits of companies involved in several sectors of the financial services industry, including insurance companies and investment management firms with a focus on public companies. He held senior positions with the leadership of EY throughout his years as a partner, including location and sector leadership responsibilities. Mr. Cangany also currently serves as Chair of the Board of Trustees of Franklin College of Indiana. Mr. Cangany brings extensive knowledge of financial reporting and accounting issues faced by companies in the financial services industry, as well as experience with early-stage growth businesses, strategic planning, and corporate governance from nearly 40 years of serving clients.

Mr. Cangany earned a B.A. in Accounting from Franklin College and an M.B.A. from Texas A&M University. He is also a Certified Public Accountant.

We believe Mr. Cangany is qualified to serve on our Board due to, among other things, his expertise related to financial reporting and other complex accounting matters and his experience working with insurance entities.

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Patrick J. Donegan - Director

Mr. Donegan brings almost thirty years of experience in banking and legal expertise and capital markets regulatory compliance to the Board. Mr. Donegan currently serves as a Senior Adviser at Premier Consulting Partners, Inc., a consulting firm focused on operational risk evaluation and compliance, and previously served as the Global Chief Compliance Officer of OKX Group from August 2023 to January 2024. From 2015 to 2023, Mr. Donegan held various leadership positions at Signature Bank, including Chief Compliance Officer, Senior Vice President and Sanctions Compliance Officer. Mr. Donegan’s professional career has also included positions with a number of prominent investment banks, including Cantor Fitzgerald, RBC, Guggenheim, BNP Paribas and Nat West, and compliance roles at Mitsubishi UFJ and Hudson City Bancorp. Over the course of his career, Mr. Donegan has attained eleven FINRA licenses and two certifications from the American Bankers Association, including the Certified Regulatory Compliance Mangers designation.

Mr. Donegan has a B.S. in Accounting from St. John’s University and a J.D. from St. John’s University School of Law.

We believe Mr. Donnegan’s expertise in risk management and compliance and experience in the banking industry qualify him to serve on our Board.

Karen J. Wendel - Director

Ms. Wendel has served as Founder and Chief Executive Officer of Trust Chains, a cybersecurity consulting firm, since 2016. Ms. Wendel also served as the Chief Executive Officer and board member of IdenTrust, a global identity solutions company, from May 2003 to February 2016. Prior to IdenTrust, Ms. Wendel was Chief Executive Officer and a board member for eFinance Corporation from 2001 to 2003. Ms. Wendel is also a former partner at the Capital Markets Company, a Belgium-based consulting firm, and served as a board member and audit committee member of Level Field Capital, a Nasdaq-traded special purpose acquisition company. Ms. Wendel is the former head of the U.S. Financial Services Practice at Gemini Consulting. Ms. Wendel has expertise in Cyber Security, Identity Solutions, Security Regulations, ISO Global Standards, e-Commerce, e-Healthcare, PKI Digital Certificates and Blockchain. Ms. Wendel is an author on financial management, payments and supply chain integration; an advisor to U.S. government agencies and the European Union on emerging technologies for payments and transaction processing; and a keynote speaker at major international banking conferences.

Ms. Wendel earned degrees in International Relations and Economics from Brigham Young University.

We believe Ms. Wendel’s experience in the development and deployment of regulatory strategies for both banks and banking infrastructure players and her cybersecurity knowledge qualify Ms. Wendel to serve on our Board.

Required Vote

Class B Directors must be elected by the affirmative vote of a plurality of the votes of the Class B common stock, voting as a separate class, present or represented by proxy at the Annual Meeting and entitled to vote on the election of the Class B Directors. The Class A Directors must be elected by the affirmative vote of a plurality of the votes of the Class A common stock and Class B common stock, voting together as a single class, present or represented by proxy at the Annual Meeting and entitled to vote on the election of the Class A Directors. With respect to the election of the Class B Directors, Class A common stockholders are not eligible to vote. Abstentions and broker non-votes, if any, will have no effect on the Director Election Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” each of the Director Nominees for which you are eligible to vote.

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CORPORATE GOVERNANCE

Meetings of the Board and Committees

Our Board has eight (8) standing committees: an Audit Committee, a Compensation Committee, a Nominating Committee, a Community Reinvestment Committee, an Executive Committee, an Enterprise Risk Committee, a Credit Committee, and a Products and Related Party Transactions Committee, each of which has the composition and responsibilities described below. The Board also established a Section 16 Committee comprised of two or more non-employee directors that are authorized to approve grants of equity awards to our executive officers for purposes of Section 16 of the Exchange Act. From time to time, the Board may establish other committees to facilitate the management of our business.

During the 2024 fiscal year, the Board held six (6) meetings. Each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and committees of which such director was a member. The Annual Meeting will be our first annual meeting of stockholders. As such, there is no information to disclose regarding board members’ attendance at the previous year’s meeting. We encourage members of our Board to attend our annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Audit Committee

The Audit Committee’s primary responsibilities include, among other things:

●	overseeing management’s establishment and maintenance of adequate systems of internal accounting and financial controls;

●	the effectiveness of our legal and regulatory compliance programs;

●	overseeing our financial reporting process, including the filing of financial reports; and

●	selecting independent auditors, evaluating their independence and performance and approving audit fees and services performed by them.

The Audit Committee has three members: Peter T. Cangany, Jr., Patrick J. Donegan and Karen J. Wendel, each of whom is independent as defined by Nasdaq rules. Dennis P. Lockhart and Emily B. Hill served on the Audit Committee prior to his or her departure from the board of directors effective, July 19, 2024 for Mr. Lockhart and September 30, 2024 for Ms. Hill. Our Board has adopted a written charter for the Audit Committee, which is available on Beneficient’s corporate website, www.trustben.com under “Shareholders: Governance.” The Board has determined that Peter T. Cangany, Jr., is an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee held nine (9) meetings during the 2024 fiscal year.

Compensation Committee

The Compensation Committee’s responsibilities include, among other things:

●	ensuring that our executive compensation programs are appropriately competitive, supporting organizational objectives and stockholder interests and emphasizing pay-for-performance linkage;

●	evaluating and approving compensation and setting performance criteria for compensation programs for our chief executive officer and other executive officers; and

●	overseeing the implementation and administration of our compensation plans.

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The Compensation Committee may be comprised of up to four members, of which two members are designated by Class B Directors and any additional members are designated by Class A Directors. Currently, the members of our Compensation Committee are Thomas O. Hicks and Bruce W. Schnitzer. Richard W. Fisher served on the Compensation Committee prior to his departure from the Board effective March 15, 2024. Subject to the terms of the Stockholders Agreement, the Nominating Committee is evaluating the composition of the Compensation Committee and may consider additional appointments to the Compensation Committee to fill the vacancy created by Mr. Fisher’s departure. Our Board has adopted a written charter for the Compensation Committee, which is available on Beneficient’s corporate website, www.trustben.com under “Shareholders: Governance.” None of our executive officers serve as a member of the Board or Compensation Committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Board or a committee of the Board.

The Board established a Section 16 Committee that is comprised of two or more non-employee directors that are authorized to approve grants of equity awards to our executive officers for purposes of Section 16 of the Exchange Act. The Compensation Committee held three (3) meetings during the 2024 fiscal year.

Nominating Committee

The Nominating Committee’s responsibilities include, among other things:

●	recommending Class A Director nominees for our Board and its committees;

●	recommending the size and composition of our Board and its committees;

●	reviewing our corporate governance guidelines and proposed amendments to our certificate of incorporation and bylaws; and

●	reviewing and making recommendations to address stockholder proposals.

The Nominating Committee may be comprised of up to four directors, of which two members are designated by Class B Directors and any additional members are designated by Class A Directors. Currently, the members of our Nominating Committee are Brad K. Heppner and Thomas O. Hicks. James G. Silk served on the Nominating Committee prior to his departure from the Board effective May 10, 2024. Subject to the terms of the Stockholders Agreement, the Nominating Committee is evaluating its composition and may consider additional appointments to the Nominating Committee to fill the vacancy created by Mr. Silk’s departure. Our Board has adopted a written charter for the Nominating Committee, which is available on Beneficient’s corporate website, www.trustben.com under “Shareholders: Governance.” The Nominating Committee did not meet during the 2024 fiscal year.

Community Reinvestment Committee

The Community Reinvestment Committee’s responsibilities include, among other things:

●	establishing, overseeing, reviewing and evaluating our enterprise-wide community reinvestment strategy and funding guidelines;

●	adopting annual budgetary appropriations relating to our community reinvestment and charitable contributions; and

●	making any other determination relating to our charitable contributions or any other use or involvement of a charity in our business.

The Community Reinvestment Committee may be comprised of up to four directors, of which two members are designated by Class B Directors and any additional members are designated by Class A Directors. Currently, the members of our Community Reinvestment Committee are Derek Fletcher and Aurelia Heppner. Ms. Heppner is not a director of the Company but serves as a non-board member on the Community Reinvestment Committee as permitted under Nevada law. Ms. Heppner is the spouse of the Company’s Chief Executive Officer, Brad K. Heppner. Emily B. Hill served on the Community Reinvestment Committee prior to her departure from the board of directors effective September 30, 2024. Subject to the terms of the Stockholders Agreement, the Community Reinvestment Committee is evaluating its composition and may consider additional appointments to the Community Reinvestment Committee to fill the vacancy created by Ms. Hill’s departure. Our Board has adopted a written charter for the Community Reinvestment Committee, which is available on Beneficient’s corporate website, www.trustben.com under “Shareholders: Governance.” The Community Reinvestment Committee held one (1) meeting during the 2024 fiscal year.

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Executive Committee

The Executive Committee’s responsibilities include, among other things, exercising all of the powers and authority of our Board to act in matters as directed by the Board or in any other matter in the discretion of the Executive Committee, relating to our management and business and affairs, to the fullest extent permitted by law. The Executive Committee may be comprised of up to four members, of which two members are designated by Class B Directors and any additional members are designated by Class A Directors. Currently, the members of our Executive Committee are Brad K. Heppner, Thomas O. Hicks, and Bruce W. Schnitzer. James G. Silk served on the Executive Committee prior to his departure from the Board effective May 10, 2024. Subject to the terms of the Stockholders Agreement, the Nominating Committee is evaluating the composition of the Executive Committee and may consider additional appointments to the Executive Committee to fill the vacancy created by Mr. Silk’s departure. The Executive Committee held one (1) meeting during the 2024 fiscal year.

Enterprise Risk Committee

The Enterprise Risk Committee’s responsibilities include, among other things:

●	reviewing the implementation, management and overall effectiveness of the enterprise risk framework across Beneficient, including the impact, results and management actions related to firm-wide assessments; and

●	reviewing and discussing the areas of material risk to our operations and financial results and the steps management has taken to monitor and control such risks.

The Enterprise Risk Committee has six members. The members of our Enterprise Risk Committee are Brad K. Heppner, Thomas O. Hicks, Bruce W. Schnitzer, Peter T. Cangany, Jr., Karen J. Wendel and Patrick J. Donegan. Our Board has adopted a written charter for the Enterprise Risk Committee, which is available on Beneficient’s corporate website, www.trustben.com under “Shareholders: Governance.” The Enterprise Risk Committee held three (3) meetings during the 2024 fiscal year.

Credit Committee

The Credit Committee’s responsibilities include, among other things:

●	making determinations, and direct management’s activities, regarding the top tier risk items associated with the loan portfolio including credit risk, market risk, liquidity risk, risk-adjusted pricing and assets and currency hedging;

●	reviewing and discussing with management the loan portfolio’s top tier risk assessment and management’s process for the identification, evaluation and mitigation of top tier risks; and

●	establishing certain risk limits, tolerances and assumptions as well as receiving reports from management as to the adherence to established limits, and when in breach, actions taken to rectify the breach.

The Credit Committee has four members. The members of our Credit Committee are Brad K. Heppner, Thomas O. Hicks, Bruce W. Schnitzer, and Patrick J. Donegan. Dennis P. Lockhart and Emily B. Hill served on the Credit Committee prior to his or her departure from the board of directors, effective July 19, 2024 for Mr. Lockhart and September 30, 2024 for Ms. Hill. Our Board has adopted a written charter for the Credit Committee, which is available on Beneficient’s corporate website, www.trustben.com under “Shareholders: Governance.” The Credit Committee held three (3) meetings during the 2024 fiscal year.

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Products and Related Party Transactions Committee

The Products and Related Party Transactions Committee responsibilities include, among other things:

●	evaluating any conflict of interest between the Company or any of its affiliates, on the hand, and any related party, and approve or reject any related party transaction (as defined in the Related Party Transaction Policy);

●	reviewing any transaction or a series of transactions whereby the Company, through its operating subsidiaries, engages in its ordinary course of business of financing acquisitions or sales of alternative assets of its customers involving the payment of cash or the issuance of equity securities of the Company or its subsidiaries (a “Liquidity Transaction”);

●	reviewing individual Liquidity Transactions that are (i) in an amount not to exceed the greater of $50.0 million and, in the event of the issuance of equity securities, a number of shares of the Company’s Class A common stock (assuming full conversion of the securities issued in such Liquidity Transaction) that is equal to 19.99% of the Company’s outstanding Class A and Class B common stock; (ii) that are consistent with the Company’s underwriting guidelines and credit policies as approved by the Board; (iii) and in the event securities of the Company are issued in such transaction, such securities are a Pre-Approved Security (as defined in the Company’s amended and restated related party transaction policy), with the value of equity to be issued in a Liquidity Transaction for purposes of the size limitation being determined based on the previous trading day’s closing price of the Class A common stock that is to be issued or underlying convertible securities to be issued on the day the agreements governing such transactions are entered into; and

●	to the extent Liquidity Transactions do not qualify for preapproval pursuant to the Company’s amended and restated related party transaction policy, evaluate any Liquidity Transaction and determine whether such Liquidity Transaction is in the best interests of the Company in light of any potential conflicts of interest or any potential related party nature of the transactions.

The Products and Related Party Transactions Committee has three members. The members of our Products and Related Party Transactions Committee are Peter T. Cangany, Jr., Patrick J. Donegan and Karen J. Wendel. Dennis P. Lockhart and Emily B. Hill served on the Products and Related Party Transaction Committee prior to his or her departure from the board of directors, effective July 19, 2024 for Mr. Lockhart and September 30, 2024 for Ms. Hill. Our Board has adopted a written charter for the Products and Related Party Transactions Committee, which is available on Beneficient’s corporate website, www.trustben.com under “Shareholders: Governance.” The Related Party Transactions Committee held four (4) meetings during the 2024 fiscal year.

Director Nominations

Subject to the Articles of Incorporation and the Stockholders Agreement, in evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values, experience in corporate management, such as serving as an officer or former officer of a publicly held company, strong finance experience, relevant social policy concerns, experience relevant to the Company’s industry, experience as a board member of another publicly held company, relevant academic expertise or other proficiency in an area of the Company’s operations, diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members, diversity of background and perspective, including, but not limited to, with respect to age, gender, race, demographics, place of residence, thought, style, and specialized experience, practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries, and any other relevant qualifications, attributes or skills.

The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group of directors who can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. Directors must be able to dedicate sufficient time to carry out their duties and not assume responsibilities that would materially interfere with or be incompatible with Board membership.

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Report of the Audit Committee

Our Audit Committee reviewed the Company’s audited financial statements for the year ended March 31, 2024. The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended March 31, 2024, which includes the consolidated statements of financial condition of the Company as of March 31, 2024 and March 31, 2023, and the related consolidated statements of comprehensive income (loss), changes in equity (deficit) and cash flows for each of the years in the two-year period ended March 31, 2024, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

Reviews and Discussions with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with its independent auditor the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has also received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor its independence from the Company. The Audit Committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

Based on the review and discussions referred to above, the Audit Committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended March 31, 2024 (the “Annual Report”).

AUDIT COMMITTEE*

Peter T. Cangany, Jr.

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Involvement in Certain Legal Proceedings

Paul Capital Advisors Lawsuit

On February 18, 2022, Paul Capital Advisors (“PCA”) filed a lawsuit against MHT, Ben, and two trust advisors (the “Trust Advisors”), Murray Holland (part-owner of MHT and who served as the President and CEO of GWG beginning in mid-2019 through November 2022) and James Turvey (an employee of Ben). While Ben was named as a defendant, PCA did not assert claims against or seek relief from Ben but instead only sought the removal and replacement of the Trust Advisors. The lawsuit concerns a set of transactions that utilized a trust structure with MHT as the sole beneficiary.

On April 18, 2022, PCA amended its original complaint. The amended complaint asserted six new causes of action arising out of the same set of transactions, including, (i) purported breaches of contract against Ben, MHT, and the Trust Advisors; (ii) purported fraud against MHT, Ben and certain officers of Ben; and (iii) promissory estoppel against MHT, Ben, and the Trust Advisors. The amended complaint also sought additional relief in the form of (x) damages “in an amount to be proven at trial” and (y) an order granting rescission of an amendment to one of the transaction agreements or a holding declaring it invalid.

On October 3, 2022, the Court entered an order dismissing count I of PCA’s complaint in accordance with its memorandum opinion and count II in light of the parties’ agreement that it should also be dismissed. On November 1, 2022, defendants filed their opening briefs in support of their motions to dismiss the remaining counts. On December 20, 2022, PCA filed its answering brief in opposition to defendants’ motions to dismiss the remaining counts. In accordance with the parties’ stipulated briefing schedule, defendants’ reply briefs were due by January 24, 2023. Oral argument on the motions to dismiss was held on May 8, 2023. On August 29, 2023, the Court issued a letter opinion that denied defendants’ motions to dismiss with respect to most of the remaining counts, explaining that the Court was unwilling to determine the parties’ rights under the various agreements at the pleadings stage and that discovery may make these issues ripe for summary judgment. The Court did, however, grant defendants’ motions to dismiss as to one of PCA’s promissory estoppel claims and its claim for equitable fraud. On October 25, 2023, defendants filed their respective answers to PCA’s second amended complaint.

On November 9, 2023, defendants filed a motion to bifurcate, requesting that the Court of Chancery first resolve the threshold issue of PCA’s standing under the CVR Contract and Exchange Trust Agreements before proceeding on the merits. On November 29, 2023, PCA filed its opposition to defendants’ motion to bifurcate, and on December 8, 2023, defendants filed their reply brief. On June 24, 2024, the Court of Chancery heard oral argument and issued its ruling granting defendants’ motion to bifurcate. In its ruling, the Court of Chancery ordered the parties to promptly conduct limited standing-related discovery to allow final resolution of the standing issue on summary judgment.

Defendants intend to vigorously defend against each and every cause of action asserted against them in the second amended complaint. Due to the inherent uncertainties of litigation, we cannot accurately predict the ultimate outcome of this matter. Given the uncertainty of litigation and the preliminary stage of this claim, we are currently unable to estimate the probability of the outcome of these actions or the range of reasonably possible losses, if any, or the impact on our results of operations, financial condition or cash flows; however, the maximum exposure of the litigation with PCA could be up to $350 million plus costs and expenses.

Equity Awards Arbitration

On December 16, 2022, a former member of the Board of Directors of Beneficient Management, LLC (the “Claimant”) initiated a private arbitration in the International Court of Arbitration of the International Chamber of Commerce, challenging the termination of certain equity awards under two incentive plans by the administrator of the incentive plans. The Claimant sought total damages of $36.3 million plus attorney’s fees and punitive damages. On April 23, 2024, the sole arbitrator held that in terminating the Claimant’s equity awards, the Company had breached its contractual obligations, and as a result, awarded the Claimant $55.3 million in compensatory damages, including pre-judgment interest, plus post-judgment interest (the “Arbitration Award”). Neither attorneys’ fees nor punitive damages were awarded to the Claimant. The Company was also asked to pay arbitration-related costs in the amount of approximately $0.1 million. The Company recorded a loss related to the Arbitration Award in the year ended March 31, 2024 consolidated statement of comprehensive income (loss) in the amount of $55.0 million. The liability associated with the Arbitration Award was reflected in the accounts payable and accrued expenses line item in the March 31, 2024 consolidated statement of financial condition.

On July 29, 2024, the Texas State District Court, Dallas County 134th Judicial District (the “Texas District Court”) entered an order vacating the Arbitration Award in its entirety. The Texas District Court directed the parties to file motions requesting any further relief that may be available within twenty days of the order. On August 2, 2024, the Claimant filed an appeal to challenge the order vacating the Arbitration Award in the Texas Fifth Court of Appeals. The Claimant filed his opening brief on October 28, 2024, and the Company filed its response brief on January 21, 2025. On February 10, 2025, the Claimant filed his reply brief. The Texas Fifth Court of Appeals has not yet determined whether oral arguments will be granted in the case or a specific timeline for making its final decision. The Company intends to vigorously defend itself in connection with the appeal.

* Ms. Wendel and Mr. Donegan were not serving on the Audit Committee at the time the audited financial statements for the year ended March 31, 2024 were reviewed and approved for inclusion in the Annual Report.

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As a result of the order, during the three months ended June 30, 2024, the Company released the liability associated with the Arbitration Award, which resulted in the release of the previously recognized loss contingency accrual in the amount of $55.0 million being reflected in the nine months ended December 31, 2024 consolidated statement of comprehensive income (loss).

GWG Settlement Agreement

On March 6, 2025, the Company entered into a binding agreement (the “GWG Settlement Agreement”) to settle all claims in the previously disclosed lawsuits relating to GWG in federal court in the Northern District of Texas and the Bankruptcy Court for the Southern District of Texas (“GWG Litigation”) against the Company, its subsidiaries, and each of their current and former directors and officers, including its founder and CEO, Brad Heppner (collectively, the “Beneficient Parties”). The GWG Settlement Agreement, which is subject to court approval and other conditions, would resolve all claims asserted against the Beneficient Parties without any admission, concession or finding of any fault, liability or wrongdoing by the Company or any defendant. Under the terms of the proposed settlement, the plaintiffs will receive an agreed upon amount of cash, which will be paid entirely from funds available under applicable insurance policies.

Following the settlement of the GWG Litigation, other GWG-related claims against parties other than the Company, its subsidiaries, and each of their current and former directors and officers, including its founder and CEO, remain outstanding, including certain claims against entities related to the Company’s founder and CEO to whom the Company owes certain indemnification obligations. The Company intends to support a vigorous defense against such claims.

GWG Reorganization and Other Litigation

On April 20, 2022 and October 31, 2022, GWG and certain of its subsidiaries (the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code thereby commencing those certain chapter 11 cases (the “Chapter 11 Cases”). As part of the Chapter 11 reorganization process, it is possible that claims or causes of action arising from prior transactions with GWG could be advanced against the Beneficient Company Group, L.P., (“BCG”) as part of the Chapter 11 Cases or in separate litigation. Such claims and causes of action could include (i) a request to avoid some or all of such transactions, including the transaction whereby GWG released its right to appoint a majority of the members of Ben Management’s board of directors, (ii) challenges to the reasonableness of the value received by the Debtors in such transactions, and (iii) efforts to recover the value of any transfers to BCG. A mediator has been appointed to oversee the mediation of certain matters between BCG, GWG and its debtor-affiliates, and certain other constituencies. The mediation commenced on January 30, 2023 and is still ongoing. We estimate that the maximum potential negative impact of any Retained Causes of Action to be between approximately $155 million and $382 million.

Further, the Official Committee of Bondholders (the “OBC”) in the Chapter 11 Cases has also filed a motion seeking standing to prosecute causes of actions on behalf of the Debtors’ estate. The OBC’s motion was deemed to be withdrawn upon the effective date of the Debtors’ bankruptcy plan, which occurred on August 1, 2023. The OBC’s motion set forth causes of action related to certain past transactions between the Debtors and Ben, including its directors. The OBC’s motion stated the proposed claims could add a maximum exposure of up to $500 million worth of additional value to the Debtors’ estate. Ben and its CEO filed motions to object to the OBC’s motion that refutes the allegations. The Debtors have indicated they oppose the OBC’s motion for standing and intend to address such alleged claims, if any, as part of a global plan of reorganization, including a possible mediated resolution. Ben intends to vigorously defend itself against any claims, should they be brought by the Litigation Trust. As discussed above, on March 6, 2025, the Company entered into the GWG Settlement Agreement, which remains subject to court approval.

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GWG Litigation Trust Adversary Proceedings

On April 19, 2024, the Litigation Trustee filed a complaint (the “LT Complaint”) as an Adversary Proceeding in the bankruptcy of GWG in the United States Bankruptcy Court in the Southern District of Texas against Ben Management, the Company, BCH, Beneficient Capital Company II, L.L.C., f/k/a Beneficient Capital Company, L.L.C. (together with New BCC, defined herein, “BCC”), Beneficient Capital Company, L.L.C. (“New BCC”), Beneficient Holdings, Inc. (“BHI”), various current or former officers and directors of the Company, HCLP and certain of its affiliates, former officers and directors of the Company’s former parent company, trustees of certain trusts that are directly or indirectly controlled by, or operate for the benefit of, Ben’s CEO and founder or his family, entities directly or indirectly held by, or that are under common control with, such trusts, and in which Ben’s CEO and his family members are among classes of economic beneficiaries, whether or not Ben’s CEO is entitled to economic distributions from such trusts, and others. The LT Complaint alleges causes of action that include (i) actual or constructive fraudulent transfer for certain transactions between GWG and the Company or its affiliates, (ii) breaches of fiduciary duty, aiding and abetting breaches of fiduciary duty, and civil conspiracy, (iii) unjust enrichment, (iv) avoidance of any purported releases of the defendants, and (v) disallowance of the claims filed by certain defendants, including the Company, in the GWG bankruptcy case.

More specifically, such challenged transactions relate to (i) GWG’s purchase of $10 million of equity in the Company on June 12, 2019, (ii) GWG’s commitment on May 31, 2019 to loan trusts affiliated with the Company $65 million that GWG funded in two tranches ($50 million on June 3, 2019 and $15 million on November 22, 2019) and the repayment of such loan, (iii) GWG’s capital contribution to the Company of $79 million on December 31, 2019, (iv) approximately $145 million in capital contributions by GWG to the Company pursuant to a Preferred Series C Unit Purchase Agreement, and (v) the Company’s ultimate decoupling from GWG. Additionally, the LT Complaint seeks to void the debts owed by the Company to HCLP. The LT Complaint seeks to, among other things, void certain of the transactions and/or recover damages, attorney’s fees and expenses, pre-judgment and post-judgment interest.

On August 29, 2024, the Company and related entities moved to dismiss the claims asserted against them. Ben’s CEO and related entities also moved to dismiss the claims asserted against them. The remaining defendants moved to dismiss the claims asserted against them on November 4, 2024. The motions remain pending. On December 26, 2024, the Litigation Trustee, the Company, its affiliates and officers and directors, and other defendants insured under the applicable insurance policies filed a stipulation informing the court that they had reached an agreement in principle to settle the case. The Litigation Trustee has not yet filed a motion for court approval of the settlement. The settlement in principle does not require any payment by the Company or its affiliates and officers and directors and would resolve both the Adversary Proceeding and the securities class action described below. If the settlement is not approved, the Company, its affiliates and its officers and directors intend to vigorously defend themselves against these claims.

The terms of the proposed settlement in principle would be within the policy limits of the Company’s insurance policy with respect to such claims, and the Company expects the settlement will be entirely funded by insurance proceeds. Accordingly, the Company has recorded an estimated liability of $34.5 million in accounts payable and accrued expenses and estimated insurance recoveries of $34.5 million in other assets, net, in the consolidated statement of financial condition as of December 31, 2024. The amounts reflected in our consolidated financial statements for the estimated liability and insurance recoveries represents an estimate of the amounts attributable to Ben, its consolidated subsidiaries, and directors as part of a broader proposed settlement in principle also involving other parties.

The Company owes indemnification obligations pursuant to certain existing contracts, including to certain parties included in the LT Complaint that are not parties to the settlement in principle described above. The Company is required to indemnify these parties for losses they incur in connection with the LT Complaint, including for their defense of the LT Complaint and any judgment entered against them in the LT Complaint. As discussed above, on March 6, 2025, the Company entered into the GWG Settlement Agreement, which remains subject to court approval.

Scura Action

On March 30, 2023, David Scura and Clifford Day, on behalf of themselves and all others similarly situated, filed a class action lawsuit in the United States District Court for Northern District of Texas against Ben, certain members of the Board (Brad K. Heppner, Peter T. Cangany, Richard W. Fisher, Thomas O. Hicks, Dennis P. Lockhart, and Bruce W. Schnitzer), certain past members of the board of directors of GWG (Jon R. Sabes and Steven F. Sabes), FOXO Technologies Inc. (“FOXO”), and Emerson Equity LLC (“Emerson”) (the “Scura Action”). The suit alleged that the defendants defrauded GWG’s investors, and it asserted claims on behalf of a putative class consisting of all persons and entities who purchased or otherwise acquired GWG’s L Bonds or preferred stock of GWG between December 23, 2017, and April 20, 2022. The suit alleged that (i) BCG, the individual defendants, and FOXO violated Sections 10(b) of the Exchange Act and SEC Rule 10b-5 promulgated thereunder, (ii) that the individual defendants violated Section 20(a) of the Exchange Act, and (iii) that Emerson violated Section 15(c)(1)(A) of the Exchange Act. The complaint did not allege the total amount of damages sought by the plaintiffs. On June 8, 2023, the plaintiffs in the Scura Action filed a voluntary notice of dismissal without prejudice.

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On October 27, 2023, David Scura filed a petition in Dallas County District Court against Brad K. Heppner, Jon R. Sabes, Steven F. Sabes, Peter T. Cangany, Jr., Thomas O. Hicks, Dennis P. Lockhart, Bruce W. Schnitzer, the Company and FOXO, alleging violation of the Texas Securities Act, common law fraud, unjust enrichment, and civil conspiracy to defraud and seeking compensatory damages, costs and expenses. The same day, Clifford Day and Carla Monahan filed a petition in Dallas County District Court against the same defendants, alleging the same claims. On April 10, 2024, the plaintiffs and Ben parties entered into a twelve-month tolling agreement, and the plaintiffs filed motions to nonsuit their claims that the courts granted on April 12, 2024 and April 16, 2024, respectively.

The plaintiffs re-filed their claims in Dallas County District Court on November 22, 2024. On January 17, 2025, the plaintiffs filed notices informing the court that the parties had reached an agreement in principle to settle all claims and anticipate dismissing the cases following the settlement documentation process. The settlement in principle does not require any payment by the Company or the other defendants. As discussed above, on March 6, 2025, the Company entered into the GWG Settlement Agreement, which remains subject to court approval. If the GWG Settlement Agreement is not approved, the Company and its officers and directors intend to vigorously defend themselves in the litigation.

Bayati Action

On May 3, 2023, Thomas Horton and Frank Moore, in their capacities as the Lead Plaintiffs in the Bayati Action (the “Lead Plaintiffs”), filed a motion to lift the automatic stay in the Chapter 11 Cases in order to file a motion in the Northern District of Texas seeking to consolidate the Bayati and Scura Actions under the Private Securities Litigation Reform Act. On June 8, 2023, the plaintiffs in the Scura Action filed a voluntary notice of dismissal without prejudice.

On August 16, 2023, Thomas Horton and Frank Moore, in their capacities as the Lead Plaintiffs in the Bayati Action, filed a notice regarding the confirmation of the Debtors’ Chapter 11 plan in the GWG bankruptcy, a motion seeking to lift the bankruptcy stay and a motion to consolidate the Bayati and Horton Actions. On September 12, 2023, the court entered an order consolidating the Bayati and Horton Actions. The court ordered that the consolidated action shall bear the caption “In re GWG Holdings, Inc. Securities Litigation.” The court lifted the bankruptcy stay and ordered the Lead Plaintiffs to file a new consolidated complaint within 20 days.

On October 2, 2023, the Lead Plaintiffs filed a Consolidated Class Action Complaint against the Company, Brad K. Heppner, Peter T. Cangany, Jr., Thomas O. Hicks, Dennis P. Lockhart, Bruce W. Schnitzer, Murray T. Holland, Timothy L. Evans, David H. de Weese, Roy W. Bailey, David F. Chavenson, and Whitley Penn LLP, alleging Securities Act violations arising out of the Offering. The complaint alleges that the individual defendants violated Sections 11, 12(a)(2), and 15 of the Securities Act, and further alleges that the Company violated Section 15 of the Securities Act. The Company, Brad K. Heppner, Peter T. Cangany, Jr., Thomas O. Hicks, Dennis P. Lockhart, and Bruce W. Schnitzer (the “Ben Individual Defendants”) filed a motion to dismiss the complaint on November 7, 2023. On January 4, 2024, defendants Murray Holland, Tim Evans, Roy Bailey, Whitley Penn, David Chavenson and David H. de Weese filed motions to dismiss. The Lead Plaintiffs’ responded to the various motions to dismiss on February 20, 2024, and the defendants (other than Whitley Penn) filed replies in support of the motions to dismiss on March 21, 2024. On October 24, 2024, the court granted defendants’ motions to dismiss and dismissed the claims without prejudice. The Lead Plaintiffs filed an amended complaint on November 14, 2024. On December 26, 2024, the Lead Plaintiff, the Company, and other defendants filed a motion informing the court that they had reached an agreement in principle to settle the claims on a class-wide basis. The Lead Plaintiff has not yet filed a motion for preliminary approval. The settlement in principle does not require any payment by the Company or its affiliates and officers and directors, and it would resolve both the Adversary Proceeding referenced above and the securities class action. If the settlement is not approved, the Company intends to vigorously defend itself in the litigation.

This litigation (and related litigation against other parties that is not part of the pending settlement) can subject us and certain of our directors to substantial costs and divert resources and the attention of management from our business. If these claims are successful, our business could be seriously harmed. Even if the claims do not result in protracted litigation or are resolved in our favor and the favor of our directors, the time and resources needed to resolve such claims could divert our management’s resources and adversely affect our business.

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The settlement in principle of the LT Complaint utilizes substantially all of the amount of insurance coverage available to the Company on certain continuing legal matters. Therefore, ongoing defense costs and, to the extent there are any, awards against the Company associated with these legal matters will be borne by the Company. Prior to the settlement in principle of the LT Complaint, the substantial majority of the defense costs related to these certain continuing legal matters, were covered under the terms of our directors and officers insurance policies. As discussed above, on March 6, 2025, the Company entered into the GWG Settlement Agreement, which remains subject to court approval.

YWCA Action

On December 6, 2024, Young Women’s Christian Association of Rochester and Monroe County (“YWCA”) filed a derivative and class action lawsuit in the Delaware Court of Chancery against Hatteras Funds, LP and Hatteras Investment Partners, LP (together, “HIP”); Hatteras Master Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund (the “TEI Institutional Fund,” and together with Hatteras Master Fund, L.P., the “Funds”); various current or former officers and directors of the Funds (David B. Perkins, H. Alexander Holmes, Steven E. Moss, Gregory S. Sellers, and Thomas Mann) (collectively, the “Director Defendants,” and together with HIP, the “Hatteras Defendants”); and Beneficient and Bradley K. Heppner (the “Ben Defendants”). YWCA, as a unitholder of the TEI Institutional Fund, asserts claims against the Hatteras Defendants for breach of fiduciary duty, breach of contract, and unjust enrichment arising from a plan to liquidate the Funds that involved a transaction with the Company. YWCA also asserts claims against the Ben Defendants for fraud, aiding and abetting breach of fiduciary duty, and unjust enrichment in connection with this transaction.

On January 10, 2025, the Hatteras Defendants and Mr. Perkins filed a Notice of Removal, removing the action to the United States District Court of the District of Delaware (the “District Court”) pursuant to the Class Action Fairness Act, 28 U.S.C. § 1453(b), and 28 U.S.C. § 1332(d), which provides for federal jurisdiction over certain class action lawsuits. On January 28, 2025, YWCA filed an amended complaint, which continues to assert the derivative claims asserted in its original complaint (Counts I-VII) but no longer asserts the class action claim (formerly Count VIII). As a result, the parties entered into a stipulation remanding the case to the Court of Chancery for all further proceedings, which was entered by the District Court on February 5, 2025. On February 6, 2025, the parties filed a Joint Stipulation and Proposed Order Setting Time to Respond to Amended Complaint in the Court of Chancery. On March 3, 2025, the Ben Defendants filed a motion to dismiss the complaint and an opening brief in support of such motion. The Company and Mr. Heppner intend to vigorously defend against these claims.

Lazard Action

On March 17, 2025, Lazard Frères & Co. LLC (“Lazard”) filed a complaint against the Company in the U.S. District Court for the Southern District of New York, alleging that the Company breached the terms of its previous contract with Lazard by failing to timely pay amounts owed thereunder. Lazard seeks damages in the amount of approximately $4.9 million in addition to costs, attorneys’ fees and prejudgment interest. The matter has only recently been received, and the Company is evaluating the claims.

Board Leadership Structure and Role in Risk Oversight

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management at the Company, including risks related to cybersecurity. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board receives reports from management on financial, operational, legal compliance and reputation risks and the degree of exposure to those risks. The Board helps ensure that management is properly focused on risk by, among other things, reviewing and discussing the performance of senior management and business of the Company.

Our Board oversees an enterprise-wide approach to risk management, which is designed to (i) support the achievement of organizational objectives, including strategic objectives, (ii) improve long-term organizational performance, (iii) identify and mitigate emerging risks to our business, such as cybersecurity risks, and (iv) enhance stockholder value. Several Board committees are responsible for risk oversight in specific areas. For example, the Audit Committee oversees financial, accounting and internal control risk management policies and approves the independent auditor and its annual audit plan. The Audit Committee also reports periodically to the Board on the effectiveness of risk management processes in place and the overall risk assessment of the Company’s activities. The Enterprise Risk Committee reviews the implementation, management and overall effectiveness of the enterprise risk framework across the Company, including the impact, results and management actions related to firm-wide assessments. Additionally, the Compensation Committee assesses and monitors risks in the Company’s compensation program. For more information on the responsibilities of the committees of our Board, see the discussion about the respective committees under the heading “Meetings of the Board of Directors and Committees.”

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Family Relationships

There are no family relationships between our Board and our executive officers.

Controlled Company Status

Pursuant to the Stockholders Agreement, holders of Class B common stock have the right to elect a majority of Beneficient’s directors. As a result, Beneficient is a “controlled company” within the meaning Nasdaq rules and may elect not to comply with certain corporate governance standards.

Director Independence

Under the Nasdaq Listing Rules, a majority of the members of the board of directors of a Nasdaq-listed company must satisfy Nasdaq’s criteria for “independence.” As a “controlled company,” Beneficient is largely exempted from such requirements. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Peter T. Cangany, Jr., Patrick J. Donegan and Karen J. Wendel are “independent” as defined under the rules of Nasdaq. Additionally, the Board had previously determined that the Company’s former directors Emily B. Hill and Dennis P. Lockhart were independent. In making such determinations, our Board considered the relationships that each such non-employee director has with Beneficient and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.

Company Policies

Code of Business Conduct and Ethics for Employees, Executive Officers, and Directors

Our Board has adopted a code of business conduct and ethics, or “Code of Ethics,” which applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Ethics is available on our website at www.trustben.com under “Shareholders: Governance.” If we amend or grant any waiver from a provision of our Code of Ethics that applies to any of our executive officers, we will publicly disclose such amendment or waiver on our website and as required by applicable law.

Insider Trading Policy

Our Board has adopted an insider trading policy governing the purchase, sale and/or other dispositions of its securities by directors, officers and certain employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations. The insider trading policy also provides, among other things, that persons subject to the insider trading policy may not enter into hedging or monetization transactions or similar arrangements with respect to Company securities. While the Company is not subject to the insider trading policy, the Company does not trade in its securities when it is in possession of material nonpublic information other than pursuant to previously adopted Rule 10b5-1 trading plans. Our insider trading policy is available on Beneficient’s corporate website, www.trustben.com under “Shareholders: Governance.”

Whistleblower Policy

Our Board has adopted a whistleblower policy to provide employees with a confidential and anonymous, method for reporting concerns about the conduct of the Company or employees free from retaliation. Our whistleblower policy is available on Beneficient’s corporate website, www.trustben.com under “Shareholders: Governance.”

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Clawback Policy

Our Board has adopted a clawback policy, which provides that in the event the Company is required to prepare an accounting restatement due to noncompliance with any financial reporting requirements under the securities laws or otherwise erroneous data or the Company determines there has been a significant misconduct that causes financial or reputational harm, the Company shall recover a portion or all of any incentive compensation. Our clawback policy is available on Beneficient’s corporate website, www.trustben.com under “Shareholders: Governance.”

Equity Award Timing Policies

We do not have a formal policy or obligation that requires us to award equity or equity-based compensation on specific dates. Neither our Board nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, nor do we time the disclosure of material non-public information for the purpose of impacting the value of executive compensation. During the last fiscal year, there were no stock option awards to any named executive officers within four business days preceding the filing of any report of Forms 10-K, 10-Q, or 8-K that disclosed material nonpublic information.

Communications with the Board of Directors

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond as the Board deems appropriate. Interested parties who wish to contact an individual director, the Board as a group, or a specified Board committee or group, including the independent directors as a group, should address such communications to: Corporate Secretary of Beneficient, 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201. Each communication should specify the applicable addressee(s) to be contacted, as well as the general topic of the communication. The Corporate Secretary will initially receive and process communications before forwarding them to the addressee. The Board has requested that certain items that are unrelated to its duties and responsibilities be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. The Corporate Secretary will not forward any communication determined in its good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a summary of transactions for the fiscal year ended March 31, 2023 (“FY2023”), the fiscal year ended March 31, 2024 (“FY2024”) and the nine months ended December 31, 2024 (“Q32025”) which we have been a party, in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of the average of our total assets at FY2023 or FY2024 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest other than compensation and other arrangements that are described in the section titled “Executive Compensation” and “Director Compensation” sections in the Proxy Statement.

On June 6, 2023, the Company converted from a Delaware limited partnership called “The Beneficient Company Group, L.P.” to a Nevada corporation called “Beneficient” in connection with the closing of its merger with Avalon Acquisition Inc. (“Avalon” and such transaction, the “Business Combination”). The following also describes and summarizes numerous transactions among Ben, its predecessor BCG and related parties and provides a history and background concerning such transactions and the related development of Ben. Agreements previously executed by BCG, unless otherwise provided, became obligations of Company as a result of the Business Combination.

Initial Capitalization and Organizational Transactions

In preparation for the commencement of commercial operations, on August 1, 2017, BCG and several of its subsidiaries, including BCH, and affiliated parties entered into a Recapitalization Agreement (“Recapitalization Agreement”). Pursuant to the Recapitalization Agreement, numerous transactions were completed in order to restructure the organization of Ben and such restructuring established the foundation for Ben’s organizational structure.

Pursuant to the Recapitalization Agreement, Ben Management, which was the general partner of BCG, was formed. In addition, Ben Management formed PEN Insurance Management, LLC (which is now known as PEN Indemnity Management, L.L.C.) with Ben Management acting as its managing member. As of February 28, 2025, PEN Indemnity Management, L.L.C. is the general partner of Private Equity National Indemnity Holdings, L.P., the owner of Ben’s insurance subsidiary, PEN Indemnity Insurance Company, Ltd.

As part of the recapitalization, BCG transferred to BCH all of BCG’s limited partnership interests in The PEN Indemnity Insurance Company, L.P. and Beneficient Management Holdings, L.P. BCG also conveyed its limited partner interests in BMP to BHI. BMP is the sponsor of the BMP Equity Incentive Plan, which holds the BCH FLP-2 Unit Accounts discussed in “- BCH FLP Unit Accounts.” BMP also converted part of its general partner interest in The PEN Indemnity Insurance Company, L.P. to a limited partnership and conveyed such limited partnership interest to BCH and the remaining general partner interest to PEN Insurance Management, LLC.

As part of the recapitalization, the parties also entered into certain services agreements, which are the predecessor agreements for the Second Amended and Restated Services Agreement with Bradley Capital Company, L.L.C., discussed below in “-Relationships with Other Parties - Relationship with Bradley Capital Company, L.L.C.,” and the Services Agreement with BHI, discussed below in “-Relationships with Other Parties - Relationship with Beneficient Holdings, Inc.”

Ben commenced commercial operations on September 1, 2017, when Ben and MHT Financial, L.L.C. (“MHT Financial”) entered into agreements to provide liquidity in exchange for the economic rights to several portfolios of alternative assets (collectively, the “Initial Transactions”). In December 2017 and January 2018, Ben and MHT Financial entered into additional agreements to provide liquidity in exchange for the economic rights to additional portfolios of alternative assets (collectively, the “Second Transactions”). The primary closing condition of the Initial and Second Transactions consisted of MHT Financial entering into a Purchase and Sale Agreement with owners of alternative asset funds (family offices, fund-of-funds, and institutions, collectively the “Sellers”) to acquire the portfolios of alternative assets (the “Initial Exchange Portfolio” for the Initial Transactions and the “Second Exchange Portfolio” for the Second Transactions) and the subsequent placement of the Initial and Second Exchange Portfolios by MHT Financial into the custody of certain constituent trusts of the ExAlt Plan (“Founding ExAlt Plan”) in exchange for BCG Common Units of Ben of a like value issued to certain other constituent trusts of the Founding ExAlt Plan (“2017-18 Exchange Trusts”) of which MHT Financial was named the beneficiary and which are not consolidated subsidiaries of BCG. The Initial Transactions and the Second Transactions resulted in an aggregate of $565.0 million in liquidity being extended to the Founding ExAlt Plan in return for the right to the cash flows from the related exchange portfolios totaling NAV of $733.8 million in alternative assets at the time of the transactions.

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Through February 28, 2025, Ben’s originations of liquidity transactions to the Customer ExAlt Trusts have primarily been limited to: (i) the Initial and Second Transactions described above, (ii) the acquisition of $373 million of alternative assets acquired from an unrelated party in exchange for the issuance of BCG Preferred B-2 Unit Accounts in liquidity transactions that closed on and after December 7, 2021 and (iii) the acquisition of alternative assets with a NAV of approximately $37,689,946 from GRID in exchange for the issuance of 3,768,995 shares of Series B-1 preferred stock and 11,779 GRID Warrants. The Series B-1 preferred stock converted into 172,574 shares of Class A common stock in October 2023. The Initial and Second Transactions were transacted with a limited number of family offices, fund-of-funds and institutions.

Transaction with GWG and GWG Life, LLC

GWG is Beneficient’s former parent company. Following GWG’s emergence from bankruptcy, shares of Class A common stock held by GWG and its subsidiaries were transferred to the GWG Wind Down Trust in accordance with the Second Amended Plan. Based on the information reported on a Schedule 13D/A filed by the GWG Wind Down Trust on October 8, 2024, the GWG Wind Down Trust held approximately 7.6% of the outstanding Class A common stock. On January 12, 2018, Ben entered into a Master Exchange Agreement, as amended from time to time (the “MEA”), with GWG, GWG Life, LLC, a Delaware limited liability company and wholly-owned subsidiary of GWG (“GWG Life” and, collectively with GWG, the “GWG Parties”), and the 2017-18 Exchange Trusts. The 2017-18 Exchange Trusts agreed to transfer the Common Units they held in BCG to the GWG Parties and receive assets, including GWG’s common stock and GWG Life debt.

Under the MEA, on December 28, 2018 (the “Final Closing Date”), Ben completed a series of strategic exchanges of assets among GWG, GWG Life, and the 2017-18 Exchange Trusts (the “Exchange Transaction”). As a result of the Exchange Transaction, a number of securities were exchanged between the parties, including the following securities as of the Final Closing Date: the 2017-18 Exchange Trusts acquired GWG L Bonds due 2023 in the aggregate principal amount of $366.9 million; the 2017-18 Exchange Trusts acquired 27,013,516 shares of GWG common stock; GWG acquired 40,505,279 BCG Common Units; and GWG acquired the right to obtain additional BCG Common Units pursuant to an option issued by Ben (the “Option Agreement”). In addition, in connection with the Exchange Transaction, BCG, as borrower, entered into a commercial loan agreement (the “Commercial Loan Agreement”) with GWG Life, as lender, providing for a loan in a principal amount of $192.5 million as of the Final Closing Date (the “Commercial Loan”).

Ben and the GWG Parties subsequently terminated the MEA. In addition, effective November 29, 2021, BCG repaid the entire outstanding principal balance of the Commercial Loan Agreement, plus accrued interest by issuing to GWG Life 19,250,795 BCG Common Units.

Registration Rights Agreement

On August 10, 2018, BCG and GWG entered into the Registration Rights Agreement related to the BCG Common Units providing GWG with certain customary registration rights with respect to the BCG Common Units received pursuant to the MEA. Pursuant to this Registration Rights Agreement, GWG is entitled to certain customary demand registration, shelf takedown and piggyback registration rights, subject to certain customary limitations (including with respect to minimum offering size and a maximum number of demands and underwritten shelf takedowns within certain periods). The agreement remains in effect until the earlier of the date GWG is permitted to sell all registrable securities under Rule 144 or until the registrable securities are sold. On August 1, 2023, the Company, GWG, the GWG Wind Down Trust and Jeffrey Stein entered into a registration rights agreement assignment and joinder (the “Assignment Agreement”), pursuant to which GWG assigned its rights under the GWG Registration Rights Agreement to (i) the GWG Wind Down Trust with respect to the Class A common stock transferred to the GWG Wind Down Trust and (i) Mr. Stein with respect to Class A common stock transferred to Mr. Stein. In satisfaction of our contractual obligations pursuant to the GWG Registration Rights Agreement, we have filed with the SEC a Registration Statement on Form S-1 (File No. 333-273322), which was declared effective by the SEC on September 29, 2023.

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Option Agreement Conversion

Effective August 11, 2020, as a result of the Exchange Agreement entered into by the parties on December 31, 2019 discussed below, and the mutual agreement of the parties, the Option Agreement between Ben and GWG was automatically exercised under the provisions of the Option Agreement. As such, GWG received $57.5 million of BCG Common Units at a price per unit equal to $12.50. The exercise of the Option Agreement decreased other liabilities and increased BCG Common Units outstanding.

Collateral Swap

On September 30, 2020, certain of the Customer ExAlt Trusts (collectively, the “Participating Customer ExAlt Trusts”), at the sole direction of the independent trustee of each such trust, with the intention of protecting the value of certain assets of the Participating Customer ExAlt Trusts underlying part of the collateral portfolio, the Participating Customer ExAlt Trusts entered into that certain Contribution and Exchange Agreement with certain of the 2017-18 Exchange Trusts, (collectively, the “Participating Exchange Trusts”), each of which entered into such agreement at the direction of its applicable trust advisor and by and through its applicable corporate trustee (the “Contribution and Exchange Agreement”). Under the Contribution and Exchange Agreement, the Participating Exchange Trusts agreed to exchange 9,837,264 shares of GWG’s common stock valued at $84.6 million, 543,874 shares of BCG Common Units valued at $6.8 million, and GWG’s L Bonds due 2023 in the aggregate principal amount of $94.8 million to the Participating Customer ExAlt Trusts for $94.3 million in NAV of the alternative asset investments held by the Participating Customer ExAlt Trusts. This transaction (the “Collateral Swap”) resulted in the Participating Customer ExAlt Trusts recognizing an additional $84.6 million of investment in public equity securities of a related party, $94.8 million of debt securities of a related party, $3.4 million of treasury shares of BCG’s Common Units, and gain of $88.5 million, which was recorded in investment income, in 2020.

Transaction with GWG Controlling Shareholders

On April 15, 2019, BCG, among others, entered into a Purchase and Contribution Agreement (the “Purchase and Contribution Agreement”) with Jon R. Sabes, GWG’s Chief Executive Officer and a director, and Steven F. Sabes, GWG’s Executive Vice President and a director. Pursuant to the Purchase and Contribution Agreement, which closed on April 26, 2019 (the “Purchase and Contribution Agreement Closing”), Messrs. Jon and Steven Sabes sold and transferred all of the shares of GWG’s common stock held directly and indirectly by them and their immediate family members (approximately 12% of GWG’s outstanding common stock in the aggregate). Specifically, Messrs. Jon and Steven Sabes (i) sold in aggregate 2,500,000 shares of GWG’s common stock to BCC, a subsidiary of BCH, for $25.0 million in return for a payable ultimately settled in cash on December 31, 2019, and (ii) contributed their remaining 1,452,155 shares of GWG’s common stock to a limited liability company (“SPV”) owned by a Related Entity (defined below) and an entity held by one of the current directors of Ben Management, the general partner of BCG, in exchange for certain equity interests in the SPV. “Related Entity” or “Related Entities” include certain trusts that are directly or indirectly controlled by Ben’s CEO, Brad Heppner, and those entities directly or indirectly held by such trusts, and in which he and his family members are among classes of economic beneficiaries whether or not our CEO and founder is entitled to economic distributions from such trusts.

BCC and the SPV executed and delivered a Consent and Joinder (as defined below) to the Security Agreement (as defined below). Certain other transactions occurred pursuant to the Purchase and Contribution Agreement and in connection with the Purchase and Contribution Agreement Closing (the “Purchase and Contribution Transactions”).

On April 26, 2019, and in connection with the Purchase and Contribution Agreement Closing, BCC and the SPV executed and delivered a Consent and Joinder (the “Consent and Joinder”) to the Amended and Restated Pledge and Security Agreement dated October 23, 2017 by and among GWG, GWG Life, Messrs. Jon and Steven Sabes and the Bank of Utah (the “Security Agreement”). Pursuant to the Consent and Joinder, Messrs. Jon and Steven Sabes assigned their rights and delegated their obligations under the Security Agreement to BCC and the SPV, and BCC and the SPV became substitute grantors under the Security Agreement such that the shares of GWG’s common stock acquired by BCC and the SPV pursuant to the Purchase and Contribution Agreement continued to be pledged as collateral security for GWG’s obligations owing in respect of the L Bonds issued under that certain amended and restated indenture, dated as of October 23, 2017, subsequently amended on March 27, 2018 and supplemented by a Supplemental Indenture dated as of August 10, 2018, as so amended and supplemented, and as it may be amended or supplemented from time to time hereafter.

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Transaction with GWG Life, and certain trusts included in the ExAlt Plan

On May 31, 2019, certain trusts included in the ExAlt Plan (the “LiquidTrust Borrowers”) executed a Promissory Note (the “Promissory Note”) payable to GWG Life (acting through a then constituted special committee of the board of directors of GWG) for a principal amount of $65.0 million that matures on June 30, 2023. An initial advance in the principal amount of $50.0 million was funded on June 3, 2019, and a second advance in the principal amount of $15.0 million was funded on November 27, 2019. The proceeds from the Promissory Note were used by the LiquidTrust Borrowers to purchase senior beneficial interests held by certain other trusts of the ExAlt Plan (the “Customer Trusts”). The aforementioned trusts utilized the proceeds to repay loan amounts owed by certain of the Customer Trusts to BCC, a subsidiary of BCG. In accordance with the timeline of the Promissory Note, the LiquidTrust Borrowers purchased senior beneficial interests of $60.0 million prior to December 31, 2019. The remaining purchase of senior beneficial interests occurred during January 2020. All proceeds from the Promissory Note have been utilized by the ExAlt Plan to repay loan amounts owed to BCC by certain of the Customer Trusts. Ben utilized the proceeds from the loan repayments to BCC to provide working capital to BCG and its subsidiaries and to pay other liabilities.

LiquidTrust Promissory Note Repayment

On September 30, 2020, GWG, GWG Life (which, collectively with GWG, acting through a then constituted special committee of the board of directors of GWG), and the LiquidTrust Borrowers agreed to the repayment of the Promissory Note and any related accrued interest for a $75.0 million BCH Preferred C-1 Unit Account of BCH that Ben issued to the LiquidTrust Borrowers. BCG determined the fair value of the BCH Preferred C-1 unit account was $71.2 million as of September 30, 2020. The carrying value of the Promissory Note on September 30, 2020, with accrued and unpaid interest thereon, was $65.1 million. Accordingly, the difference between the fair value of the BCH Preferred C-1 Unit Account and the carrying value of the settled debt was settled between the equity holders and was reflected in our 2020 financial statements.

As part of the agreement, if Ben did not receive a trust company charter as of the one-year anniversary of the definitive agreement, or if no trust company charter filing was pending or in the process of being refiled, GWG Life would receive an additional $5.0 million of Preferred C interests in BCH. On July 1, 2021, Ben’s subsidiary, Beneficient Fiduciary Financial, L.L.C. (“BFF”), received a Kansas non-operational trust company charter and effective December 31, 2021, the State of Kansas issued to BFF a fully-operational trust company charter under the Kansas’ Technology-Enabled Fiduciary Financial Institution (“TEFFI”) Act and regulated by the Kansas Office of the State Bank Commissioner (the “OSBC”). Only BFF, our subsidiary, is regulated by the OSBC. The OSBC does not regulate the entirety of Beneficient.

Strategic Transactions with GWG

On December 31, 2019, BCG, BCH, Ben Management, and GWG (acting through a then constituted special committee of the board of directors of GWG) entered into a Preferred Series A Unit Account and Common Unit Investment Agreement (the “Investment Agreement”). Pursuant to the Investment Agreement, BCG and BCH received an aggregate amount of $79.0 million from GWG in return for 666,667 BCG Common Units and Preferred A-1 Unit Accounts of BCH.

In connection with the Investment Agreement, GWG acquired, on December 31, 2019, the right to appoint a majority of the Board of Directors of Ben Management, which was the general partner of BCG, which in turn was the general partner of BCH. Due to this change-of-control event, BCG became a consolidated subsidiary of GWG; therefore, the results of operations for BCG and its subsidiaries being reported in GWG’s financial statements on a consolidated basis beginning on the transaction date of December 31, 2019.

Following the transaction, and as agreed in the Investment Agreement, GWG had an initial capital account balance for the BCH Preferred A-1 Unit Accounts of $319.0 million. As a result, BCG recognized a deemed dividend of $250.0 million, which represents the difference between the redemption value and the carrying value of the BCH Preferred A-1 Unit Accounts, as of December 31, 2019. The parties to the Investment Agreement agreed that the aggregate capital accounts of all holders of the BCH Preferred A-1 Unit Accounts after giving effect to the investment by GWG, including the deemed dividend, is $1.6 billion.

Unit Purchase Agreement with GWG

On July 15, 2020, BCG and BCH entered into the UPA to purchase Series C Unit Accounts of BCH (“BCH Preferred Series C Unit Accounts”) with GWG (acting through a then constituted special committee of the board of directors of GWG). Pursuant to the UPA, GWG agreed to make capital contributions from time to time to BCH in exchange for Preferred Series C Unit Accounts of BCH during a purchasing period commencing on the date of the UPA and continuing until November 29, 2021, when BCG ceased to be a consolidated subsidiary of GWG.

At any time following July 15, 2020, all or some of the BCH Preferred Series C Unit Accounts purchased under the UPA may be exchanged for BCG Common Units at the option of GWG; provided that, if GWG exchanges less than all of the BCG Preferred Series C Unit Accounts purchased under the UPA, then, immediately after giving effect to such exchange, GWG shall be required to continue to hold BCH Preferred Series C Unit Accounts with a capital account that is at least $10 million. The exchange price for such BCG Common Units shall be determined by third-party valuation agents selected by Ben and GWG. However, if prior to any such optional exchange the BCG Common Units (or shares of Class A common stock following the Conversion) are listed on a national securities exchange, the BCH Preferred Series C Unit Accounts purchased under the UPA will be exchanged for BCG Common Units, or shares of Class A common stock, at the lower of (i) the volume-weighted average of the Common Units for the 20 trading days following the listing of the Common Units on a national securities exchange, and (ii) $12.75 (which, following the conversion of every four BCG Class A Units into five Class A common stock, would be reduced to $10.20 per share of Class A common stock).

During the years ended December 31, 2021 and December 31, 2020, BCH issued $14.8 million and $130.2 million, respectively, of BCH Preferred C-1 Unit Accounts related to this agreement for cash consideration of equal value.

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On November 23, 2021, GWG converted $14.8 million of its BCH Preferred C-1 Unit Accounts to an equal amount of BCH Preferred C-0 Unit Accounts. On December 1, 2021, BCH redeemed GWG’s entire BCH Preferred C-0 Unit Accounts for $14.8 million in cash. In exchange for such payment, GWG agreed to pay BCH an early redemption fee in the amount of $1 million, which such fee has yet to be paid. On July 10, 2023, the remaining BCH Preferred C-1 converted into 550,510 shares of Class A common stock at approximately $372.80 per share.

GWG Decoupling Transaction

On November 12, 2021, amendments to the organizational documents of BCG, BCH, and Ben Management were approved by the board of directors of Ben Management and GWG (the “Amendments”). On November 29, 2021, the Amendments became effective. These Amendments are part of, and effectuate, the series of transactions (the “Decoupling Transactions”), which resulted in, among other things, (i) GWG converting its capital account balance of $319 million in the BCH Preferred A-1 Unit Accounts to an equal amount of BCH Preferred B-2 Unit Accounts issued by BCG; (ii) GWG no longer having certain voting rights or the right to nominate or appoint members of the Board of Directors of Ben Management; and (iii) BCG no longer being a consolidated subsidiary of GWG and therefore operating as a wholly independent and separate company.

Shared Services Agreement with GWG

On May 27, 2020, Ben and GWG (acting through a then constituted special committee of the board of directors of GWG) entered into a shared services agreement effective as of January 1, 2020 (the “Shared Services Agreement”). Pursuant to the Shared Services Agreement, GWG agreed to pay a quarterly fee to Ben for the provision of accounting and finance, general and administrative, human resources, sales administration and marketing, underwriting and risk management, information technology and legal services for GWG and its direct or wholly-owned subsidiaries. The total service fee for each quarter is determined in good faith by Ben on the final day of such quarter in accordance with the cost allocation methodology maintained on Ben’s books and records (which provides that, to the extent the Services are eligible for the “services cost method,” as defined in Treasury Regulation § 1.482-9(b), the Service Fee shall be equal to the total costs incurred by Ben during each quarter in connection with BEN’s provision of the Services to GWG or its direct or indirect wholly-owned subsidiaries; and that the Service Fee for Services that are not eligible for the services cost method shall be determined by reference to the “cost of services plus method,” as defined in Treasury Regulation § 1.482-9(e)).

The term of the Shared Services Agreement had an initial term of one year from the effective date and renewed automatically for successive one year terms. Due to the filing by GWG for reorganization under the Chapter 11 Bankruptcy Code in April 2022, neither party was authorized to terminate the Shared Services Agreement. The Shared Services Agreement terminated upon the effectiveness of GWG’s bankruptcy plan on August 1, 2023. During FY2024 and FY2023, GWG paid $1.4 million, and $0.4 million, respectively, to Ben under the Shared Services Agreement. As of March 31, 2024 and 2023, Ben has an outstanding gross receivable related to this Shared Services Agreement of nil and $17.8 million, respectively. Due to the financial deterioration of GWG including the filing for reorganization under the Chapter 11 Bankruptcy Code in April 2022, the allowance for these receivables as of March 31, 2024 and 2023 was nil and $15.6 million, respectively. The reserve amount pertains to amounts owed by GWG at the time of its bankruptcy filing. As a result of the termination of the Shared Services Agreement, receivables and related allowance of $15.6 million were written off during FY2024.

Relationships with Other Parties

First and Second Lien Credit Agreements with HCLP

On May 15, 2020, Ben, through its BCC subsidiary, executed a term sheet with its lender, HCLP, a Related Entity, to amend its First Lien Credit Agreement and Second Lien Credit Agreement dated September 1, 2017 and December 28, 2018, respectively. The resulting Second Amended and Restated First Lien Credit Agreement and Second Amended and Restated Second Lien Credit Agreement (collectively, the “Second A&R Agreements”) were executed on August 13, 2020. Prior to the execution of the Second A&R Agreements, other amendments extended the June 30, 2020 maturity dates of both loans to August 13, 2020, while Ben and the lender finalized the Second A&R Agreements. The Second Amended and Restated Credit Agreement is referred to herein as the “First Lien Credit Agreement” and the Second Amended and Restated Second Lien Credit Agreement is referred to herein as the “Second Lien Credit Agreement.” Additional agreements were entered into on June 10, 2020, and on June 19, 2020, consistent with the term sheet, whereby Ben agreed to repay $25.0 million of the then outstanding principal balance due under the First Lien Credit Agreement and pay an extension fee of 2.5% of the outstanding aggregate principal balance of both loans, calculated after the $25.0 million repayment, on July 15, 2020. A total of $28.6 million was paid on July 15, 2020, which included the $25.0 million principal payment, related accrued interest thereon, and the extension fee described above.

As part of Ben’s formative transactions in 2017, the First Lien Credit Agreement proceeds were loaned by HCLP to a subsidiary of Ben. Ben’s subsidiary then loaned the amount on to the Customer Trusts so that the Customer Trusts could acquire investments in alternative assets purchased from the 2017-18 Exchange Trusts. The balance of this related party debt at the time of Ben’s September 1, 2017 commencement of Ben’s commercial operations reduced the balance of the preferred equity held by Ben’s founders.

The Second A&R Agreements extended the maturity date of both loans to April 10, 2021, and increased the interest rate on each loan to 1-month LIBOR plus 8.0%, with a maximum interest rate of 9.5%. On March 10, 2021, and again on June 28, 2021, Ben executed an amendment to, among other items, extend the maturity date to May 30, 2022, as more fully described below.

On March 10, 2021, Ben executed Amendment No. 1 to the Second Amended and Restated Credit Agreement and Amendment No. 1 to the Second Amended and Restated Second Lien Credit Agreement with its lender. The amendments extended the maturity date of both loans to May 30, 2022. The amendments also provide for the payment of an extension fee equal to 1.5% of the amount outstanding under the credit agreements, which was added to the outstanding amount under the credit agreements as provided for in the amendments.

On June 28, 2021, Ben executed Amendment No. 2 to the Second Amended and Restated Credit Agreement and Amendment No. 2 to the Second Amended and Restated Second Lien Credit Agreement with its lender. The amendments removed certain terms related to obligations owed by GWG and certain of its subsidiaries. Further, Ben executed the Amendment No. 3 to the Second Amended and Restated Credit Agreement and Amendment No. 3 to the Second Amended and Restated Second Lien Credit Agreement with its lender, effective as of July 15, 2021, pursuant to which the parties agreed to change the first installment payment date from September 10, 2021 to December 10, 2021. Both the first and second installment payments were to be paid on December 10, 2021.

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On December 1, 2021, Ben executed a binding term sheet with HCLP to amend the Second A&R Agreements. Pursuant to the term sheet, HCLP agreed to return up to $20 million of principal and interest payments (the “Returned Amount”) previously made by BCG to HCLP pursuant to the Second A&R Agreements and the parties agreed to combine the First Lien Credit Agreement and Second Lien Credit Agreement, as amended, into one senior credit agreement. The Returned Amount would be applied to, and increase the outstanding principal balance of, the First Lien Credit Agreement. HCLP paid $17.95 million in cash to BCG on December 1, 2021, and the remainder of the Returned Amount is available for return to BCG at its discretion. BCH used a portion of such payment to redeem GWG’s entire BCH Preferred C-0 Unit Accounts as described in “-Unit Purchase Agreement with GWG.” BCG agreed to pay HCLP an amendment fee of $1 million as well as HCLP’s legal fees incurred in connection with the amendment.

On March 24, 2022 (the “Consent Effective Date”), HCLP, BCH and BCG entered into a consent with respect to the Second A&R Agreements, pursuant to which (i) HCLP consented to BFF’s entrance into that certain Participation Interest Purchase Agreement, dated as of March 24, 2022, pursuant to which a third-party purchased from BFF for an aggregate purchase price of $72,500,000 a 100% participation interest in a $72,500,000 loan made by BFF to The EP-00117 Funding Trust, a common law trust formed under Texas law; (ii) HCLP’s security interests in the collateral that supported the repayment of the loan participation was terminated and released; and (iii) the collateral that supported the repayment of the loan participation ceased to count as collateral for purposes of the Second A&R Agreements.

In addition, on the Consent Effective Date, HCLP, BCH and BCG entered into those certain Consent and Amendment No. 4 to the Second Amended and Restated Credit Agreement and Consent and Amendment No. 4 to the Second Amended and Restated Second Lien Credit Agreement (collectively, “Amendments No. 4”) with its lender, pursuant to which HCLP consented to the transfer of certain loans to wholly owned subsidiaries of BCH and consented to all accrued interest and unpaid interest for the period beginning as of July 15, 2021 (the “Interest Consent Date”) through the Consent Effective Date being paid on the Consent Effective Date. HCLP, BCH and BCG also agreed, pursuant to the Amendments No. 4, to make the following amendments to the Second A&R Agreements: (i) defer the payment of all accrued and unpaid interest from the Interest Consent Date to the Consent Effective Date; (ii) amend the interest rate specifically for the period beginning on the Interest Consent Date and ending on the Consent Effective Date to be 10.5% per annum; (iii) extend the final maturity date of the loan from May 30, 2022 to August 31, 2023; (iv) change the principal payments of the Second A&R Agreements to consist of $5 million payments on each of May 10, 2022, August 10, 2022, December 10, 2022 and April 10, 2023, with the outstanding balance to be due on August 31, 2023, so long as each such payment does not cause BCG to incur a going concern qualification; and (v) amending the occurrence of an event of default to require notice (written or oral) from HCLP on almost all potential defaults listed under the Second A&R Agreements. Ben agreed to pay fees totaling approximately 6.5% of the outstanding principal before giving effect to the amendments.

In connection with the term sheet executed on December 1, 2021 and Consents and Amendments No. 4 to the Second A&R Agreements, Ben recorded a $19.5 million loss on extinguishment of debt during the year ended December 31, 2021.

On February 15, 2023, Ben executed those certain Amendment No. 5 to Second Amended and Restated Credit Agreement and Consent and Amendment No. 5 to Second Amended and Restated Second Lien Credit Agreement with HCLP, pursuant to which, as required by Amendments No. 4, certain Ben subsidiaries became subsidiary guarantors and entered into those certain Amended and Restated Security and Pledge Agreement (First Lien) and Amended and Restated Security and Pledge Agreement (Second Lien), that certain first lien Guaranty and that certain second lien Guaranty.

On June 5, 2023, Ben executed (a) that certain Consent and Amendment No. 6 to Second Amended and Restated Credit Agreement (the “First Lien Amendment”), which amended the Second Amended and Restated Credit Agreement dated as of August 13, 2020, among BCH, HCLP and the other parties thereto, and (b) that certain Consent and Amendment No. 6 to Second Amended and Restated Second Lien Credit Agreement (the “Second Lien Amendment,” and together with the First Lien Amendment, the “Amendments”), which amended the Second Amended and Restated Second Lien Credit Agreement dated as of August 13, 2020 among BCH, HCLP and the other parties thereto. Among other things, the Amendments (i) allow for the consummation of the Transactions pursuant to that certain Business Combination Agreement dated September 21, 2022, and amended April 18, 2023, with Avalon (such agreement, the “Business Combination Agreement”) and (ii) effective as of the closing of the Business Combination (c) amend the definition of “Change of Control” (as defined therein), and (d) provide that Beneficient will be the “Parent” thereunder.

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On July 12, 2023, BCH, entered into (a) that certain Amendment No. 7 to the First Lien Amendment, which amended the First Lien Credit Agreement, and (b) that certain Amendment No. 7 to Second Lien Amendment (together with the First Lien Amendment, the “Seventh Amendments”), which amended the Second Lien Credit Agreement, each among BCH, HCLP and the other parties thereto. Among other things, the Seventh Amendments (i) modified the interest rate to a fixed rate of 9.5% (ii) extended the maturity dates of the First Lien Amendment and the Second Lien Amendment to September 15, 2024 and September 15, 2027, respectively , and (iii) agreed to installment payments on the First Lien Amendment of $5.0 million on each of March 29th, June 28th, September 29th, and December 29th of each year for so long as the obligations remain outstanding, and so long as such payments do not cause a going concern. No payments will be made on the Second Lien Amendment until the obligations on the First Lien Amendment have been fully satisfied. Ben agreed to pay fees totaling approximately $0.1 million.

In connection with the Second A&R Agreements, BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, that owns a majority of the Class S Ordinary Units, Class S Preferred Units, Preferred A-0 Unit Accounts, Preferred A-1 Unit Accounts, and BCH FLP-1 Unit Accounts issued by BCH, will grant certain tax-related concessions to HCLP as may be mutually agreed upon between the parties. In exchange for the tax-related concessions, 5% of BCH Preferred A-1 Unit Accounts held by BHI, which will be held by HCLP, may convert to BCH Preferred A-0 Unit Accounts. In addition, recipients of a grant of BCH Preferred A-1 Unit Accounts from BHI will have the right to put an amount of BCH Preferred A-1 Unit Accounts to Ben equal to any associated tax liability stemming from any such grant; provided that the aggregated associated tax liability shall not relate to more than $30.0 million of grants of BCH Preferred A-1 Unit Accounts from BHI; and provided further, that such put right could not be exercised prior to July 1, 2021. Through March 31, 2024, a total of $3.8 million has been put to the Company which related to grants of BCH Preferred A-1 Unit Accounts to a director in 2022. The liability was settled for cash during June 2022.

The Second A&R Agreements and ancillary documents contain covenants that (i) prevent Ben from issuing any securities senior to the BCH Preferred A-0 Unit Accounts or BCH Preferred A-1 Unit Accounts; (ii) prevent Ben from incurring additional debt or borrowings greater than $10.0 million, other than trade payable, while the loans are outstanding; and (iii) prevent, without the written consent of the lender, GWG from selling, transferring, or otherwise disposing of any BCH Preferred A-1 Unit Accounts held as of May 15, 2020, other than to its subsidiary GWG DLP Funding V, LLC. GWG no longer holds any BCH Preferred A-1 Unit Accounts.

In connection with the amendments to the Second A&R Agreements, Ben agreed to pay extension fees on a percentage of the amount outstanding under the credit agreements as of the date of the respective amendment. During the FY2023, FY2024 and Q32025, no deferred financing costs were paid to HCLP. The parties to the Second A&R Agreements no longer plan to combine the First Lien Credit Agreement and Second Lien Credit Agreement, as amended, into one senior credit agreement. On October 20, 2023, the Company paid legal fees of $559,753 on behalf of HCLP pursuant to the indemnification obligations under the HCLP Loan Agreement from the proceeds under the HH-BDH Credit Agreement (the “Term Loan”). The Company incurred legal fees of approximately $0.5 million on behalf of HCLP pursuant to the indemnification obligations under the HCLP credit agreements during Q32025.

Effective as of July 31, 2024, the maturity date of the First Lien Credit Agreement was extended from September 15, 2024 to February 1, 2025, and certain mandatory prepayment obligations thereunder were waived by HCLP until February 1, 2025, and further waived and extended until March 1, 2025. Effective as of March 1, 2025, the Company’s obligations under the First Lien Credit Agreement were waived by HCLP through April 1, 2025, and the maturity date of the First Lien Credit Agreement was extended through April 1, 2025. The parties are currently engaged in negotiations concerning potential amendments of the First-Lien and Second-Lien Credit Agreements, which remain ongoing as of the date hereof.

HCLP is an indirect subsidiary of Highland Consolidated, L.P. Ben’s CEO is a beneficiary and trust investment advisor of the trusts that control, and are the partners of, Highland Consolidated, L.P. Further, an indirect parent entity of HCLP has previously had loans outstanding to Related Entities. As of March 31, 2024, March 31, 2023 and December 31, 2024, Highland Consolidated, L.P. had outstanding loans in the principal amount of $11.5 million, $14.0 million and $11.4, respectively, with a Related Entity.

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Ben was not a party to these loans, nor has it secured or guaranteed the loans. During Q32025, no deferred financing costs were paid to HCLP. As of December 31, 2024 and March 31, 2024, the unamortized premium related to the Second A&R Agreements was $0.3 million and $0.5 million, respectively. Through December 31, 2024, all required principal and interest payments due under the Second A&R Agreements have been paid.

Term Loan with HH-BDH

On October 19, 2023, Beneficient Financing, L.L.C. (the “Borrower”), a wholly owned subsidiary of the Company, and BCH, as guarantor (the “Guarantor” and together with the Borrower, the “Loan Parties”), entered into the Credit and Guaranty Agreement with HH-BDH, as administrative agent (the “HH-BDH Credit Agreement”).

HH-BDH’s sole member is Hicks Holdings. The managing member of Hicks Holdings is Mr. Thomas O. Hicks, a member of the Board. HH-BDH will receive customary fees and expenses in its capacity as a lender and as the administrative agent under the HH-BDH Credit Agreement, as further described below. Hicks Holdings and Mr. Hicks may be deemed to have a direct or indirect material financial interest with respect to the transactions contemplated by the HH-BDH Credit Agreement, as described below. HH-BDH funded the amounts under the HH-BDH Credit Agreement with the proceeds of a third-party financing (the “Financing”).

The HH-BDH Credit Agreement provides for a three-year term loan in the aggregate principal amount of $25.0 million, which was fully drawn on closing. Borrowings under the HH-BDH Credit Agreement bear interest, at the Company’s option, calculated according to a base rate, adjusted term SOFR rate, or adjusted daily simple SOFR rate, plus an applicable margin, subject to a Maximum Rate determined by applicable law in the State of New York. The Company elected the adjusted daily simple SOFR rate with a margin of 6.5% for the first two years and 5.5% for the third year. Accrued and unpaid interest is payable monthly, upon prepayment, and at maturity. The Term Loan will mature on October 19, 2026, and all outstanding principal amounts and accrued and unpaid interest thereon shall be due and payable on such date. During the year ended March 31, 2024, $1.6 million deferred financing costs were paid related to the Term Loan. As of December 31, 2024 and March 31, 2024, the unamortized discount related to the Term Loan was $1.1 million and $1.5 million, respectively.

The Term Loan is secured in part by pledges of: (a) substantially all of the assets of the Borrower, (b) the Guarantor’s equity interests in the Borrower, (c) 97.5% of the equity interests held by The EP-00117 Custody Trust, a Delaware statutory trust known as the “Custody Trust,” in certain entities that hold interests in private investment funds, which, as of December 31, 2024 and March 31, 2024, represented approximately 39.8 % and 41.5%, respectively, of all assets held by the Customer ExAlt Trusts and (d) certain deposit accounts.

The HH-BDH Credit Agreement contains customary representations, warranties, affirmative and negative covenants, including covenants which restrict the ability of the Loan Parties, the Custody Trust and certain affiliated entities to, among other things, create liens, incur additional indebtedness, make certain restricted payments and engage in certain other transactions, in each case subject to certain customary exceptions. In addition, the HH-BDH Credit Agreement, as amended, contains certain financial maintenance covenants, including a debt service coverage ratio of 2.00 to 1.00 and beginning December 31, 2024, a minimum liquidity requirement of $4.0 million, measured on the last day of each month.

Additionally, the HH-BDH Credit Agreement contains customary events of default relating to, among other things, payment defaults, breach of covenants, cross default of material indebtedness, bankruptcy-related defaults, judgment defaults, and the occurrence of certain change of control events. The occurrence of an event of default may result in the acceleration of repayment obligations with respect to any outstanding principal amounts and foreclosure on the collateral.

Hicks Holdings will receive the following fees and payments in connection with the Term Loan:

●	A non-refundable fee in an amount equal to 1.0% of the aggregate commitments under the Term Loan, which was paid upon execution of the HH-BDH Credit Agreement (the “Closing Date”);

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●	On each Payment Date, from and including: (1) from the Closing Date until the second anniversary of the Closing Date, an interest payment at an interest rate equal to 3.0% per annum; and (2) from the second anniversary of the Closing Date until the loans are repaid in full, interest payments at an interest rate equal to 2.0% per annum (such interest is in included in HH-BDH’s receipt of interest payments as described above);

●	If any amounts under the HH-BDH Credit Agreement are prepaid prior to the scheduled Make Whole Date (as defined in the HH-BDH Credit Agreement), including by reason of acceleration, a make-whole payment equal to the product of the principal amounts being repaid and the applicable interest rate plus 3.0% and the number of calendar days between the date of such prepayment and the scheduled Make Whole Date, divided by 360; and

●	Certain fees, payments and expenses incurred by Hicks Holdings in connection with the Financing.

In connection with the HH-BDH Credit Agreement and the Financing, on October 19, 2023, the Guarantor, Ben LLC, and Hicks Holdings entered into a letter agreement (the “Letter Agreement”). In connection with the Financing, Hicks Holdings agreed to assign to HH-BDH (which is wholly-owned by Hicks Holdings) all of its rights, title and interest in and to the following partnership interests of the Guarantor: BCH Preferred A-0 Unit Accounts with a capital account balance of $15.3 million as of June 30, 2023, BCH Preferred A-1 Unit Accounts with a capital account balance of $48.1 million as of June 30, 2023, 1 BCH Class S Preferred Units and 3,640 BCH Class S Ordinary Units held by HH-BDH (the “Pledged Guarantor Interests”). Hicks Holdings’ membership interest in HH-BDH (collectively with the Pledged Guarantor Interests, the “Pledged Equity Interests”) and the Pledged Guarantor Interests serve as collateral for the Financing (together, the “Lender Pledge”).

Pursuant to the terms of the Letter Agreement, the parties thereto agreed that if the Borrower and/or Guarantor default under the HH-BDH Credit Agreement and such default results in a foreclosure on, or other forfeiture of, the Pledged Equity Interests, the Guarantor will promptly issue to Hicks Holdings, BCH Preferred A-0 Unit Accounts with a capital account balance of $15.3 million, BCH Preferred A-1 Unit Accounts with a capital account balance of $48.1 million, 1 BCH Class S Preferred Units and 3,640 BCH Class S Ordinary Units (subject to a tax gross-up as provided in the Letter Agreement), or, in the discretion of Hicks Holdings, equivalent securities of equal fair market value to the value of the security interests at the time of the applicable foreclosure or other loss (such newly issued equity interests referred to as the “Replacement Equity Interests”); provided, however that, if less than all Pledged Equity Interests have been foreclosed on or forfeited, the foregoing capital account balances and numbers of units comprising the Replacement Equity Interests shall be reduced on a class-by-class and subclass-by-subclass basis, as applicable, to the extent necessary to ensure that Hicks Holdings and its affiliates do not receive additional value relative to the value held by Hicks Holdings and its affiliates immediately prior to the foreclosure or forfeiture. Furthermore, Ben LLC shall cause a Ben LLC Unit (as defined in the BCH A&R LPA) to be issued for each BCH Class A Unit issued to the Hicks Holdings pursuant to the Letter Agreement. Additionally, the Guarantor agreed to indemnify Hicks Holdings and its affiliates and hold each of them harmless against any and all losses which may arise directly or indirectly in connection with, among other things, the HH-BDH Credit Agreement, the Term Loan, the Financing and the Lender Pledge.

On August 16, 2024, the Loan Parties and Lender entered into that certain Amendment No. 1 and Waiver No. 1 to the Credit and Guaranty Agreement and Each Other Loan Document (the “Amendment,” and the HH-BDH Credit Agreement, as amended by the Amendment, the “Amended HH-BDH Credit Agreement”), to, among other things, (i) add a subsequent term loan of up to $1,675,000, which was fully drawn upon closing of the Amendment (together with the Term Loan, the “Loans”), and (ii) waive certain events of default resulting from the occurrence of the Acknowledged Defaults (as defined in the Amendment), provided that in the case of the Monetary Defaults (as defined in the Amendment), the Borrower must cure the Monetary Defaults upon the earlier of (x) November 1, 2024 and (y) two business days following the effectiveness of Company’s registration statement for resale of the shares of Company’s Class A common stock underlying the Convertible Debentures and Warrants issuable pursuant to the Purchase Agreement.

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The Amended HH-BDH Credit Agreement also requires the Borrower to prepay the outstanding principal balance of the Loans in the amount of $200,000, $200,000, $200,000, $200,000 and $875,000 on each of September 7, 2024, October 7, 2024, November 7, 2024, December 7, 2024 and December 31, 2024, respectively. Furthermore, on each Required Payment Date (as defined in the Amended HH-BDH Credit Agreement), the Borrower shall prepay the outstanding principal balance of the Loans by an amount equal to the lesser of (a) the Total Portfolio Net Receipts (as defined in the Amended HH-BDH Credit Agreement) for the most recently ended period beginning on the 16th day of each month and ending on the 15th day of the immediately following month, and (b) as of each Required Payment Date, an amount equal to the excess, if any, of (x)(i) the number of Required Payment Dates occurring on or prior to such Required Payment Date, multiplied by (ii) $500,000, minus (y) the amount of all Excess Payments (as defined in the Amended HH-BDH Credit Agreement) made prior to such Required Payment Date. Additionally, the HH-BDH Amended Credit Agreement requires the Borrower to make certain minimum monthly payments to prepay the balance of the Loans.

The Amended HH-BDH Credit Agreement also includes, among other things, (i) updates to conditions precedent for the Lender to make the subsequent term loan to the Borrower, (ii) updates to certain representations and warranties, (iii) additional certain affirmative and negative covenants including a minimum liquidity financial covenant of $4.0 million and (iv) additional events that the occurrence of which would constitute an Event of Default (as defined in the Amended HH-BDH Credit Agreement). Except as modified by the Amendment, the terms of the HH-BDH Credit Agreement remain the same.

Relationship with AltAccess Securities

AltAccess Securities is an affiliate of the Company. Certain employees of the Company or its affiliates are registered persons of AltAccess Securities. When the Company uses AltAccess Securities as its broker-dealer to conduct its transactions, the Company’s use of AltAccess Securities creates various conflicts of interest and incentives as set forth herein, which may be in conflict with the best interests of customers of AltAccess Securities. Because of these relationships, transactions between AltAccess Securities and the Company are generally not arm’s-length and the Company has an incentive to use AltAccess Securities and its registered persons instead of other unaffiliated third parties. Through its ownership of AltAccess Securities, the Company, its owners, and employees receiving profit participation, equity incentives or similar benefits (including our Chief Executive Officer and other employees) indirectly benefit from and/or share in the revenue earned by AltAccess Securities. Individuals registered with AltAccess Securities that are employees of the Company or its affiliates receive a portion of the transaction compensation or other fees earned by AltAccess Securities for transactions in which such registered persons participate in addition to compensation they receive as employees of the Company or its affiliates. Compensation paid to AltAccess Securities and therefore to such registered persons of AltAccess Securities may be significant. AltAccess Securities and its registered persons are incentivized to maximize the amount of subscriptions in any offering, to favor the Company’s offerings over offerings of unaffiliated third parties and to take greater risks regarding such offerings, and their decisions relating to offerings of the Company may be influenced by such persons being registered with AltAccess Securities and/or being employees of the Company or its affiliates and the extent of the compensation they may receive by participating in an offering of the Company.

Relationship with Bradley Capital Company, L.L.C. Services Agreement

BCG was the general partner of BCH and together they entered into the Bradley Capital Agreement and Beneficient Management Counselors, L.L.C. (“BMC”) effective June 1, 2017, and effective as of January 1, 2022, the parties entered into the First Amended and Restated Services Agreement (the “A&R Bradley Capital Agreement”). Bradley Capital is a Related Entity. Under the Bradley Capital Agreement, Bradley Capital was entitled to a base fee of $404,132 per quarter for executive-level services provided by an executive of Bradley Capital, who prior to BCG’s conversion to a Nevada corporation on June 7, 2023, was our Chief Executive Officer and Chairman of Ben Management’s Board of Directors and currently is our Chief Executive Officer and Chairman of our Board, together with a supplemental fee of $160,979 per quarter for administrative and financial analysis, with both the base fee and the supplemental fee subject to an annual inflation adjustment. The base fee may be increased by the provider up to two times the initial base fee per quarter to cover increases in the cost of providing the services, or in the event of an expansion of the scope of the services with the approval of the Executive Committee of the board of Ben Management prior to June 7, 2023 and the Executive Committee of our Board subsequent to June 7, 2023, of which our CEO and Chairman of Ben Management’s board of directors is a member and Chairman. The Bradley Capital Agreement and the A&R Bradley Capital Agreement also includes a payment from Ben of $150,000 per year, paid quarterly, to cover on-going employee costs for retired and/or departed employees of predecessor entities prior to September 1, 2017, which on-going costs were assumed by Bradley Capital, as well as a further payment to Bradley Capital in respect of the cost of health and retirement benefits for current employees of Bradley Capital all of which are reimbursed by Ben.

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The Bradley Capital Agreement and the A&R Bradley Capital Agreement requires Ben to reimburse Bradley Capital or its affiliates for taxes, fees, and expenses, including legal fees and related costs, relating to the contributions by affiliates of Bradley Capital of equity or debt interests in Ben to public charitable trusts in connection with the 2017-18 Exchange Trusts, as well as the contribution of beneficial interests in client trusts administered by Ben. The A&R Bradley Capital Agreement further requires that Ben indemnify and hold Bradley Capital harmless against any and all losses, damages, costs, fees and any other expenses incurred by Bradley Capital as air travel expenses owed in connection with the operation of the aircraft identified in the Aircraft Sublease (as defined below) for periods prior to January 1, 2022. Additionally, Ben provides office space and access to needed technology systems and telephone services. Payments by Ben to Bradley Capital and its affiliates are guaranteed and subject to enforcement by the state courts in Delaware in the event of default. The Bradley Capital Agreement extended through December 31, 2022, with an annual one-year renewal provision thereafter. Prior to June 7, 2023, the A&R Bradley Capital Agreement could have been be terminated by the mutual agreement of the parties, by the unanimous approval of the Executive Committee of the board of Ben Management, of which our CEO and Chairman of Ben Management’s board of directors is a member and Chairman, or without such approval if a designated Related Entity no longer holds the lesser of $10.0 million of Ben’s securities or 1% of the aggregate fair market value of Ben on both December 31, 2022, or any applicable extension date, and the date of termination.

As part of the May 2018 change of control of Ben, BCG obtained a valuation of the enterprise and its classes of equity as required by FASB ASC Topic 805 due to the application of pushdown accounting. This valuation incorporated, among other things, estimates of current and future costs arising from related party contracts, including the Bradley Capital Agreement and the BHI Services Agreement (defined below). Each class of the Company’s equity was then recorded at its fair value as set forth in valuation analysis, with the preferred equity held by Ben’s founders reduced for, among other things, (i) the balance of outstanding debt of Ben, including related party debt, and (ii) any decrease in the value of Ben, up to the entire founders’ preferred equity amount outstanding, including decreases arising from the present value of the estimated costs of the related party contracts, including estimated costs related to private travel under the terms of the Bradley Capital Agreement.

On June 7, 2023, the A&R Bradley Capital Agreement, was replaced by the Second A&R Bradley Capital Agreement) with the Company as a party. The Second A&R Bradley Capital Agreement is substantially similar to the previous Bradley Capital Agreement, subject to certain changes as follows. The Executive Committee (as defined in the Second A&R Bradley Capital Agreement) reference now refers to the Executive Committee of the Board, and the Second A&R Bradley Capital Agreement expressly states that it shall in no way limit the authority of Board to appoint and remove officers of the Company, including its chief executive officer. The term of the Second A&R Bradley Capital Agreement extends through December 31, 2023, with an annual one-year renewal provision thereafter. The termination provision was revised so that the agreement may be terminated upon the approval of all members of the Executive Committee, excluding Brad K. Heppner if he is then serving on the Executive Committee. The base fee was increased to $460,000 per quarter and the supplemental fee was increased to $180,000 per quarter, with each fee remaining subject to an annual inflation adjustment. In addition, revisions were made to the limitation of liability and indemnification provisions to reflect the applicability of the corporation laws of Nevada to Beneficient.

During FY2024, FY2023 and Q32025, the Company recognized expenses totaling $2.7 million, $2.6 million and $2.1 million, respectively, related to this services agreement. During the FY2024, the Company paid $2.9 million to Bradley Capital related to previously accrued amounts owed under this services agreement. As of March 31, 2024, March 31, 2023 and December 31, 2024, $2.7 million, $3.6 million and $3.5 million, respectively, was owed to Bradley Capital related to the ongoing aspects of this services agreement. In addition, prior to the Aircraft Sublease with Bradley Capital discussed below, we also reimbursed Bradley Capital for certain costs, including private travel, for our CEO & Founder, including family members. As of March 31, 2024, March 31, 2023, and December 31, 2024, we have $0.7 million, $3.5 million and nil, respectively, accrued related to these reimbursements originating prior to the aircraft sublease.

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Aircraft Sublease

Effective January 1, 2022, The Beneficient Company Group (USA), L.L.C. (“Beneficient USA”), a subsidiary of BCH, as sublessee, Bradley Capital, as sublessor, and BCH, solely as it relates to the guarantee it makes to Bradley Capital as set forth therein, entered into the 2022 Aircraft Sublease. On January 1, 2023, the 2022 Aircraft Sublease expired pursuant to its terms. Also on January 1, 2023, Beneficient USA, Bradley Capital and BCH entered into the 2023 Aircraft Sublease on substantially the same terms as the 2022 Aircraft Sublease, that expired on January 1, 2024. Pursuant to the Aircraft Sublease, Bradley Capital subleases the aircraft described therein, without a crew, to Beneficient USA for up to three hundred (300) hours of use. Beneficient USA is required to pay a quarterly rental of $1,350,000 plus direct operating expenses, and Bradley Capital is required to pay the fixed and variable costs of operating the aircraft. The term of the Aircraft Sublease is one (1) year and may be terminated by either party upon three (3) days prior written notice and will automatically terminate upon the sale or similar disposition of the aircraft or the termination of the underlying lease agreement. Beneficient USA is also required to provide its own pilot(s) and crew, and Beneficient USA has entered into a separate Flight Crew Services Agreement with an unrelated third-party to provide the qualified flight crew. Pursuant to the Flight Crew Services Agreement, Beneficient USA agrees to pay the flight crew fees and agrees to reimburse all flight crew incidental fees (such as travel, meals and lodging) and all fuel and incidental costs for flights. Bradley Capital, a Related Entity, has also entered into a similar Flight Crew Services Agreement that is applicable for any use of the aircraft other than by Ben pursuant to the Aircraft Sublease, such as personal use of the aircraft by Mr. Heppner and his family, the costs of such personal use and related fees and expenses are not paid for by Ben.

Additionally, BCH agrees to unconditionally guarantee, for the benefit of Bradley Capital, all of the obligations of Beneficient USA to Bradley Capital under the Aircraft Sublease. During FY2024 and FY2023, BCH expensed $4.3 million and $6.1 million, respectively, in lease and direct operating expenses related to this agreement. No amounts have been paid to Bradley Capital related to the Aircraft Sublease through December 31, 2024. As of March 31, 2024, March 31, 2023 and December 31, 2024, $10.8 million, $6.9 million, and $10.8 million, respectively, was payable related to the Aircraft Sublease. The Aircraft Sublease expired on January 1, 2024.

Contribution Agreement

In conjunction with the execution of the Aircraft Sublease, BHI, BCH and BCG entered into the 2022 Contribution Agreement. On January 1, 2023, in connection with the execution of the 2023 Aircraft Sublease, BHI, BCH and BCG entered into an Amended and Restated Contribution Agreement on substantially the same terms as the 2022 Contribution Agreement to incorporate both the 2022 Aircraft Sublease and the 2023 Aircraft Sublease. Pursuant to the Contribution Agreement, BHI agrees to pay to BCH, on the last business day of each calendar quarter, any amounts paid or accrued by BCH during the quarter for the use of an aircraft under the Aircraft Sublease, or any similar lease or sublease, which would include the quarterly rental under the Aircraft Sublease. In addition, BHI agrees to pay to BCH any amounts paid or accrued related to fixed monthly or quarterly costs incurred in connection with such aircraft lease or sublease in an amount not to exceed $250,000 per year. This additional payment would cover flight crew costs, fuel and related costs. Each contribution is conditioned upon (i) the effectiveness of the Aircraft Sublease and (ii) BCH’s timely payment of quarterly guaranteed cash payments (the “Guaranteed Series A-0 Payment”) to BHI for the respective quarter in which such contribution is to be paid (whether or not waived in accordance with the terms of the BCH A&R LPA); provided, that if a Guaranteed Series A-0 Payment is not timely paid, or is only paid in part, for any given quarter such payment is required under the existing BCH A&R LPA (whether or not waived in accordance with the terms of the existing BCH A&R LPA), then any contributions contemplated under the Contribution Agreement for such quarter will not be owed; provided, further, that in the event such Guaranteed Series A-0 Payment is subsequently paid in full, then any previously unfunded contributions for the applicable quarter under the Contribution Agreement will become due and payable on the last business day of the calendar quarter in which such Guaranteed Series A-0 Payment is paid in full. All payments made by BHI to BCH pursuant to the Contribution Agreement shall be treated as capital contributions, as defined in the BCH A&R LPA, by BHI to BCH, and shall be added to BHI’s sub-capital account related to its BCH Class S Ordinary Units. BCH further agrees to specially allocate to BHI’s sub-capital account related to its BCH Class S Ordinary Units any deductions derived from amounts paid or accrued by BCH for use of the aircraft to the extent such expenditures are offset by the contributions made by BHI pursuant to the Contribution Agreement.

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BCH and the holders of the BCH Preferred A-0 Unit Accounts have entered into an agreement to defer the Guaranteed Series A-0 Payment to November 15, 2024; provided that the Guaranteed Series A-0 Payment may be made prior to November 15, 2024 if the Audit Committee of the Board determines that making such payment, in part or in full, would not cause Ben to incur a going concern. The guaranteed payment accrual totaled $50.9 million, $37.7 million, $20.9 million as of December 31, 2024, March 31, 2024 and 2023, respectively. As of December 31, 2024, no contributions have been made under the Contribution Agreement, which is expected and will continue to occur until the guaranteed payments to BCH Preferred A-0 Unit Accounts holders are no longer deferred.

Guaranty

In conjunction with the execution of the Bradley Capital Agreement and the Aircraft Sublease, Bradley Capital and BCH entered into the Guaranty. Pursuant to the Guaranty, BCH provides an irrevocable and unconditional guaranty in favor of Bradley Capital guaranteeing the complete and timely payment of any and all amounts up to $20 million due from Bradley Capital to a lender under any financing arrangement with Bradley Capital, the proceeds of which were used the acquisition of the aircraft under the Aircraft Sublease or any other aircraft acquired by Bradley Capital in connection with Bradley Capital’s obligations under the Bradley Capital Agreement. In the event BCH is required to pay any obligations under the Guaranty, a portion of the lessor of the aircraft (or any successor entity owned by Bradley Capital, or if such entity does not exist, the aircraft) equal to the fraction that the amount paid by BCH bears to the purchase price of the aircraft shall be conveyed to BCH. No guaranty payments have been required from BCH under the Guaranty. In connection with the Guaranty, on December 8, 2022, BCH and Bradley Capital entered into that certain letter agreement pursuant to which BCH and Bradley Capital agreed that, in connection with the Business Combination Agreement and the filing of the registration statement on Form S-4 that BCG initially filed with the SEC on December 9, 2022 (as amended, the “Form S-4”), Bradley Capital will not seek to enforce the Guaranty or any obligations of BCH thereunder nor will Bradley Capital utilize the Guaranty in any manner to facilitate obtaining any financing as contemplated by the Guaranty during the period of time from December 9, 2022 until such date that the Form S-4 (Registration No. 333-268741) is withdrawn. On May 12, 2023, the SEC declared the Form S-4 effective.

Relationship with Beneficient Holdings, Inc.

Beneficient USA, a subsidiary of BCH, entered into with BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, the BHI Services Agreement. BHI pays an annual fee of $30,000 to Ben for the provision of trust administration services for Related Entities and all trusts affiliated with its family trustee as that term is defined in the governing documents for a Related Entity. Beneficient USA also is required to provide any other services requested by BHI, subject to any restrictions in the operating agreement of BHI, at cost. The term of the BHI Services Agreement extends for the longer of (i) five years past the expiration or termination of the Bradley Capital Agreement, or (ii) seven years after the family trustee of the Related Entity is no longer a primary beneficiary of any trust affiliated with the family trustee. During FY2024, FY2023 and Q32025, the income recognized by Ben related to this services agreement was immaterial.

As of February 28, 2025, BHI owns the majority of the Company’s Class B common stock, BCH Class S Ordinary Units, BCH Class S Preferred Units, BCH Preferred A-0 Unit Accounts, BCH Preferred A-1 Unit Accounts, BCH FLP-1 Unit Accounts and BCH FLP-3 Unit Accounts. Additionally, Ben, through its subsidiary, BCC, was the obligor of $72.0 million from BHI that was subsequently contributed to a subsidiary of HCLP (a “Legacy Lender”) on April 4, 2019, through the Second Lien Credit Agreement issued in December 2018. There were no interest payments made during 2019 to BHI prior to the assignment on April 1, 2019. BHI expects to receive tax distributions from HCLP arising from the repayment of the Second Lien Credit Agreement to cover any tax liability associated with the contribution of the Second Lien Credit Agreement to HCLP. Additionally, if HCLP is liquidated while the Second Lien Credit Agreement is still outstanding, the Second Lien Credit Agreement with transfer back to BHI.

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Administrative Services Agreement between Constitution Private Capital Company, L.L.C. (“Constitution”) and Beneficient USA

Constitution is an entity owned 50.5% by BHI and 49.5% by BMP. It was founded in 1986 and acquired by a Related Entity in 1996. Constitution currently manages three private equity fund-of-funds. BMP is owned by the directors, officers and employees of Ben and certain former employees of Ben. Mr. Heppner does not hold an interest in BMP although BHI may occasionally hold the forfeited interests of a former employee in BMP. BHI does not currently hold any such forfeited interests. Additionally, Highland Consolidated, L.P., an entity majority owned by The Highland Investment Holdings Trust, retains a residual interest in Constitution associated with the investments and assets held prior to BHI and BMP ownership of Constitution. The residual interest held by Highland Consolidated, L.P. is associated with three private equity fund-of-funds, which are currently managed by Constitution. Effective January 1, 2017, Constitution entered into an Administrative Services Agreement (the “ASA”) with Beneficient USA, which is wholly owned by Ben Custody and a subsidiary of BCH, whereby Beneficient USA provides personnel to administer the portfolio assets advised by Constitution. Under the ASA, Constitution pays Beneficient USA a monthly fee equal to .01% of the month-end net assets of its portfolio. The ASA automatically renews on an annual basis and may be terminated at any time by Constitution. Beneficient USA may only terminate the ASA in the event of a breach by Constitution. For FY2024, FY2023 and Q32025, the income recognized by Beneficient USA related to this services agreement was immaterial.

Preferred Liquidity Provider Agreement with Constitution

Prior to December 31, 2018, GWG and Constitution had a mutual understanding to enter into an agreement that was formalized in May 2019 as outlined below. BCC entered into an agreement with Constitution (the “Preferred Liquidity Provider Agreement”) under which at Constitution’s option, BCC will provide liquidity to alternative asset funds sponsored by Constitution at an advance rate of not less than 82% of NAV, to the extent such funds meet certain specified qualifications. For a fund to qualify for the liquidity option, it must, among other things, hold investments that were approved or deemed approved by BCC at the time a fund makes such investments. BCC is required to provide liquidity in any combination, at its discretion, of cash, U.S. exchange traded funds registered under the Investment Company Act of 1940, or securities traded on a national securities exchange. BCC’s obligation under the Preferred Liquidity Provider Agreement is guaranteed by Ben and BCH. The Preferred Liquidity Provider Agreement may be terminated solely by mutual consent of Ben and Constitution. Ben and Constitution have not contracted for any liquidity under this agreement through February 28, 2025.

Relationship with The Heppner Endowment for Research Organizations, L.L.C. (“HERO”) and Research Ranch Operating Company, L.L.C. (“RROC”)

HERO and RROC are indirectly owned by The Highland Investment Holdings Trust, The Highland Great Plains Trust and The Highland Partner Holdings Trust. Mr. Heppner is a permissible beneficiary of The Highland Investment Holdings Trust and The Highland Partner Holdings Trust, but he is not a beneficiary of The Highland Great Plains Trust. Mr. Heppner’s family members are potential beneficiaries of each of these three trusts. HERO was created to (i) to serve as an advisor to National Philanthropic Trust (“NPT”), an unrelated third-party charitable organization, regarding the disbursement of grants to qualifying organizations, and (ii) to serve as an advisor to NPT regarding the administration of charitable contributions made for the benefit of such qualifying organizations. Although HERO can advise on these matters, NPT possessed all final decision-making authority on charitable contributions and complete control over the proceeds received by the charitable organizations. The charitable accounts administered by NPT (“Charitable Accounts”), the beneficiaries of which have historically been multiple Texas universities, have historically received proceeds from certain trusts settled and funded by customers of Ben, in support of their charitable initiatives. HERO does not receive any proceeds from trusts settled and funded by customers of Ben.

RROC’s purpose is to provide funding and operational support for the research activities conducted by the qualified charities. The funding received by RROC, from proceeds of trusts settled and funded by customers of Ben, may be used, in RROC’s discretion, to (i) provide appropriate facilities and properties for the charitable organizations to utilize as part of their charitable initiatives (those properties and facilities being owned by a Related Entity), and (ii) provide fee revenue to RROC. RROC is granted such rights and authority pursuant to trust instruments entered into between a customer and subsidiaries of Ben as well as an agreement with NPT. Ben’s subsidiaries provide financing to the Customer ExAlt Trusts and Ben is paid as an agent of the trustees for administrative services it provides to the trusts. Ben has certain outstanding payables, including accrued interest, to RROC and the Charitable Accounts (for the benefit of the Texas universities as discussed above) of $2.3 million, $2.2 million and $2.1 million as of December 31, 2024, March 31, 2024 and 2023, respectively. During the FY2023, Ben paid $0.8 million, and during each of FY2024 and Q32025, no payments were made. The $0.8 million payment during the year ended FY2023 was made to the Funding Trusts in accordance with their respective trust agreements to pay down Funding Trust liabilities. Such payment was not made to any entity associated with Mr. Heppner. Due to changes in the Customer ExAlt Trust agreements, no incremental amounts are expected to be allocated to RROC or the Charitable Accounts other than those amounts already provided by certain prior trust agreements. During FY2023 and FY2024, the trust advisor to certain of the Customer ExAlt Trusts reassigned the beneficial interest held at NPT to the Kansas TEFFI Economic Growth Trust.

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Beneficient Heartland Foundation, Inc.; Initial Charitable Initiative

In connection with each of Ben’s liquidity transactions following the adoption of the TEFFI legislation and BFF’s receipt of a fully-operational trust company charter under the Kansas TEFFI Act, pursuant to Section 28 of the TEFFI Act, a “Qualified Distribution” is made for the benefit of certain economic growth zones and rural communities in the State of Kansas (each, a “Charitable Distribution”). In January 2022, Ben announced its initial $15.4 million Charitable Distribution. The Charitable Distribution was allocated as follows: $2.7 million of cash for the benefit of, and to be received by, the Kansas Department of Commerce to be used at the department’s discretion for development projects and the promotion and growth of the TEFFI industry in Kansas; $0.2 million of cash and assets for the benefit of public charities dedicated to economic development within Mr. Heppner’s hometown of Hesston, Kansas, and surrounding Harvey County, Kansas, as outlined in the TEFFI Act; and $12.5 million in cash and assets to the Beneficient Heartland Foundation, Inc. (“BHF”) as described below. Mr. Heppner’s hometown is Hesston, Kansas and certain of his family members continue to live and/or work in Hesston and other areas of Harvey County, Kansas and may be considered to be direct or indirect beneficiaries of the portions of the initial Charitable Distribution provided to Hesston and Harvey County and to BHF.

On January 20, 2022, BHF was formed as a Kansas nonprofit corporation to receive economic growth contributions pursuant to the TEFFI legislation. BHF is currently governed by a 11 member board of directors, seven of whom are community leaders within the Hesston, Kansas community and four of whom are Ben employees or individuals otherwise affiliated with Ben. BHF is organized and operated exclusively for charitable and educational purposes within the meaning of Section 501(c)(3) of the Internal Revenue Code. Its purpose is to provide grants and other support to benefit growth, development and expansion of opportunities in rural Kansas communities with populations of 5,000 residents or less, including job and income growth, main street revitalization, educational facility improvements, construction and development, healthcare facility enhancements, senior facility improvements, and support for post-secondary institutions. BHF has the exclusive decision-making authority over all of the economic growth contributions it receives.

BFF is the sole member of BHF and has the right to appoint up to eleven members of BHF board of directors. The remaining two board members are appointed by BMC. Pursuant to the requirements of the Internal Revenue Code, BFF’s governing documents prohibit any of BHF’s assets or earnings from inuring to the benefit of BFF, BMC, or any director, officer or other private individual.

The Kansas TEFFI Economic Growth Trust

The Kansas Economic Growth Trust (the “EGT”) is a common law trust formed on December 7, 2021 by and between an individual as independent trustee, Ben Custody as administrator, and BCH as advisor. The purpose of the EGT is to receive the proceeds of the Customer ExAlt Trusts that are allocable to the Charitable Beneficiaries and to allocate such proceeds between the Kansas Department of Commerce and qualified charitable organizations (including the Beneficient Heartland Foundation, Inc.) in accordance with the requirements of the TEFFI legislation. The proceeds received by the EGT are dedicated exclusively to charitable purposes and the trust agreement prohibits any of the EGT’s assets or earnings from inuring to the benefit of Ben Custody, BCH, any director, officer or other private individual. As noted above, Ben Custody provides administrative and accounting services to the EGT, and BCH serves as advisor to the trustee with respect to the administration and distribution of the trust. Neither Ben Custody nor BCH charges a fee for these services.

Ben has an outstanding payable to EGT of nil, $0.1 million and $0.1 million as of December 31, 2024, March 31, 2024 and 2023, respectively. Ben paid $0.1 million, $1.4 million and $2.7 million during Q32025, FY2024 and FY2023. Additionally, during the year ended March 31, 2023, Ben sold its Kansas properties to the EGT in exchange for a $1.4 million promissory note receivable, which is reflected in the other assets line item on the consolidated statements of financial condition.

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Relationship between Ben and Hicks Holdings LLC

Hicks Holdings LLC, an entity associated with one of Ben’s current directors, is one of the owners and serves as the manager of a limited liability company (“SPV”). A Related Entity also has ownership in the SPV. The SPV holds BCH Preferred A-0 Unit Accounts and BCH Preferred A-1 Unit Accounts among its investment holdings. Hicks Holdings, LLC is also the sole member of HH-BDH as described above in the section regarding the term loan with HH-BDH.

Hicks Holdings Operating LLC (“Hicks Holdings Operating”) has historically held BCH Preferred A-0 Unit Accounts, BCH Preferred A-1 Unit Accounts and BCH Class S Ordinary Units. Hicks Holdings LLC was granted its BCH Preferred A-1 Unit Accounts and BCH Class S Ordinary Units as compensation for services provided in 2018. Hicks Holdings Operating was granted its BCH Preferred A-0 Unit Accounts when a portion of the existing BCH Preferred A-1 Unit Accounts converted to BCH Preferred A-0 Unit Accounts in 2021. Hicks Holdings converted a portion of its existing BCH Preferred A-1 Unit Accounts to BCG Class B common stock of Beneficient in June 2023 in connection with the recapitalization of BCG. The total balance (based on their GAAP capital accounts) as of December 31, 2024 and March 31, 2024, was $26.6 million and $27.5 million, respectively. In October of 2023, in connection with the Financing, Hicks Holdings Operating entered into the Letter Agreement, pursuant to which it assigned all of its right, title and interest in its directly held BCH Preferred A-0 Unit Accounts, BCH Preferred A-1 Unit Accounts and BCH Class S Ordinary Units to HH-BDH. Hicks Holdings Operating held 16,528 shares of Class B common stock as of February 28, 2025.

Services provided by representatives of Ben and the trusts associated with the loans

An independent individual currently serves as trustee for the LT 1 through 29 Liquid Trusts, The LT1A through LT29A Funding Trusts, and The Collective Collateral Trust I, The Collective Collateral Trust II, The Collective Collateral Trust III, The Collective Collateral Trust IV, The Collective Collateral Trust V, The Collective Collateral Trust VI, The Collective Collateral Trust VII, and The Collective Collateral Trust VII in the associated ExAlt Plan that are created at origination for each of our loans. Additionally, Beneficient Fiduciary Financial, L.L.C., a subsidiary of Beneficient, is the trustee of the EP-00100 through EP00121 Liquid Trusts, the EP-00100 through EP-00121 Funding Trusts, The Collective Collateral Trust and The Participation Collective Collateral Trust. Ben earns administration fees (for providing administrative services to the trustee) and interest income from these trusts. Previously, an employee of Ben and another individual served as co-trustees for these trusts. The employee received no compensation for their services as co-trustee.

Related Party Transactions in connection with the Business Combination

Conversion and Exchange Agreements

On June 6, 2023, immediately prior to the Conversion, the BCG Recapitalization occurred as follows: (i) the limited partnership agreement of BCG was amended to create one new subclass of BCG common units, the Class B Common Units (the “BCG Class B Common Units”), and the existing common units were renamed the Class A Common Units; and (ii) certain holders of the BCH Preferred A-1 Unit Accounts, including Messrs. Fisher, Schnitzer, Hicks Holdings Operating, LLC (“Hicks Holdings”) and BHI, entered into conversion and exchange agreements (the “BCG Conversion and Exchange Agreements”) with BCG and BCH, pursuant to which they converted certain BCH Preferred A-1 Unit Accounts to BCH Class S Ordinary Units, which BCH Class S Ordinary Units were contributed to BCG in exchange for BCG Class A Common Units and/or BCG Class B Common Units. Pursuant to the Conversion, the BCG Class A Common Units converted into 1.25 shares of Class A common stock, and the BCG Class B Common Units converted into 1.25 shares of Class B common stock. Additionally, the Class B common stock is convertible into Class A common stock on a one-for-one basis at the election of the holder thereof and is entitled to 10 votes per share in all matters on which stockholders of Beneficient generally are entitled to vote.

Pursuant to the Conversion, each BCG Class A Common Unit converted into 1.25 shares of Class A common stock, each BCG Class B Common Unit converted into 1.25 shares of Class B common stock, and the BCG Preferred B-2 Unit Accounts converted into shares of Class A common stock at a rate based on a 20% discount to the $800.00 valuation of the Class A common stock (or $640.00). As a result, in the Conversion, we issued 1,076,462 shares of Class A common stock with respect to the BCG Class A Common Units, 239,256 shares of Class B common stock with respect to the BCG Class B Units and 1,175,632 shares of Class A common stock with respect to the BCG Preferred B-2 Unit Accounts.

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On June 7, 2023, and in connection with the consummation of the Business Combination, Beneficient, Ben LLC and BCH entered into that certain Exchange Agreement (the “BCH Exchange Agreement”), pursuant to which BCH Class S Ordinary Units may be exchanged, on a one-for-one basis, for Class A common stock upon the election of the holder of such BCH Class S Ordinary Units. The holder of such BCH Class S Ordinary Units must provide not less than sixty-one (61) days prior notice (“Notice”) of the exchange to both the Beneficient and Ben LLC, which shall occur on the later of (A) the expiration of such sixty-one (61) day Notice period, unless waived by Beneficient; (B) the third business day after the date of the earnings release by the Beneficient covering the fiscal quarter in which the Notice is provided; or (C) the first day following the earnings release by the Beneficient covering the fiscal quarter in which the Notice is provided that directors and executive officers of the Issuer are permitted to trade under the applicable policies of Beneficient relating to trading by directors and executive officers.

The BCH Exchange Agreement also provides that Beneficient shall have the right to refuse to honor any request for an exchange under the following circumstances: (i) if any such exchange is not permitted under the terms of any insider trading policy of Beneficient applicable to the employees and directors of Beneficient or its subsidiaries, (ii) at any time or during any period if Beneficient, BCH or Ben LLC determine, based on the advice of counsel (including advice provided by counsel employed by Beneficient, BCH or Ben LLC), that there may be material non-public information that may affect the trading price per share of Class A common stock at such time or during such period, (iii) if such exchange would be prohibited under applicable law or regulation, or (iv) to the extent such exchange would not be permitted under the terms and provisions of BCH A&R LPA.

Stockholders Agreement

In connection with the consummation of the Transactions, the Company, BHI, Hicks Holdings and Mr. Schnitzer, entered into the Stockholders Agreement, which became effective in connection with the consummation of the Business Combination on June 7, 2023.

Pursuant to the Stockholders Agreement, the Class B Holders shall have the right to elect the majority of directors to the Company’s Board, and the Board will be required to establish and maintain (i) a compensation committee, (ii) a nominating committee, (iii) an executive committee and (iv) a community reinvestment committee (collectively, the “Board Committees”). The Stockholders Agreement also provides that each of the Board Committees will be comprised of no more of four members, and at least two (2) members shall be Class B Directors designated by the majority of the Class B Directors and the remaining members shall be designated by the directors elected by holders of Class A common stock and Class B common stock, voting together as a single class. The majority of the Class B Directors also have the right to designate the chair of each of the Board Committees.

Consulting Agreements

In connection with the closing of the Company’s Business Combination, the Company entered into consulting agreements with each of Messrs. Hicks, Schnitzer and Fisher to replace and supersede their respective director agreements (the “Consulting Agreements”). Pursuant to the Consulting Agreements, each of Messrs. Hicks, Schnitzer and Fisher agreed to mentor, advise and support Beneficient and its related entities regarding its business of providing services, insurance, liquidity and financing for alternative asset holders and will each receive an annual cash fee of $150,000 per year. Such consulting fee will be in addition to the annual cash retainer Messrs. Hicks, Schnitzer and Fisher receive under the director compensation program. The Consulting Agreements acknowledge the continuing effectiveness of certain provisions in the director agreements regarding equity awards previously awarded to Messrs. Hicks, Schnitzer and Fisher under their respective previous director agreements. The Consulting Agreements have an initial term of one (1) year and will automatically renew for successive one (1) year terms unless sooner terminated in accordance with their terms. In the event the initial or any renewal term is terminated before it expires due to a removal or because Messrs. Hicks, Schnitzer and Fisher is not re-elected or re-appointed, in each case without cause (as defined in the consulting agreement), the annual consulting fee will continue to be paid through the end of the initial or renewal term, as applicable. In connection with the consulting agreements, Messrs. Hicks, Schnitzer and Fisher agreed to confidentiality and intellectual property protection provisions.

Mr. Fisher retired from our Board effective March 15, 2024. In connection with his retirement, we agreed to enter into a consulting agreement with Mr. Fisher, pursuant to which he is entitled to receive an annual fee of $50,000, which will be paid in the Company’s Class A common stock.

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Registration Rights Agreement

In connection with the consummation of the Business Combination, the Company, Avalon Acquisition Holdings, LLC (the “Avalon Sponsor”) and the directors and executive officers of the Company, and other direct and indirect holders of a Registration Rights Agreement containing certain registration rights for their Class A common stock and the shares of Class A common stock underlying the Class B common stock. Under the Ben Legacy Holder Registration Rights Agreement, as soon as it is permitted to do so, the Company shall file a shelf registration statement to register the resale of certain shares of Class A common stock and maintain its effectiveness until all registrable securities have been sold or may be sold in a single transaction pursuant to Rule 144 without volume limitation or current public information. Holders of registrable securities shall be entitled to demand and piggyback registration rights, subject to certain conditions set forth in the Ben Legacy Holder Registration Rights Agreement.

Beneficient Legacy Lock-Up Agreements

The Company and certain executive officers of BCG and directors of the general partner of BCG who became holders of Class A common stock as a result of the Business Combination entered into a lock-up agreement (“Beneficient Legacy Lock-Up Agreement”), dated June 7, 2023, pursuant to which each such holder agreed not to transfer Class A common stock or securities convertible into Class A common stock held or subsequently acquired by such holder for the applicable lock-up period. The lock-up period expired on the six (6) month anniversary of the closing of the Business Combination.

Beneficient Company Holdings, L.P. Interests

Many of our officers, directors and significant equity holders hold, either directly or indirectly, limited partner interests in BCH, and such interests are reflected within the noncontrolling interests in our financial statements. These equity interests in BCH have generally resulted from prior transactions involving the formation or recapitalization of the Company and its subsidiaries and constitute a significant ongoing economic interest in the Company as well as a source of significant economic value and income to the holders of these limited partner interests. Through their participation in the value of these equity interests in BCH, these related parties receive financial benefits from our businesses that include, but are not limited to, certain income allocations, preferred returns, issuances of additional limited partner interests, cash distributions and other payments. The following will describe certain of the rights and preferences of these limited partner interests in BCH and the benefits to our related parties who are holders, either directly or indirectly, of the limited partner interests in BCH.

BCH Preferred A-0 Unit Accounts

Holders of the BCH Preferred A-0 Unit Accounts, which include as of February 28, 2025, BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, and Messrs. Hicks (through Hicks Holdings Operating LLC), and Schnitzer, who were directors of Beneficient on such date, are entitled to quarterly guaranteed cash payments (the “Guaranteed Payments”) equal to 1.50% per fiscal quarter (or 6.0% per annum) of their then respective BCH Preferred A-0 Unit Accounts capital account balance on an annual basis. Mr. Fisher and Mr. Silk, who resigned from the Board effective March 15, 2024 and May 10, 2024, respectively, also hold BCH Preferred A-0 Unit Accounts and are entitled to receive the Guaranteed Payments. BCH’s obligation to make such Guaranteed Payment is not subject to available cash and has priority over all other distributions made by BCH. The Guaranteed Payments are not made payable in connection with an allocation of income but are a required cash payment recorded as an allocation of income for BCH to the BCH Preferred A-0 Unit Accounts holders. BHI and the other holders of the BCH Preferred A-0 Unit Accounts have entered into an agreement to defer the delivery of Guaranteed Payments until November 15, 2024; provided that, the right to such deferred Guaranteed Payments continue to accrue on a quarterly basis and that Guaranteed Payments may be made prior to November 15, 2024 if the Audit Committee of Beneficient determines that making such payment, in part or in full, would not cause the Company to incur a going concern. Under the heading “Proposed Transactions to Revise BCH Liquidation Priority” described below, in addition to certain other changes as described in the Master Agreement and the Transaction Documents (each as defined below), the Guaranteed Payments would be further deferred until November 15, 2025 on terms consistent with those described above if the proposed transactions are completed. For FY2024, FY2023 and Q32025, Guaranteed Payments in the following respective approximate amounts were accrued, but not paid, to such related party holders of the BCH Preferred A-0 Unit Accounts: BHI - FY2023, $12.9 million, FY2024, $13.7 million and Q32025, $10.8 million; Mr. Fisher - FY2023, $71,630, FY2024, $76,025 and Q32025, $60,065; Mr. Hicks - FY2023, $958,982, FY2024, $1,017,829 and Q32025, $804,154; Mr. Schnitzer - FY2023, $71,630, FY2024, $76,025 and Q32025, $60,065; and Mr. Silk - FY2023, $70,220, FY2024, $74,529 and Q32025, $58,883.

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As of December 31, 2024, the aggregate approximate amount of the accrued but unpaid Guaranteed Payments for each of the related party holders of the BCH Preferred A-0 Unit Accounts were as follows: BHI - $41.6 million; Mr. Fisher - $231 thousand; Mr. Hicks - $3.1 million; Mr. Schnitzer - $231 thousand; and Mr. Silk - $204 thousand.

BCH Preferred A-1 Unit Accounts

Holders of the BCH Preferred A-1 Unit Accounts, which as of February 28, 2025 include, BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, and Messrs. Fisher, Hicks, Schnitzer and Silk, who were directors of Ben Management and are currently or were directors of Beneficient during fiscal 2023 and 2024, are entitled to a quarterly preferred return (the “Quarterly Preferred Series A-1 Return”) equal to the hypothetical capital account balance of such BCH Preferred A-1 Unit Accounts multiplied by a rate, which we refer to as the base rate (as described below), and allocable by a corresponding increase to the BCH Preferred A-1 Unit Accounts capital account.

Pursuant to the terms of the previous BCH Seventh A&R LPA, the Quarterly Preferred Series A-1 Return is only allocable to the capital account for any quarterly period to the extent of the amount of income available to be allocated with respect to BCH Preferred A-1 Unit Accounts; provided that, amounts not allocated to the capital account during a given quarterly period as a result of insufficient income are added pro rata to a hypothetical BCH Preferred A-1 Unit Accounts capital account for each holder of the BCH Preferred A-1 Unit Accounts and become allocable to the capital account in the next quarterly period of which sufficient income is available for allocation with respect to BCH Preferred A-1 Unit Accounts (with respect to the aggregate amounts so accrued as of any given date, such amount, the “Accrued Quarterly Preferred Series A-1 Return”). Holders of the BCH Preferred A-1 Unit Accounts are entitled to receive, following the allocation of certain excluded amounts pursuant to Section 5.04(c) of the BCH A&R LPA and certain other required allocations pursuant to Section 5.04(a) of the BCH A&R LPA, allocations until the Quarterly Preferred Series A-1 Return and any Accrued Quarterly Preferred Series A-1 Return have been allocated. The hypothetical BCH Preferred A-1 Unit Accounts capital account is used for purposes of calculating the Quarterly Preferred Series A-1 Return and, as a result, increases in the hypothetical BCH Preferred A-1 Unit Accounts capital account result in increased Quarterly Preferred Series A-1 Returns in the future. Holders of the BCH Preferred A-1 Unit Accounts are also entitled to receive allocations of sale proceeds of BCH in an amount up to their hypothetical BCH Preferred A-1 Unit Accounts capital account, thereby increasing such holder’s BCH Preferred A-1 Unit Accounts capital account and resulting distributions.

As a result, the hypothetical BCH Preferred A-1 Unit Accounts capital balance represents a significant implicit value to any holder of the BCH Preferred A-1 Unit Accounts. On April 26, 2019, the BCH A&R LPA was amended to provide a rate cap with respect to the Quarterly Preferred Series A-1 Return (the “Preferred Series A-1 Rate Cap”). On November 12, 2021, the BCH A&R LPA was amended to remove the Preferred Series A-1 Rate Cap. This amendment added a feature that reduces the hypothetical capital account used to calculate quarter preferred returns by any amount that was allocated as a GAAP deemed dividend pursuant to Section 5.05(i) of the BCH A&R LPA.

In connection with the consummation of the Business Combination, the holders of the BCH Preferred A-1 Unit Accounts agreed to significantly reduce the BCH Preferred A-1 Unit Accounts return rate and also agreed to waive and defer the accrual of the preferred return as described above. Commencing with the effectiveness of the BCH Eighth A&R LPA, on June 7, 2023, in connection with the consummation of the Business Combination, the base rate shall be the most recent 90-Day Average Secured Overnight Financing Rate as published by the Federal Reserve Bank of New York prior to each fiscal quarter plus 0.5% (2.0% per annum); provided, that the Quarterly Preferred Series A-1 Return shall be waived and shall not accrue during the period from the effective date of the BCH Eighth A&R LPA until December 31, 2024, except to the extent of allocations of income to the holders of the BCH Preferred A-1 Unit Accounts, in which event distributions may be requested by the holders of the BCH Preferred A-1 Unit Accounts, and if not requested, such amounts shall be accrued. In addition, until January 1, 2025, the hypothetical BCH Preferred A-1 Unit Accounts capital account will only be increased to the extent there are allocations of income during such period. The agreement to waive and not accrue the Quarterly Preferred Series A-1 Return from the effective date of the BCH Eighth A&R LPA until December 31, 2024, which remained under the terms of the BCH Ninth A&R LPA, does not affect or waive any Quarterly Preferred Series A-1 Returns or hypothetical BCH Preferred A-1 Unit Accounts capital account already accrued as of the effective date of the BCH Eighth A&R LPA.

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Beginning January 1, 2025, BCH Preferred A.1 may be converted into BCH Class S Ordinary Units at the election of the holder, subject to a 20% annual conversion limit through December 31, 2029 as set forth in the BCH LPA; provided, that if the conversion price for the BCH Preferred A.1 equals or exceeds $1,440 after January 1, 2025, the annual conversion limit shall no longer be applicable. Upon conversion, the holder shall be issued BCH Class S Ordinary Units in an amount equal to the capital account balance associated with the BCH Preferred A.1 being converted divided by a price equal to the average closing price of Class A common stock for the thirty (30) days preceding the applicable exchange date; provided, that from the effectiveness of the BCH LPA through December 31, 2027, such conversion price shall not be less than $840. The holder of such newly issued BCH Class S Ordinary Units may immediately convert them into Class A common stock.

BCH Preferred A-1 Unit Accounts have the redemption and conversion features and rights as described in “-Description of Securities - BCH Preferred A-1 Unit Accounts”, which is filed as Exhibit 4.6 to the Company’s Annual Report.

For FY2023, FY2024 and Q32025, the following approximate amounts of the Accrued Quarterly Preferred Series A-1 Returns accrued to each of the related party holders of the BCH Preferred A-1 Unit Accounts: BHI - FY2023, $46.2 million, FY2024, $7.8 million and Q32025, $0; Mr. Fisher - FY2023, $257,754, FY2024, $43,726 and Q32025, $0; Mr. Hicks - FY2023, $3.5 million, FY2024, $0.6 million and Q32025, $0; Mr. Schnitzer - FY2023, $257,754, FY2024, $43,726 and Q32025, $0; and Mr. Silk - FY2023, $257,754, FY2024, $43,726 and Q32025, $0.

As of December 31, 2024, the estimated capital account balance determined in accordance with Section 704 of the Internal Revenue Code and the estimated hypothetical capital account balance for the BCH Preferred A-1 Unit Accounts for each of the related party holders of the BCH Preferred A-1 Unit Accounts were approximately as follows:

BHI - capital account $644.0 million and hypothetical capital account of $730.8 million; Mr. Fisher - capital account of $2.9 million and hypothetical capital account of $3.3 million; Mr. Hicks - capital account of $48.0 million and hypothetical capital account of $54.5 million; Mr. Schnitzer - capital account of $2.9 million and hypothetical capital account of $3.3 million; and Mr. Silk - capital account $4.6 million and hypothetical capital account of $4.9 million.

The aggregate hypothetical BCH Preferred A-1 Unit Accounts capital balance for BHI and Messrs. Fisher, Hicks and Schnitzer would have been higher but for the previous Preferred Series A-1 Rate Cap. With respect to any quarterly period for which there is an allocation of income to the BCH Preferred Series A-1 Unit Accounts associated with either the Quarterly Preferred Series A-1 Return or the Accrued Quarterly Preferred Series A-1 Return, BCH is required to make a tax distribution in cash to BCH Preferred A-1 Unit Account holders, including BHI.

BCH Class S Ordinary Units

As of February 28, 2025, the holders of the BCH Class S Ordinary Units include BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, Mr. Hicks, and BMP, which holds such BCH Class S Ordinary Units in connection with the BMP Equity Incentive Plan. Following certain allocations of income to the BCH Class S Units, the capital account balance associated with such BCH Class S Units shall be reduced by the amount so allocated and, in exchange, the holders shall be issued an equal number of BCH Class S Ordinary Units and BCH Class S Preferred Units equal to the amount of the reduction in the capital account divided by a price, which we refer to as the unit price, that will equal to the closing price of the Class A common stock on the primary exchange on which the shares of Class A common stock are listed on the date of such exchange or, if the Class A common stock is not listed on a national securities exchange, the closing price on the date of such exchange as quoted on the automated quotation system on which the Class A common stock is quoted. Such provisions result in the holders of the BCH Class S Ordinary Units and BCH Class S Preferred Units receiving additional limited partner interests in BCH as a result of the allocation of income of BCH while retaining the BCH Class S Units. In addition, BCH Class S Ordinary Units have the distribution and exchange features and rights as described in “-Description of Securities - BCH Class S Ordinary Units”, which is filed as Exhibit 4.6 to the Company’s Annual Report.

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BCH Class S Preferred Units

As of February 28, 2025, holders of the BCH Class S Preferred Units include BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, Mr. Hicks, and BMP, which holds such BCH Class S Preferred Units in connection with the BMP Equity Incentive Plan. Holders of the BCH Class S Preferred Units are entitled to the Quarterly Class S Preferred Unit Return equal to the hypothetical capital account balance of such BCH Class S Preferred Units multiplied by the base rate and allocable by a corresponding increase to the BCH Class S Preferred Unit capital account. Pursuant to the terms of the previous BCH Seventh A&R LPA, the Quarterly Class S Preferred Unit Return is only allocable to the capital account for any quarterly period to the extent of the amount of income available to be allocated with respect to BCH Class S Preferred Units; provided that, amounts not allocated to the capital account during a given quarterly period as a result of insufficient income are added pro rata to a hypothetical BCH Class S Preferred Unit capital account for each holder and become allocable to the capital account in the next quarterly period of which sufficient income is available for allocation with respect to BCH Class S Preferred Units (with respect to the aggregate amounts so accrued as of any given date, such amount, the “Accrued Quarterly Class S Preferred Unit Return”). Holders of the BCH Class S Preferred Units are entitled to receive, following the allocation of certain excluded amounts pursuant to Section 5.04(c) of the BCH A&R LPA and certain other required allocations pursuant to Section 5.04(a) of the BCH A&R LPA, allocations until the Quarterly Class S Preferred Unit Return and any Accrued Quarterly Class S Preferred Unit Return have been allocated. The hypothetical BCH Class S Preferred Unit capital account is used for purposes of calculating the Quarterly Class S Preferred Unit Return and, as a result, increases in the hypothetical BCH Class S Preferred Unit capital account result in increased returns in the future. Holders of the BCH Class S Preferred Units are also entitled to receive allocations of sale proceeds of BCH in an amount up to their hypothetical BCH Class S Preferred Unit capital account, thereby increasing such holder’s BCH Class S Preferred Unit capital account and resulting distributions. As a result, the hypothetical BCH Class S Preferred Unit capital balance represents a significant implicit value to any holder of the BCH Class S Preferred Units.

In connection with the consummation of the Business Combination, the holders of the BCH Class S Preferred Units agreed to significantly reduce the BCH Class S Preferred Units return rate and also agreed to waive and defer the accrual of the preferred return described above. Commencing with the effectiveness of the BCH Eighth A&R LPA on June 7, 2023, in connection with the consummation of the Business Combination, the base rate shall be reduced to the base rate described for the BCH Preferred A-1 Unit Accounts described above; provided that the Quarterly Class S Preferred Unit Return shall be waived and shall not accrue during the period from the effective date of the BCH Eighth A&R LPA until December 31, 2024 except to the extent of allocations of income to the holders of the BCH Class S Preferred Units. In addition, until January 1, 2025, the hypothetical BCH Class S Preferred Units capital account will only be increased to the extent there are allocations of income during such period. The agreement to waive and not accrue the Quarterly Class S Preferred Unit Return from the effective date of the BCH Eighth A&R LPA until December 31, 2024, which remained under the terms of the BCH Ninth A&R LPA, does not affect or waive any Quarterly Class S Preferred Unit Returns or hypothetical BCH Class S Preferred Unit Accounts capital account already accrued as of the effective date of the BCH Eighth A&R LPA.

The BCH Class S Preferred Units have the distribution and conversion features and right as described “Description of Securities - BCH Class S Preferred Units,” which is filed as Exhibit 4.6 to the Company’s Annual Report.

For the FY2023, FY2024 and Q32025, the following approximate amounts of the Accrued Quarterly Class S Preferred Returns accrued to each of the related party holders of the BCH Class S Preferred Units: BHI - FY2023, $51,000, FY2024, $7,000 and Q32025, $0; Mr. Hicks - FY2023, $45, FY2024, $6 and Q32025, $0; and BMP - FY2023, $49,000, FY2024, $7,000 and Q32025, $0. As of December 31, 2024, the estimated capital account balance determined in accordance with Section 704 of the Internal Revenue Code and the estimated hypothetical capital account balance for BCH Class S Preferred Units for each of the related party holders of the BCH Class S Preferred Units were approximately as follows: BHI - capital account of $3,780 and hypothetical capital account of $121,000; Mr. Hicks - capital account of $10 and hypothetical capital account of $118; and BMP - capital account of $4,110 and hypothetical capital account of $116,000.

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BCH Preferred C-1 Unit Accounts

As the holder of the BCH Preferred C-1 Unit Accounts, GWG was entitled to a quarterly preferred return (the “Quarterly Preferred Series C-1 Return”) equal to the hypothetical capital account balance of such BCH Preferred C-1 Unit Accounts multiplied by a rate equal to a fraction (i) the numerator of which is (A) the positive percentage rate change, if any, to the seasonally adjusted Consumer Price Index for All Urban Consumers covering the period including the calculation date, plus (B) 0.75 percent (0.5 percent prior to the consummation of the Business Combination), and (ii) the denominator of which is 1 minus the highest effective marginal combined U.S. federal, state and local income for a fiscal year for an individual in New York, New York (taking into account (a) the non-deductibility of expenses subject to the limitations described in Sections 67(a) and 68 of the Internal Revenue Code of 1986 and (b) the character (e.g., long-term or short-term capital gain or ordinary or exempt income) of the applicable income, but not taking into account the deductibility of state and local income taxes for U.S. federal income tax purposes). Such Quarterly Preferred Series C-1 Return was allocable by a corresponding increase to the BCH Preferred C-1 Unit Accounts capital account. Pursuant to the terms of the previous BCH Seventh A&R LPA, which continued to be applicable under the BCH Eighth A&R LPA, the Quarterly Preferred Series C-1 Return was only allocable to the capital account for any quarterly period to the extent of the amount of income available to be allocated with respect to BCH Preferred C-1 Unit Accounts; provided that, amounts not allocated to the capital account during a given quarterly period as a result of insufficient income were added pro rata to a hypothetical BCH Preferred C-1 Unit Accounts capital account for GWG, as the holder of the BCH Preferred C-1 Unit Accounts and became allocable to the capital account in the next quarterly period of which sufficient income is available for allocation with respect to BCH Preferred C-1 Unit Accounts (with respect to the aggregate amounts so accrued as of any given date, such amount, the “Accrued Quarterly Preferred Series C-1 Return”). GWG, as the holder of the BCH Preferred C-1 Unit Accounts was entitled to receive, following the allocation of certain excluded amounts pursuant to Section 5.04(c) of the BCH A&R LPA and certain other required allocations pursuant to Section 5.04(a) of the BCH A&R LPA, allocations until the Quarterly Preferred Series C-1 Return and any Accrued Quarterly Preferred Series C-1 Return have been allocated. The hypothetical BCH Preferred C-1 Unit Accounts capital account was used for purposes of calculating the Quarterly Preferred Series C-1 Return and, as a result, increases in the hypothetical BCH Preferred C-1 Unit Accounts capital account resulted in increased Quarterly Preferred Series C-1 Returns in the future. GWG, as the holder of the BCH Preferred C-1 Unit Accounts is also entitled to receive allocations of sale proceeds of BCH in an amount up to their hypothetical BCH Preferred C-1 Unit Accounts capital account, thereby increasing GWG’s BCH Preferred C-1 Unit Accounts capital account and resulting distributions. As a result, the hypothetical BCH Preferred C-1 Unit Accounts capital balance represented a significant implicit value to GWG, as the holder of the BCH Preferred C-1 Unit Accounts. For FY2023, the Accrued Quarterly Preferred Series C-1 Returns accrued to GWG, as the holder of the BCH Preferred C-1 Unit Accounts was $12.0 million. As of March 31, 2023, the estimated capital account balance determined in accordance with Section 704 of the Internal Revenue Code and the estimated hypothetical capital account balance for the BCH Preferred C-1 Unit Accounts for GWG, as the holder of the BCH Preferred C-1 Unit Accounts were approximately as follows: capital account $205 million and hypothetical capital account $225 million. With respect to any quarterly period for which there is an allocation of income to the BCH Preferred Series C-1 Unit Accounts associated with either the Quarterly Preferred Series C-1 Return or the Accrued Quarterly Preferred Series C-1 Return, BCH was required to make a tax distribution in cash to GWG, as the holder of the BCH Preferred C-1 Unit Accounts. On July 10, 2023, the BCH Preferred C-1 converted into 550,510 shares of Class A common stock at approximately $372.80 per share. The BCH Ninth A&R LPA, effective April 18, 2024, removed reference to the BCH Preferred C-1 Unit Accounts.

BCH FLP Unit Accounts

The BCH FLP Unit Accounts are subdivided into the BCH FLP-1 Unit Accounts, BCH FLP-2 Unit Accounts and BCH FLP-3 Unit Accounts. As of December 31, 2024, BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, holds all of the BCH FLP-1 Unit Accounts and BMP, which is owned by directors and employees of Ben, holds the limited partner interests in the BCH FLP-2 Unit Accounts. As discussed below, BCH issued the BCH FLP-3 Unit Accounts to an entity controlled and directly or indirectly owned by our CEO, and such BCH FLP-3 Unit Accounts are entitled to certain distributions as described below and in the “Executive Compensation” section of this Proxy Statement.

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BCH FLP-1 Unit Accounts

As the holder of BCH FLP-1 Unit Accounts, BHI is entitled to quarterly issuances of an equal amount of BCH Class S Ordinary Units and BCH Class S Preferred Units that in aggregate is equal to the income allocated to BCH FLP-1 Unit Accounts pursuant to the BCH A&R LPA. BCH FLP-1 Unit Accounts are allocated income equal to 50.5% of: (1) fifteen percent (15%) of the profits from financing activities of BCH and its subsidiaries, exclusive of profits from other activities such as fees or reimbursement of expenses in connection with trustee or custodial services and insurance and insurance-related activities (this will generally include revenues from Ben Liquidity subsidiaries), and (2) the Excess EBITDA Margin, which generally relates to the fee-generating businesses of Beneficient, exclusive of financing activity revenues. The Excess EBITDA Margin for an applicable entity is equal to the lesser of (i) 50% of the revenues of BCH and its tax pass-through subsidiaries, excluding revenues from financing activities, and (ii) an amount of revenues that will cause the EBITDA of such entity divided by the gross revenues of such entity to equal 20% (this will generally include the subsidiaries of Ben Custody and Ben Insurance Services). BCH FLP-1 Unit Accounts are also entitled to receive annual tax distributions. Such provisions result in BHI, as the holder of the BCH FLP-1 Unit Accounts, receiving additional limited partner interests in BCH as a result of the allocation of income of BCH while retaining such BCH FLP-1 Unit Accounts. For FY2023 and FY2024, BHI did not receive any BCH S Ordinary Units or BCH S Preferred Units in connection with certain income allocations as a holder of the BCH FLP-1 Units Accounts.

In addition, BCH FLP-1 Unit Accounts are entitled to the allocation of a portion of any upward carrying value adjustment as calculated pursuant to Internal Revenue Code Section 704(b). Commencing with the effectiveness of the BCH Eighth A&R LPA on June 7, 2023, BMP, as the holder of the BCH FLP-2 Unit Accounts, is also entitled to receive an allocation of a portion of any upward carrying value adjustment as calculated pursuant to Internal Revenue Code Section 704(b). In the event of an upward carrying value adjustment, the BCH FLP-1 Unit Accounts (50.5%) and the FLP-2 Unit Accounts (49.5%) are entitled to first be allocated gains associated with such carrying value adjustment equal to 15% of the value of the capital accounts of all Class A Units and Class S Units, calculated based on the post-adjusted capital accounts of the then outstanding Class A Units and Class S Units. Immediately following any such allocation, the amount allocated is converted in BCH Class S Ordinary Units at the unit price, which is determined by the closing price of a share of the Class A common stock on the primary exchange on which such shares are listed. The consummation of the Business Combination resulted in an upward adjustment of the carrying value of the assets of BCH allocable to the FLP-1 and FLP-2 Unit Accounts of approximately $321.9 million. Pursuant to the terms of the BCH Eighth A&R LPA, which became effective upon the consummation of the Business Combination on June 7, 2023, 402,383 Class S Ordinary Units would be issuable as a result of the carrying value adjustment. Additionally, subsequent to the Business Combination, additional carrying value adjustments occurred, and approximately 1,400,000 (inclusive of the 402,383 units described above) BCH Class S Ordinary Units would be issuable through December 31, 2024 as a result of such carrying value adjustments, subject to the Compensation Policy. However, due to the Company’s Compensation Policy, the number of BCH Class S Ordinary Units that may be issued in 2024 or any subsequent year in connection with the such carrying value adjustments will be restricted, unless waived or amended, and require approval of the Board; provided that any such BCH Class S Ordinary Units that may not be issued in 2024 may be issued in subsequent years in accordance with the Compensation Policy. As of December 31, 2024, there has been no allocation of the carrying value adjustment among the holders of the FLP-1 Unit Accounts and the FLP-2 Unit Accounts and no issuance of any BCH Class S Ordinary Units as a result of such adjustment. For additional information, see section titled “-Executive Compensation - Compensation Policy” in this Proxy Statement.

BCH FLP-2 Unit Accounts

BMP is the sponsor of the BMP Equity Incentive Plan and holds the BCH FLP-2 Unit Accounts. As the holder of BCH FLP-2 Unit Accounts, BMP is entitled to quarterly issuances of an equal amount of BCH Class S Ordinary Units and BCH Class S Preferred Units that in aggregate is equal to the income allocated to BCH FLP-2 Unit Accounts pursuant to the BCH A&R LPA. BCH FLP-2 Unit Accounts are allocated income equal to 49.5% of: (1) fifteen percent (15%) of the profits from financing activities of BCH and its subsidiaries, exclusive of profits from other activities such as fees or reimbursement of expenses in connection with trustee or custodial services and insurance and insurance-related activities (this will generally include revenues from Ben Liquidity subsidiaries), and (2) the Excess EBITDA Margin, which generally relates to the fee-generating businesses of Beneficient, exclusive of financing activity revenues. The Excess EBITDA Margin for an applicable entity is equal to the lesser of (i) 50% of the revenues of BCH and its tax pass-through subsidiaries, excluding revenues from financing activities, and (ii) an amount of revenues that will cause the EBITDA of such entity divided by the gross revenues of such entity to equal 20% (this will generally include the subsidiaries of Ben Custody and Ben Insurance Services). BCH FLP-2 Unit Accounts are also entitled to receive annual tax distributions. Such provisions result in BMP, as the holder of the BCH FLP-2 Unit Accounts, receiving additional limited partner interests in BCH as a result of the allocation of income of BCH while retaining such BCH FLP-2 Unit Accounts. For FY2023 and FY2024, BMP did not receive any BCH S Ordinary Units or BCH S Preferred Units in connection with certain income allocations as a holder of the BCH FLP- 2 Units Accounts.

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In addition, commencing with the effectiveness of the BCH Eighth A&R LPA on June 7, 2023, BMP, as the holder of the BCH FLP-2 Unit Accounts, is also entitled to receive an allocation of a portion of any upward carrying value adjustment as calculated pursuant to Internal Revenue Code Section 704(b). In the event of an upward carrying value adjustment, the BCH FLP-1 Unit Accounts (50.5%) and the FLP-2 Unit Accounts (49.5%) are entitled to first be allocated gains associated with such carrying value adjustment equal to 15% of the value of the capital accounts of all Class A Units and Class S Units, calculated based on the post-adjusted capital accounts of the then outstanding Class A Units and Class S Units. Immediately following any such allocation, the amount allocated is converted in BCH Class S Ordinary Units at the unit price, which is determined by the closing price of a share of the Class A common stock on the primary exchange on which such shares are listed. The consummation of the Business Combination resulted in an upward adjustment of the carrying value of the assets of BCH allocable to the FLP-1 and FLP-2 Unit Accounts of approximately $321.9 million. Pursuant to the terms of the BCH Eighth A&R LPA, which became effective on June 7, 2023, 402,383 Class S Ordinary Units would be issuable as a result of the carrying value adjustment. Additionally, subsequent to the Business Combination, additional carrying value adjustments occurred, and approximately 1,400,000 (inclusive of the 402,383 units described above) BCH Class S Ordinary Units would be issuable through December 31, 2024 as a result of such carrying value adjustments, subject to the Compensation Policy. However, due to the Company’s Compensation Policy, the number of BCH Class S Ordinary Units that may be issued in 2024 or any subsequent year in connection with the such carrying value adjustments will be restricted, unless waived or amended, and require approval of the Board; provided that any such BCH Class S Ordinary Units that may not be issued in 2024 may be issued in subsequent years in accordance with the Compensation Policy. As of December 31, 2024, there has been no allocation of the carrying value adjustment among the holders of the FLP-1 Unit Accounts and the FLP-2 Unit Accounts and no issuance of any BCH Class S Ordinary Units as a result of such adjustment. For additional information, see the section titled “-Executive Compensation - Compensation Policy” in this Proxy Statement.

BCH FLP-3 Unit Accounts

As the holder of BCH FLP-3 Unit Accounts, BHI is entitled to quarterly tax and other distributions equal to 100% of the amount of profit allocated to BHI’s BCH FLP-3 Unit Accounts capital account. BCH’s obligations to make such distributions are not subject to available cash. BCH FLP-3 Unit Accounts are allocated profits from net financing revenues on a quarterly basis equal to the lesser of (i) 5% of the quarterly net financing revenues, or (ii) 10% of the average annualized stated interest (to the extent constituting net financing revenue) of the quarterly average of new ExAlt Loans issued by any subsidiaries of Beneficient during the previous twelve fiscal quarters. For FY2023 and FY2024, distributions of $0.9 million and nil were made to BHI, as holder of the BCH FLP-3 Unit Accounts.

Redemption of certain BCH Preferred A-1 Unit Accounts held by Mr. Silk. BHI, Mr. Silk and BCG entered into that certain Limited Partnership Interest Assignment Agreement, effective as of April 1, 2022, whereby BHI assigned Mr. Silk BCH Preferred A-1 Unit Accounts having an account balance of $5,721,658 (the “BHI Initial Grant”). Further, effective as of April 3, 2022, BHI, Mr. Silk and BCG entered into another Limited Partnership Interest Assignment Agreement, whereby BHI assigned Mr. Silk BCH Preferred A-1 Unit Accounts having an account balance of $3,793,342 (the “BHI Tax Grant,” and together with the BHI Initial Grant, the “BHI Grants”). In order to provide Mr. Silk with cash to cover any tax liability arising from the BHI Grants, BCH and Mr. Silk entered into that certain Unit Account Redemption Agreement, effective as of April 3, 2022, whereby BCH agreed to, without further action or condition, purchase and redeem on June 1, 2022 from Mr. Silk all of the BCH Preferred A-1 Unit Accounts granted to Mr. Silk pursuant to the BHI Tax Grant for a purchase price of $3,793,342, in cash. On April 2, 2022, $1,144,332 of Mr. Silk’s BCH Preferred A-1 Unit Accounts were converted into BCH Preferred A-0 Unit Accounts.

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Conversion of certain BCH Preferred A-1 Unit Accounts into BCH Preferred A-0 Unit Accounts

Pursuant to conversion letters by and among BCG, BCH and the respective holder of BCH Preferred A-1 Unit Accounts identified in the table below, BCG, as the general partner of BCH, and the respective holder of BCH Preferred A-1 Unit Accounts converted a certain amount of the capital account balance of the BCH Preferred A-1 Unit Accounts held by such holder into an equal amount of capital account balance of BCH Preferred A-0 Unit Accounts. Such conversions were effective as of December 1, 2021 for all such holders other than Mr. Silk, whose conversion was effective as of April 2, 2022. The respective holders of BCH Preferred A-1 Unit Accounts and the conversion amounts are estimated in the table below as of the date of the conversion.

Holder(1)	BCH Preferred A-1 Unit Accounts - Pre-Conversion Capital Account Balance	BCH Preferred A-0 Unit Accounts - Capital Account Balance Upon Conversion	BCH Preferred A-1 Unit Accounts - Capital Account Balance Immediately Following Conversion
AltiVerse Capital Markets, L.L.C	$114,433	$22,887	$91,547
Beneficient Holdings, Inc.	$1,027,520	$206,263	$821,258
Bruce W. Schnitzer	$5,722	$1,144	$4,577
Hicks Holdings Operating, LLC	$76,602	$15,320	$61,281
James G. Silk	$5,722	$1,144	$4,577
MHT Financial, L.L.C.	$24,468	$4,894	$19,575
Richard W. Fisher	$5,722	$1,144	$4,577

(1)	The table is based upon estimated capital account balances as of the date of the conversion as determined pursuant to Section 704 of the Internal Revenue Code, and such estimates are subject to adjustment.

Proposed Transactions to Revise BCH Liquidation Priority

On December 22, 2024, the Company entered into a Master Agreement, by and among the Company, BCH, Ben LLC, BMP and BHI (the “Master Agreement”), pursuant to which the holders of preferred equity of BCH agreed, among other things, to amend the governing documents of BCH to allow the Company’s public company stockholders to share in the liquidation priority currently reserved only for the preferred equity.

Closing of the proposed transactions contemplated by the Master Agreement is subject to, among other things, (i) execution and delivery of each of the transaction documents specified in the Master Agreement (collectively, the “Transaction Documents”), (ii) approval from the Company’s stockholders of an amendment to the Articles of Incorporation (such amendment, the “Charter Amendment”) to increase the number of authorized shares of Class B common stock and approval, for purposes of Nasdaq Listing Rule 5635, of the issuance of Class B common stock pursuant to the Transaction Documents, (iii) approval of the partners of BCH as necessary with respect to the proposed transactions and the Transaction Documents and (iv) the Company’s submission of a Listing of Additional Shares Notification Form with Nasdaq with respect to the additional shares of Class A common stock issuable with respect to the Subclass 4 FLP Unit Accounts of BCH (“FLP-4 Unit Accounts”) and Class B common stock issuable pursuant to the Transaction Documents, and Nasdaq shall not have objected to such issuances.

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The Master Agreement provides for the adoption of the Tenth Amended and Restated Limited Partnership Agreement of BCH (the “Tenth A&R BCH LPA”), which would provide for, among other things, (i) amendments to the liquidation provisions to provide the Company’s public company stockholders, through the Company’s indirect interest in BCH, would receive preferential treatment in the event of a liquidation of BCH in an amount equal to 10% of the first $100 million distributed to equity holders of BCH and 33.3333% of the net asset value (the “Closing NAV”) of up to $5 billion of alternative assets added to the Company’s consolidated balance sheet on or after December 22, 2024, in connection with the Company’s ordinary course liquidity business, (ii) modifications to the existing limitations on the conversion of BCH Preferred A.1 held by BHI through December 31, 2027 such that (a) on the date that is 60 days following the closing of the proposed transactions, BHI would have the right to convert a portion of its BCH Preferred A.1 in an amount up to $10 million, less the amount of any Conditional Payment (as defined below), and (b) after the Closing NAV of the certain transactions by the ExchangeTrust (the “ExchangeTrust Transactions”) exceeds $100 million, BHI would have the ability to convert additional BCH Preferred A.1 subject to certain limitations and the Company’s right to pay cash in the amount of the BCH Preferred A.1 to be converted in lieu of such conversion, (iii) the establishment and issuance of the Subclass FLP-4 Unit Accounts of BCH (“FLP-4 Unit Accounts”) in connection with the BFF Customer Transactions (as defined below) with the effect that BHI, as the holder of Subclass 1 FLP Unit Accounts of BCH (“FLP-1 Unit Accounts”), and BMP, as the holder of the Subclass 2 FLP Unit Accounts of BCH (“FLP-2 Unit Accounts”), would forego the right to receive up to $400 million of equity in BCH that is exchangeable into shares of the common stock of the Company for the benefit of certain Customers (as defined below), (iv) certain amendments to conform to the amendments to the Compensation Policy (as defined below) and the terms of the FLP-1 Account Side Letter (as defined below) and address accrued but unallocated returns with respect to the FLP-1 Unit Accounts and the FLP-2 Unit Accounts, (v) a requirement that no new general partner may be admitted to BCH and that Ben LLC may not transfer its units in BCH or otherwise withdraw from being the general partner of BCH without the prior approval on a class by class basis of the holders of at least 51% of the capital account balances of each of the BCH Class A Units; the BCH Class S Ordinary Units and the BCH Class S Preferred Units voting together as a single class (together with the Class S Ordinary Units, the “BCH Class S Units”), and the BCH Preferred A-0 Unit Accounts and BCH Preferred A-1 Unit Accounts, voting together as a single class and (vi) certain amendments with respect to the exchange of Class S Ordinary Units. Additionally, the Tenth A&R BCH LPA would require BCH to make a payment on amounts contractually or otherwise currently owed to BHI or its affiliates in an amount equal to $5 million (the “Conditional Payment”) if, on the date that is 60 days following the closing of the proposed transactions, the Audit Committee of the Board determines that the Conditional Payment would not be materially adverse to the assessment of the Company’s ability to continue as a “going concern” for financial reporting purposes.

In exchange for entering into the Master Agreement and consenting to the Tenth A&R BCH LPA, BHI, Hicks Holdings Operating, LLC and Bruce W. Schnitzer (collectively, the “Class B Holders”) would execute a consent agreement and would receive, subject to the consummation of the proposed transactions, shares of Class B common stock in an amount such that, immediately following the issuance, the Class B Holders would hold, collectively, 42.67% of the total combined voting power (on a fully diluted basis with respect to securities of the Company) of the Class A common stock and Class B Common Stock. Additionally, following the consummation of the proposed transactions and until the Closing NAV equals $3 billion, the Class B Holders will be entitled to additional securities in connection with the closing of ExchangeTrust Transactions in which the Company issues voting securities, or securities convertible into voting securities (such shares, the “Subsequent Class B Shares” and together with the Initial Class B Shares, the “Restricted Class B Shares”). The Restricted Class B Shares would carry full voting rights but would be subject to mandatory redemption by the Company at $0.001 per share upon any liquidation of the Company, immediately prior to any transfer of beneficial ownership of such Restricted Class B Shares by the holder thereof (other than to permitted estate planning transferees who agree to the same restrictions), immediately prior to any conversion of the Restricted Class B Shares, immediately prior to the sale, merger, or other liquidity event involving the Company or substantially all of its business. Further, the Class B Holders shall each irrevocably waive and disclaim of the right to receive dividends, distributions, or other economic benefits of any kind with respect to the Restricted Class B Shares, whether such dividends or distributions are paid in cash, property, or stock.

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The Master Agreement provides that the Company would adopt an amended and restated Compensation Policy (the “A&R Compensation Policy”) and that Company would enter into a letter agreement with BHI (the “FLP-1 Account Side Letter”). The A&R Compensation Policy together with the FLP-1 Account Side Letter would provide for, among other things, clarifications relating to the administration of allocations and issuances of BCH Class S Ordinary Units upon carrying value adjustments to holders of FLP-1 Unit Accounts, which is held by BHI, and FLP-2 Unit Accounts, which is held by BMP for the benefit of the directors, officers and employees of the Company and its affiliates. Pursuant to the FLP-1 Account Side Letter and the A&R Compensation Policy, all carrying value adjustments resulting from the Company’s previous business combination and certain other transactions through the closing will result in the issuance of Class S Ordinary Units to the holders of FLP-1 Unit Accounts and FLP-2 Unit Accounts upon the closing of the proposed transactions. Additionally, the A&R Compensation Policy would provide that, going forward, the limitations set forth therein will (i) continue to apply to issuances of BCH Class S Units upon certain allocations to FLP-2 Unit Accounts, and (ii) not apply to issuances of BCH Class S Units upon certain allocations to the FLP-1 Unit Accounts, although all or a portion of the BCH Class S Units issued with respect to the FLP-1 Unit Accounts will be restricted in their conversion rights. The FLP-1 Account Side Letter further clarifies the rights and restrictions of BHI with respect to certain BCH Class S Units held by BHI and certain additional BCH Class S Units that may be issuable to BHI as a result of future adjustments or allocations under the BCH LPA.

Pursuant to the FLP-1 Account Side Letter, the parties thereto would agree that, among other things, (i) BCH would make certain allocations of adjustments under the Tenth A&R BCH LPA and allocations to BMP in the amounts set forth in the FLP-1 Account Side Letter, (ii) BHI would be entitled to receive additional BCH Class S Units in the event that additional allocations are made under the Tenth A&R BCH LPA, (iii) BHI would agree that, without the prior written consent of the Company’s Products and Related Party Transactions Committee, it would only exchange certain unrestricted BCH Class S Units for shares of Class A common stock, and (iv) BHI would be entitled to receive additional unrestricted BCH Class S Units upon the occurrence of certain enumerated events set forth in the FLP-1 Account Side Letter.

The Master Agreement contemplates that in the proposed transactions, BCH would issue newly established FLP-4 Unit Accounts to one or more customers of the Company or its affiliates (the “Customers”) pursuant to the terms of a subscription agreement, by and among the applicable Customer, BCH and Ben LLC (the “Subscription Agreement”), under certain circumstances (the “BFF Customer Transactions”), and in the event Customers are offered the FLP-4 Unit Accounts pursuant to the Subscription Agreement and determine to not participate in the BFF Customer Transactions, the FLP-4 Unit Accounts not issued to any Customers will be issued to the Company in lieu of being issued to the applicable Customer. The FLP-4 Unit Accounts would be entitled to receive in accordance with the Tenth A&R BCH LPA, on a pro rata basis, 100% of the carrying value adjustments until the earliest of an amount equal to $400 million had been allocated to the FLP-4 Unit Accounts or the date which is four years following the closing of the proposed transactions.

Additionally, the form of Subscription Agreement to be entered into by Hatteras Master Fund, L.P. and its affiliates (such agreement, the “Hatteras Subscription Agreement”) provides, subject to the conditions therein, including the receipt by Hatteras of minimum values of Class S Ordinary Units of BCH delivered to Hatteras as a holder of the FLP-4 Unit Accounts, that Hatteras would agree to certain tolling agreements and contingent releases with respect to any claims Hatteras may have against the Company, its subsidiaries, officers, directors and any of their respective affiliates, and the Company would agree to analogous tolling agreements with respect to any claims it may have against Hatteras, its affiliates and their respective directors and officers. In addition, BCH would agree to reimburse Hatteras for certain expenses during the 12-month period following the closing of any BFF Customer Transaction with Hatteras in an amount up to $5.5 million, subject to certain adjustments. On March 6, 2025, Hatteras Master Fund, L.P. executed the Hatteras Subscription Agreement.

The Master Agreement provides for an amendment to the Stockholders Agreement, dated June 6, 2023, by and among the Company and the Class B Holders, which would revise certain provisions related to the Class B common stock designation rights to clarify that Class B common stock designees may be appointed, removed and replaced only by the holders of Class B common stock.

The Master Agreement also provides for a waiver of the guaranteed payment payable to the holders of the BCH Preferred A-0 Unit Accounts and the execution of a waiver of payment agreement to be entered into by and among BHI and BCH, pursuant to which BHI, as the holder of the majority in interest of the BCH Preferred A-0 Unit Accounts would waive the right to receive the Guaranteed Series A-0 Payment (as defined in the Tenth A&R BCH LPA) until November 15, 2025; provided that any such Guaranteed Series A-0 Payment may be made prior to November 15, 2025 if the Audit Committee determines it would not be materially adverse to the Company’s “going concern” financial statement assessment.

The foregoing description of the Master Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Master Agreement, a copy of which is filed as Exhibit 10.1 the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2024.

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Policies and Procedures for Related Party Transactions

On June 6, 2023, the Company adopted a new written related party transaction policy effective upon the consummation of the Business Combination. Effective February 6, 2024, the Company adopted an amended and restated related party transaction policy (as amended, the “Related Party Transaction Policy”), to provide, among other things, that the newly established Products and Related Party Transactions Committee will evaluate and approve all related party transactions, including Liquidity Transactions, in lieu of the Audit Committee. Furthermore, pursuant to the Related Party Transaction Policy, the following transactions are deemed to be preapproved, even if the aggregate amount involved exceeds $120,000:

●	a transaction involving compensation of directors if the compensation is reported in the Company’s proxy statement under Item 402 of Regulation S-K;

●	a transaction involving compensation of an executive officer or involving an employment agreement, severance arrangement, change in control provision or agreement or a special supplemental benefit for an executive officer, and the related compensation is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K (generally applicable to “named executive officers”);

●	a transaction available to all employees generally or to all salaried employees generally;

●	a transaction in which the interest of the Related Party (as defined in the Related Party Transaction Policy) arises solely from the ownership of a class of the Company’s equity securities and all holders of that class receive the same benefit on a pro rata basis;

●	reimbursement of business expenses incurred by a director or officer of the Company in the performance of his or her duties and approved for reimbursement by the Company in accordance with the Company’s customary policies and practices;

●	indemnification and advancement of expenses made pursuant to the Company’s organizational documents or pursuant to any agreement approved by the Products and Related Party Transactions Committee or the Board;

●	any transaction with a Related Party involving services as a bank depository of funds, transfer agent, registrant, escrow agent, trustee under a trust or bond indenture, collateral agent, or similar services;

●	a transaction with another company at which a Related Party’s only relationship is as (a) an employee (other than an executive officer) or director, (ii) a beneficial owner of less than 10%, together with his or her Immediate Family Members (as defined in the Related Party Transaction Policy), of that company’s outstanding equity, or (iii) in the case of partnerships, a limited partner, if the limited partner, together with his or her Immediate Family Members, has an interest of less than 10% and the limited partner does not hold another position in the partnership, if the aggregate amount involved does not exceed $1.0 million;

●	any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Party’s only relationship is as an employee (other than an executive officer), if the aggregate amount involved does not exceed $1.0 million;

●	performance of the Second A&R Bradley Capital Agreement; provided that any material amendment to such agreement shall be subject to the provisions of the Related Party Transaction Policy;

●	performance of the Aircraft Sublease and the related Contribution Agreement; provided that any material amendment to such agreements shall be subject to the provisions of the Related Party Transaction Policy;

●	amendments to the BCH A&R LPA; provided that any material amendment to such agreement shall be subject to the provisions of the Related Party Transaction Policy;

●	amendments to the BMP Equity Incentive Plan and the First Amended and Restated Limited Partnership Agreement of BMP; provided that any material amendment to such agreements shall be subject to the provisions of the Related Party Transaction Policy ; or

●	individual Liquidity Transactions that are (i) in an amount not to exceed the greater of $50.0 million and, in the event of the issuance of equity securities, a number of shares of the Company’s Class A common stock (assuming full conversion of the securities issued in such Liquidity Transaction) that is equal to 19.99% of the Company’s outstanding common stock; (ii) are consistent with the Company’s underwriting guidelines and credit policies as approved by the Board; (iii) and in the event securities of the Company are issued in such transaction, such securities are a Pre-Approved Security (as defined in the Related Party Transaction Policy), with the value of equity to be issued in a Liquidity Transaction for purposes of the size limitation being determined based on the previous trading day’s closing price of the Class A common stock that is to be issued or underlying convertible securities to be issued on the day the agreements governing such transactions are entered into.

All of the transactions described in this section were either entered into prior to June 6, 2023, or were approved by the Audit Committee or the Products and Related Party Transactions Committee, as applicable.

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DIRECTOR COMPENSATION

Director Compensation

The following table sets forth the cash and non-cash compensation awarded to or earned by each non-employee who served as a member of the board of directors of Ben Management, prior to the Conversion, and Beneficient, subsequent to the Conversion, during the fiscal year ended March 31, 2024.

Director’s Name	Fees Earned or Paid in Cash ($)		Equity Awards ($) (2)	All Other Compensation ($)		Total ($)
Peter T. Cangany, Jr.	$205,411	(1)	$140,240	$4,589	(3)	$350,240
Richard W. Fisher	194,630	(4)	140,240	116,301	(5)	451,171
Thomas O. Hicks	185,699	(6)	140,240	122,466	(7)	448,405
Emily B. Hill	197,658	(8)	140,240	4,589	(3)	342,487
Dennis P. Lockhart	207,658	(9)	140,240	4,589	(3)	352,487
Bruce W. Schnitzer	185,699	(10)	140,240	122,466	(11)	448,405

(1)	Represents aggregate cash compensation earned by Mr. Cangany for his service as a director, the chair of the Audit Committee and a member of the Enterprise Risk Committee prior to the Conversion, and for his service as a director, a member, including the chair, of the Audit Committee, and a member of the Enterprise Risk Committee after the Conversion.
(2)	On July 15, 2023, each non-employee director received grants of restricted stock units in connection with their Board services. Each director received 643 RSUs, which was determined by dividing $150,000 by the 5-day VWAP through the grant date. Each RSU is subject to the FY2024 Vesting Schedule. Amount denoted for each award is computed using the grant date value of $218.40 in accordance with FASB ASC 718.
(3)	Represents annual health and wellness allowance for independent directors prior to the Conversion.
(4)	Represents aggregate cash consideration earned by Mr. Fisher for his service as a director, prior to the Conversion, and for his service as a director, and a member of the Credit Committee, Community Reinvestment Committee, and Enterprise Risk Committee after the Conversion, through the date of his resignation from the Board effective March 15, 2024.
(5)	Represents cash compensation earned by Mr. Fisher under a consulting agreement entered into on June 7, 2023 that terminated on the date of his resignation from the Board effective March 15, 2024. The consulting agreement provided for an annual fee of $150,000.
(6)	Represents aggregate cash consideration earned by Mr. Hicks for his service as a director, prior to the Conversion, and for his service as a director and a member of the Enterprise Risk Committee after the Conversion.
(7)	Represents cash compensation earned by Mr. Hicks under a consulting agreement entered into on June 7, 2023. The consulting agreement provides for an annual fee of $150,000.
(8)	Represents aggregate cash consideration earned by Ms. Hill for her service as a director, a member of the Audit Committee and a member of the Community Reinvestment Committee, prior to Conversion, and for her services as a director and as a member of the Credit Committee, Community Reinvestment Committee, and Audit Committee after the Conversion. Ms. Hill resigned from the Board effective September 30, 2024.
(9)	Represents aggregate cash compensation earned by Mr. Lockhart for his service as a director, chair of the Credit Committee and a member of the Audit Committee, prior to the Conversion, and for his services as a director, a member, including the chair, of the Credit Committee, and a member of the Audit Committee after the Conversion. Mr. Lockhart resigned from the Board effective July 25, 2024.
(10)	Represents aggregate cash consideration earned by Mr. Schnitzer for his service as a director, prior to the Conversion, and for his service as a director and a member of the Enterprise Risk Committee after the Conversion.
(11)	Represents cash compensation earned by Mr. Schnitzer under a consulting agreement entered into on June 7, 2023. The consulting agreement provides for an annual fee of $150,000.

Narrative Disclosure to Director Compensation Table

Director Fees

Prior to the Conversion, the annual fees paid to the non-employee directors of Ben Management during the fiscal year ended March 31, 2024 were as follows:

●	annual cash retainer for each of Mr. Fisher, Mr. Hicks and Mr. Schnitzer (the “Senior Directors”) of $300,000;

●	annual cash retainer for directors who are not Senior Directors of $150,000;

●	an additional annual cash retainer of $25,000 to the chair of the Audit Committee;

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●	an additional annual cash retainer of $10,000 to a non-chair member of the Audit Committee;

●	an additional cash retainer of $15,000 to the chair of the Credit Committee;

●	an additional cash retainer of $10,000 to a member of the Enterprise Risk Committee; and

●	an additional cash retainer of $5,000 to a member of the Community Reinvestment Committee.

In addition, directors who are not Senior Directors receive an Annual Health and Wellness Allowance of $25,000.

Subsequent to the Conversion, the annual fees paid to the non-employee directors of Beneficient during the fiscal year ended March 31, 2024, as adopted by our Board, are as follows:

●	annual cash retainer of $150,000 for each non-employee director;

●	an additional annual cash retainer of $35,000 for each non-employee member of the Audit Committee;

●	an additional annual cash retainer of $15,000 to the chair of the Audit Committee;

●	an additional annual cash retainer of $15,000 for each non-employee member of the Credit Committee;

●	an additional annual cash retainer of $15,000 to the chair of the Credit Committee;

●	an additional annual cash retainer of $10,000 for each non-employee member of the Enterprise Risk Committee; and

●	an additional annual cash retainer of $5,000 for each non-employee member of the Community Reinvestment Committee.

Non-employee directors also receive equity compensation pursuant to the non-employee director compensation program in the amount of $150,000.

The Compensation Committee is analyzing the compensation payable to the non-employee directors and intends to adopt a policy to compensate non-employee directors.

Director Agreements

On September 13, 2017, BCG entered into a director agreement with Mr. Hicks, which became effective upon the occurrence of a certain transaction described therein, pursuant to which (i) Mr. Hicks receives base compensation of $300,000 per year, and (ii) Mr. Hicks was granted an award of restricted equity units with a fair market value of $1,000,000 on the date of grant. Mr. Hicks was also granted an award of 13.5% of the participating interests available for issuance pursuant to the Beneficient Management Partners, L.P. 2017 Equity Incentive Plan. Mr. Hicks’ agreement has an initial term of seven (7) years, subject to earlier termination as provided therein. In the event the initial term is terminated before it expires due to a removal or because Mr. Hicks is not re-elected or re-appointed, in each case without cause (as defined in the agreement), the annual compensation fee will continue to be paid through the end of the initial term. In connection with his director agreement, Mr. Hicks agreed to confidentiality, intellectual property protection and non-competition provisions. On June 7, 2023, we entered into a consulting agreement with Mr. Hicks to replace and supersede his director agreement, the terms of which are described below.

On September 17, 2017, BCG entered into a director agreement with Mr. Fisher, which became effective upon the occurrence of a certain transaction described therein, pursuant to which (i) Mr. Fisher receives base compensation of $300,000 per year and (ii) Mr. Fisher was granted an award of restricted equity units with a fair market value of $1,000,000 on the date of grant. Mr. Fisher was also granted an award of 13.5% of the participating interests available for issuance pursuant to the Beneficient Management Partners, L.P. 2017 Equity Incentive Plan. Mr. Fisher’s agreement has an initial term of seven (7) years, subject to earlier termination as provided therein. In the event the initial term is terminated before it expires due to a removal or because Mr. Fisher is not re-elected or re-appointed, in each case without cause (as defined in the agreement), the annual compensation fee will continue to be paid through the end of the initial term. In connection with his director agreement, Mr. Fisher agreed to confidentiality, intellectual property protection and non-competition provisions. On June 7, 2023, we entered into a consulting agreement with Mr. Fisher to replace and supersede his director agreement, the terms of which are described below. Mr. Fisher retired from our Board effective March 15, 2024. In connection with his retirement from the Board, we agreed to enter into a consulting agreement with Mr. Fisher, pursuant to which he is entitled to an annual fee of $50,000, which will be paid in the Company’s Class A common stock.

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On September 18, 2017, BCG entered into a director agreement with Mr. Schnitzer, which became effective upon the occurrence of a certain transaction described therein, pursuant to which (i) Mr. Schnitzer receives base compensation of $300,000 per year, and (ii) Mr. Schnitzer was granted an award of restricted equity units with a fair market value of $1,000,000 on the date of grant. Mr. Schnitzer was also granted an award of 13.5% of the participating interests available for issuance pursuant to the Beneficient Management Partners, L.P. 2017 Equity Incentive Plan. Mr. Schnitzer’s agreement has an initial term of seven (7) years, subject to earlier termination as provided therein. In the event the initial term is terminated before it expires due to a removal or because Mr. Schnitzer is not re-elected or re-appointed, in each case without cause (as defined in the agreement), the annual compensation fee will continue to be paid through the end of the initial term. In connection with his director agreement, Mr. Schnitzer agreed to confidentiality, intellectual property protection and non-competition provisions. On June 7, 2023, we entered into a consulting agreement with Mr. Schnitzer to replace and supersede his director agreement, the terms of which are described below.

On March 31, 2022, BCG entered into a director agreement with Ms. Hill, effective as of March 31, 2022, pursuant to which (i) Ms. Hill receives base compensation of $150,000 per year, (ii) Ms. Hill was granted an award of restricted equity units with a fair market value of $500,000 on the date of grant and (iii) Ms. Hill will be granted, for a period of three years, an annual award of restricted equity units with a fair market value of $150,000 on the date of grant, provided that Ms. Hill is serving as a director of the Company as of January 1 of each such year. Ms. Hill was also granted an award of 40,000 Class A Units and 40,000 Class B Units pursuant to the Beneficient Management Partners, L.P. 2017 Equity Incentive Plan. Ms. Hill’s agreement has an initial term of three (3) years, subject to earlier termination as provided therein. In the event the initial term is terminated before it expires due to a removal or because Ms. Hill is not re-elected or re-appointed, in each case without cause (as defined in the agreement), the annual compensation fee will continue to be paid through the end of the initial term. In connection with her director agreement, Ms. Hill agreed to confidentiality, intellectual property protection and non-competition provisions. On June 6, 2023, BCG terminated the director agreement with Ms. Hill, although she continued to serve as a director until her resignation from the Board effective September 30, 2024.

Our policy is to not pay director compensation to directors who are also our employees.

The Company has entered into Indemnification Agreements (the “Indemnification Agreements”) with each of its current directors and executive officers (collectively, the “Indemnitees”). The Indemnification Agreements generally provide that the Company is to indemnify the Indemnitees to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer and also provide for rights to advancement of expenses and contribution.

Consulting Agreements

On June 6, 2023, BCG terminated the existing director agreements for Messrs. Hicks, Fisher, Fletcher, Silk and Schnitzer and Ms. Hill. In addition, in connection with the closing, on June 7, 2023, each of Messrs. Hicks, Fisher and Schnitzer entered into consulting agreements with Beneficient to replace and supersede their respective existing director agreements as described above. Pursuant to the consulting agreements, Messrs. Hicks, Fisher and Schnitzer agreed to mentor, advise and support Beneficient and its related entities regarding its business of providing services, insurance, liquidity and financing for alternative asset holders and each receive an annual cash fee of $150,000 per year. Such consulting fee is in addition to the annual cash retainer each of Messrs. Hicks, Fisher and Schnitzer receive under the director compensation program. The consulting agreements acknowledge the continuing effectiveness of certain provisions in the director agreements regarding equity awards previously awarded to Messrs. Hicks, Fisher and Schnitzer under the director agreements as described above.

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The consulting agreements have an initial term of one (1) year and automatically renew for successive one (1) year terms unless sooner terminated in accordance with their terms. In the event the initial or any renewal term is terminated before it expires due to a removal or because Messrs. Hicks, Fisher and Schnitzer is not re-elected or re- appointed, in each case without cause (as defined in the consulting agreement), the annual consulting fee will continue to be paid through the end of the initial or renewal term, as applicable. In connection with the consulting agreements, Messrs. Hicks, Fisher and Schnitzer agreed to confidentiality and intellectual property protection provisions. As discussed above, Mr. Fisher retired from the Board effective March 15, 2024. In connection with his retirement, we agreed to enter into a consulting agreement with Mr. Fisher, pursuant to which he is entitled to an annual fee of $50,000, which will be paid in the Company’s Class A common stock.

Director Expenses

Non-employee directors were eligible through January 1, 2024 to use an aircraft, the use of which was subject to the terms of the Bradley Capital Services Agreement, for personal purposes when the aircraft was not being used on business-related trips. Any such personal use of the Company aircraft may result in the non-employee director recognizing income for tax purposes, and the Company does not reimburse the non-employee directors for any taxes incurred in connection with such personal use.

Director Appointments Following Fiscal Year End

Each of Ms. Wendel and Mr. Donegan were appointed to the Board following fiscal year end. In connection with his appointment to the Board, on September 30, 2024, Mr. Donegan was granted, pursuant to the Equity Incentive Plan, (i) a non-qualified stock option to purchase 100,000 shares of Class A common stock, with an exercise price equal to $1.23 per share of Class A common stock, which vests and becomes exercisable in eight equal installments on the last day of each calendar quarter over a two-year period from the date of grant, provided that Mr. Donegan is providing services to the Company through each applicable vesting date and (ii) 138,212 restricted stock units, which vest in four equal installments on the last day of each calendar quarter over a one-year period from the date of grant, provided that Mr. Donegan is providing services to the Company through each applicable vesting date.

In connection with Ms. Wendel’s appointment to the Board, on November 21, 2024, Ms. Wendel was granted, pursuant to the Equity Incentive Plan, (i) a non-qualified stock option to purchase 100,000 shares of Class A common stock with an exercise price equal to $0.82 per share of Class A common stock, which vests and becomes exercisable in eight equal installments on the last day of each calendar quarter over a two-year period from the date of grant, provided that Ms. Wendel is providing services to the Company through each applicable vesting date and (ii) 207,317 restricted stock units, which vest in four equal installments on the last day of each calendar quarter over a one-year period from the date of grant, provided that Ms. Wendel is providing services to the Company through each applicable vesting date.

Compensation Committee Interlocks and Insider Participation

During FY2024, Messrs. Hicks, Fisher and Schnitzer served as members of the Compensation Committee, none of whom was, during the fiscal year, an officer or employee of the Company and none of whom has ever served as an officer of the Company. Mr. Fisher retired from the Board effective March 15, 2024. Each of Messrs. Hicks, Fisher and Schnitzer entered into a consulting agreement with Beneficient on June 7, 2023. Pursuant to the consulting agreements, each of Messrs. Hicks, Fisher and Schnitzer agreed to mentor, advise and support Beneficient and its related entities regarding its business of providing services, insurance, liquidity and financing for alternative asset holders and each receive an annual cash fee of $150,000 per year. Mr. Fisher’s consulting agreement terminated in connection with his retirement from the Board effective March 15, 2024.

None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board or Compensation Committee.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares of common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of common stock (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. There were 8,432,698 shares of Class A common stock and 239,257 shares of Class B common stock outstanding as the Record Date.

Beneficial ownership is determined according to the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

Unless otherwise indicated in the footnotes to the following table and subject to applicable community property laws, we believe that all persons named in the table below have, or may be deemed to have, sole voting and investment power with respect to all common stock to be beneficially owned by them. Additionally, the following table does not reflect record or beneficial ownership of certain equity incentive awards that are subject to vesting conditions that have not yet been satisfied. However, shares that a person has the right to acquire within 60 days of the Record Date are deemed issued and outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed issued and outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

The following table does not include shares of Class A common stock that may be issued in exchange for interests BCH, some of which are exchangeable for shares of Class A common stock based upon their capital account balance calculated in accordance with Section 704 of the Code as the holders do not have the right to acquire the shares of Class A common stock within 60 days of the Record Date. Except as otherwise noted below, the address for persons or entities listed in the table is c/o Beneficient, 325 N. Saint Paul St., Suite 4850, Dallas, Texas 75201. On April 18, 2024, the Company effected a reverse stock split of its common stock at a ratio of eighty (80) to one (1). All information in the following tables and footnotes below have been updated to reflect the reverse stock split unless provided otherwise.

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	Class B Common Stock			Class A Common Stock
Name of Beneficial Owner(1)	Number of Shares of Class B Common Stock Beneficially Owned(2)		Percentage of Outstanding Class B Common Stock	Number of Shares of Class A Common Stock Beneficially Owned(2)		Percentage of Outstanding Class A Common Stock	Percentage of Total Voting Power of Class A and Class B Common Stock(3)
Named Executive Officers and Directors
Brad K. Heppner	221,494	(4)	92.6%	14,588	(6)	*	20.6%
Derek L. Fletcher	—		—	3,049	(7)	*	*
Peter T. Cangany, Jr.	—		—	425,805	(8)	5.0%	3.9%
Thomas O. Hicks	16,528	(5)	6.9%	101,450	(9)	1.2%	2.5%
James G. Silk(10)	—		—	2,085	(11)	*	*
Bruce W. Schnitzer	1,235		*	11,689	(12)	*	*
Karen J. Wendel	—		—	128,659	(13)	1.5%	1.2%
Patrick J. Donegan	—		—	94,106	(14)	1.1%	*
All current directors and executive officers of Beneficient as a group (11 individuals)	239,257		100%	909,904		10.7%	30.4%
Other 5% Holders
Hatteras Investment Partners, LP(15)	—		—	562,749		6.7%	5.2%

*	Indicates, as applicable, (i) less than one percent of total voting power of Class A common stock and Class B common stock outstanding and (ii) less than one percent ownership of Class A common stock and Class B common stock.

1)	For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares of common stock that such person has the right to acquire within 60 days of the Record Date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares of common stock that such person or persons have the right to acquire within 60 days of the date of the Record Date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

2)	Class B common stock will be convertible at any time by the holder into shares of Class A common stock on a one-for-one basis, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock. The number of shares of Class A common stock beneficially owned does not give effect to any such conversion of Class B common stock.

3)	Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class B common stock is entitled to 10 votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law and the election of directors by holders of the Class B common stock.

4)	Represents shares of Class B common stock held by Beneficient Holdings, Inc. Beneficient Holdings, Inc. is an entity held by The Highland Business Holdings Trust of which Mr. Heppner is a beneficiary and a trustee and, in such capacity, has the sole power to vote and direct the disposition of such shares. Therefore, such shares are deemed to be beneficially owned by Mr. Heppner and The Highland Business Holdings Trust.

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5)	Represents shares of Class B common stock held by Hicks Holdings Operating, LLC. Mr. Hicks is the sole member of Hicks Holdings Operating, LLC, and he has the power to vote and direct the disposition of such shares.

6)	Includes (i) 6,846 shares of Class A common stock and (ii) 7,742 shares of Class A common stock issuable upon settlement of vested restricted stock units held by Mr. Heppner.

7)	Includes 1,850 shares of Class A common stock issuable upon settlement of vested restricted stock units held by Mr. Fletcher.

8)	Includes (i) 100,000 shares of Class A common stock held by The Cangany Group, LLC, a limited liability company for which Mr. Cangany serves as a manager and, in such capacity, has the power to vote and direct the disposition of such shares, (ii) 325,000 shares of Class A common stock held by Cangany Capital Management, LLC, a limited liability company for which Mr. Cangany serves as a manager and, in such capacity, has the power to vote and direct the disposition of such shares, (iii) 317 shares of Class A common stock, and (iv) 488 shares of Class A common stock issuable upon settlement of vested restricted stock units held by Mr. Cangany.

9)	Includes (i) 50,806 shares of Class A common stock, (ii) 50,000 shares of Class A common stock held by CFH Ventures, LTD., a limited liability partnership for which Mr. Hicks serves as the managing member of its general partner and, in such capacity, has the power to vote and direct the disposition of such shares, and (iii) 644 shares of Class A common stock issuable upon settlement of vested restricted stock units held by Mr. Hicks.

10)	Effective May 10, 2024, Mr. Silk resigned from his positions of Director of the Company, Executive Vice President and Chief Legal Officer.

11)	Includes (i) 366 shares of Class A common stock and (ii) 1,719 shares of Class A common stock issuable upon settlement of vested restricted stock units held by Mr. Silk.

12)	Includes (i) 10,991 shares of Class A common stock and (ii) 698 shares of Class A common stock issuable upon settlement of vested restricted stock units held by Mr. Schnitzer.

13)	Includes (i) 103,659 shares of Class A common stock issuable upon settlement of vested restricted stock units held by Ms. Wendel and (ii) the vested or deemed vested portion of a stock option representing the right to purchase 100,000 shares of Class A common stock, of which 25,000 shares have vested or will vest within 60 days of the Record Date.

14)	Includes (i) 69,106 shares of Class A common stock issuable upon settlement of vested restricted stock units held by Mr. Donegan and (ii) the vested or deemed vested portion of a stock option representing the right to purchase 100,000 shares of Class A common stock, of which 25,000 shares have vested or will vest within 60 days of the Record Date.

15)	Based on the information contained in the Schedule 13G/A filed by Hatteras Master Fund, LP with the SEC on January 21, 2025 and other information publicly available. Hatteras Master Fund, LP, Hatteras Evergreen Private Equity Funds, LLC, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund, LP and Hatteras GPEP Fund II, GP (the “Hatteras Entities”) are the beneficial owners of 562,749 shares of Class A common stock. Hatteras Investment Partners, LP is the investment manager of Hatteras Master Fund, LP and, as such, has sole investment discretion and voting authority over these securities and may be deemed to be the beneficial owner of these securities. The principal address of the Hatteras Entities is c/o Hatteras Investment Partners, 8510 Colonnade Center Drive, Suite 150, Raleigh, North Carolina 27615.

Certain BCH Non-Controlling Interests

The following table sets forth information regarding the capitalization of BCH, with the equity values in BCH based upon the estimated capital account balances as determined pursuant to Section 704 of the Code, as of December 31, 2024. These capital account balances are estimated based on a deemed liquidation value of approximately $1.073 billion as of December 31, 2024 (after payment of amounts associated with hypothetical capital account balances) and an assumed conversion price of $0.8095 per share of Class A common stock.

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As a result of the Business Combination, an adjustment to the carrying value of BCH’s assets allocable to the FLP-1 and FLP-2 Unit Accounts of approximately $321.9 million occurred. As of December 31, 2024, there has been no allocation of the carrying value adjustment among the holders of the FLP-1 Unit Accounts and the FLP-1 Unit Accounts and no issuance of any Class S Ordinary Units of BCH (“BCH Class S Ordinary Units”) as a result of such adjustment. Pursuant to the BCH LPA, approximately 402,383 BCH Class S Ordinary Units would be issuable as a result of the carrying value adjustment. Additionally, subsequent to the Business Combination and through December 31, 2024, additional carrying value adjustments occurred, and approximately 1,400,000 (inclusive of the 402,383 units described above) BCH Class S Ordinary Units would be issuable as a result of such carrying value adjustments. However, due to the Company’s compensation policy adopted in connection with the Business Combination (the “Compensation Policy”), the number of BCH Class S Ordinary Units that may be issued in any subsequent year following the Business Combination will be limited and require approval of the Board; provided that any such BCH Class S Ordinary Units that may not be issued in 2024, may be issued in subsequent years in accordance with the Compensation Policy.

None of the BCH securities identified in the table below are included in the beneficial ownership table reported above as they are not exchangeable for Class A common stock within 60 days of the Record Date, due to exchange limitations set forth in the BCH LPA and the Exchange Agreement.

	As of December 31, 2024(1)
(Dollars in thousands)	Hypothetical Capital Account Balance	Capital Account Balance
BCH Equity Securities:
Class A Units held by Beneficient	$—	$6,869
Class S Ordinary Units	—	54
Class S Preferred Units	242	8
Preferred Series A Subclass 0	—	252,796
Preferred Series A Subclass 1	919,645	813,532
Subtotal BCH Equity	$919,887	$1,073,259

(1) The table is based upon estimated capital account balances as of December 31, 2024 as determined pursuant to Section 704 of the Code, and such estimates are subject to adjustment. The estimated amounts are based on a deemed liquidation value of approximately $1.073 billion after payment of amounts associated with hypothetical capital account balances.

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EXECUTIVE OFFICERS

The following table sets forth information about our current executive officers.

Name	Age	Positions
Brad K. Heppner	59	Chief Executive Officer, Chairman of the Board
Derek L. Fletcher	56	President of BFF, Chief Fiduciary Officer and Director
Greg Ezell	49	Chief Financial Officer
Jeff Welday	54	Global Head of Originations & Distribution
Maria S. Rutledge	48	Chief Technology Officer
Scott Wilson	44	Chief Underwriting Officer

The biographies of the above-identified individuals are set forth below:

Brad K. Heppner - Chief Executive Officer and Chairman of the Board

Mr. Heppner’s business experience is discussed above in “Proposal 1 — Election of Directors.”

Derek L. Fletcher - President of BFF, Chief Fiduciary Officer and Director

Mr. Fletcher’s business experience is discussed above in “Proposal 1 — Election of Directors.”

Greg Ezell - Chief Financial Officer

Mr. Ezell has more than 25 years of accounting and finance experience, including his time at Ben. Prior to joining Ben, Mr. Ezell most recently served as the Chief Financial Officer of Genesis Pure, Inc. where he was responsible for all accounting, finance, treasury, tax, and human resource functions. Prior to that, Mr. Ezell served as the corporate controller at Homeward Residential, Inc., a residential mortgage lending and servicing institution. Mr. Ezell started his professional career at KPMG LLP in the audit practice where he was an audit senior manager serving primarily public companies in the real estate, technology, manufacturing and private equity industries.

Mr. Ezell received a BBA from Henderson State University and he holds an active Certified Public Accountant license in the state of Texas and is a Chartered Financial Analyst.

Jeff Welday - Global Head of Originations & Distribution

Mr. Welday has more than 25 years of experience selling and marketing private market and traditional asset management products and vehicles. Prior to joining Beneficient, Mr. Welday was an Executive Vice President at Invesco. While at Invesco Mr. Welday was responsible for leading national sales and national accounts for the U.S. retail business of the $1.5 trillion global investment management firm. In this role, Mr. Welday was responsible for divisions distributing Invesco’s complete solution suite which encompassed alternative investments, institutional funds, separately managed accounts, unit investment trusts and exchange traded funds. Mr. Welday was also a Managing Director at Morgan Stanley and spent 13 years within its wealth and investment management divisions. While at Morgan Stanley Mr. Welday was responsible for leading sales teams for Morgan Stanley’s alternative investments business including private equity funds as well as hedge fund of funds and private equity fund of funds. Prior to joining Morgan Stanley Mr. Welday began his career through a Management Training Program with Chase Manhattan Bank, now J.P. Morgan Chase. Mr. Welday has also served on the Money Management Institute’s Board of Governors. Mr. Welday has a BBA from Baylor University and CIMA from The Wharton School, University of Pennsylvania, is a Registered Representative of Emerson Equity LLC and holds series 65, 63, 7, 51, and 24 FINRA licenses.

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Maria S. Rutledge - Chief Technology Officer

Ms. Rutledge has over 25 years of Information Technology and Information Security expertise. Prior to joining Ben, Mrs. Rutledge served as Executive Director & Chief of Staff of Information Technology Business Services for MUFG (Mitsubishi UFJ Financial Group) where she was responsible for all technology related functions including strategy, delivery, security, audit, and compliance. Prior to that, Mrs. Rutledge has served similar roles focused on Information Technology in various industries including Financial Services, Retail, Energy, and Telecommunications.

Ms. Rutledge received a Master’s of Science in Information Services, an MBA in International Management, and a Bachelor’s degree in Political Science, all from the University of Texas at Dallas.

Scott W. Wilson - Chief Underwriting Officer

Mr. Wilson has over 20 years of experience, primarily in the alternative asset investment space. Previously, Mr. Wilson was a Managing Director at Highland Capital Management, L.P., based in Dallas. During his tenure, Mr. Wilson was responsible for investments totaling over $1 billion in investment value, and his responsibilities included leadership of all elements of the private equity investment process, including origination, sourcing, due diligence and financial modeling, creating and delivering investment committee presentations, sector research, transaction negotiations and structuring, ongoing management and monitoring, identifying exit time, and running sale processes. Mr. Wilson was also responsible for Highland’s own internal strategy, with projects including reviewing potential acquisitions of financial services companies, redesigning its talent management processes, and restructuring its institutional and retail sales and marketing team and processes. While at Highland, Mr. Wilson served on the Board of Directors of Cornerstone Healthcare Group, Tandem Hospital Partners, CCS Medical, American HomePatient, Epocal, and Romacorp. Previously, Mr. Wilson worked for McKinsey & Company in their Atlanta location. As an Engagement Manager, he led McKinsey and customer teams focusing on sales and marketing improvements and new growth and organization strategies. He was also responsible for the internal training program for McKinsey’s five Southern office locations.

Mr. Wilson received an MBA with honors in Strategic Management from The Wharton School of the University of Pennsylvania, and graduated summa cum laude with a BS in Economics, also from The Wharton School.

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EXECUTIVE COMPENSATION

Beneficient is an “emerging growth company,” as defined in the JOBS Act and is also a “smaller reporting company” under SEC rules. As such, we have opted to comply with the scaled executive compensation disclosure rules applicable to emerging growth companies and smaller reporting companies, which provide certain exemptions from various reporting requirements that are applicable to other public companies. This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as Beneficient’s principal executive officer during FY2024 and FY2023, and our next two most highly compensated executive officers in respect of their service to Beneficient during such periods.

We refer to these individuals as our named executive officers, or NEOs. Our NEOs for FY2024 and FY2023 were as follows:

●	Brad K. Heppner, Chief Executive Officer and Chairman of the Board;

●	James G. Silk, Former Executive Vice President, Chief Legal Officer and Director; and

●	Derek Fletcher, President of BFF, Chief Fiduciary Officer and Director.

Agreements previously executed by BCG have become, unless otherwise provided, obligations of the Company as a result of the Conversion.

Executive Compensation Program Overview

Our compensation program has two primary objectives: (1) to attract, motivate and retain our employees and (2) to align their interests with those of our stockholders.

Our employees

Our business is dependent on our employees, including but not limited to our named executive officers. Among other things, we depend on their ability, where applicable, to lead our business, and provide other critical services, and we cannot compete without their continued employment with us. Therefore, it is important that our key employees are compensated in a manner that motivates them to excel consistently and encourages them to remain with Beneficient.

Alignment of interests

Each of our named executive officers has received certain equity awards as a form of long-term incentive compensation, which we believe serves to align the interests of our employees with those of our equity holders.

Historical Context of Executive Compensation

Effective in June 2017 and July 2017, BCG entered into the Bradley Capital Agreement and the BHI Services Agreement (as amended and restated as the Bradley Capital Services Agreement), each of which is defined and described in “-Narrative Disclosure to Summary Compensation Table.” Such agreements were executed in accordance with the terms of a Recapitalization Agreement dated August 1, 2017, by and among BCG and several related parties in contemplation of the commencement of our commercial operations. For additional information, see “-Certain Beneficient Relationships and Related Party Transactions - Relationships with Other Parties.” Pursuant to the Bradley Capital Agreement, and the BHI Services Agreement, we are obligated to pay certain costs that are reported as compensation to Mr. Heppner in the Summary Compensation Table in footnotes (5) and (6) thereto. At the time such agreements were entered, BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, held substantially all our outstanding equity and estimates of the current and future costs of those arrangements were incorporated in the valuation of the Company as part of the May 2018 change in control of BCG. The Amended and Restated Agreement of Limited Partnership of BCG dated September 1, 2017 included a provision stating that each person who acquired an interest in BCG approved, ratified and confirmed the execution and delivery of certain related party agreements described therein, including the Recapitalization Agreement, were acknowledged by GWG in connection with its initial transaction with BCG.

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Summary Compensation Table

The “Summary Compensation Table” below summarizes the total compensation paid to or earned by each of the named executive officers of Ben for FY2024 and FY2023.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards ($) (4)	All Other Compensation ($)		Total ($)
Brad K. Heppner(1)	2024	$225,000	$-		$1,142,019	$4,141,495	(5)	$5,508,514
Chief Executive Officer and Chairman of the Board	2023	225,000	50,000	(3)	542,888	4,361,573	(6)	5,179,461
James G. Silk(2)	2024	750,000	-	(7)	473,308	26,122	(8)	1,249,430
Former Executive Vice President and Chief Legal Officer and Former Director	2023	750,000	937,500	(7)	225,000	26,111	(9)	1,938,611
Derek L. Fletcher	2024	565,000	-	(10)	356,560	21,133	(11)	942,693
President of BFF and Chief Fiduciary Officer and Director	2023	565,000	25,000	(10)	169,500	30,663	(12)	790,163

(1) Amounts do not include certain equity interests and other returns received by BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, as each of these additional amounts represent returns on founder’s equity interests originally received in connection with the formation and recapitalization of BCG and its subsidiaries and are not considered to be compensation, consistent with their treatment in the Company’s audited financial statements. See “-Narrative Disclosure to Summary Compensation Table - Beneficient Company Holdings, L.P. Interests.”

(2) Mr. Silk resigned from the Board and from his role as Executive Vice President and Chief Legal Officer effective May 10, 2024.

(3) FY2023 reflects the bonus amounts earned and paid to Mr. Heppner during the period.

(4) The amount disclosed represents the aggregate grant date fair value of stock awards computed in accordance with ASC Topic 718. This amount does not reflect the actual economic value that may be realized by the named executive officer, which will depend on factors including the continued services of the named executive officer and the future value of our common stock. For the restricted stock unit awards granted in FY2024, the grant date fair value is based on the closing price of our common stock on the date of grant. For the restricted unit awards granted in FY2023, the grant date fair value is based on the estimated grant date fair value using valuation techniques, principally relying of the Option Pricing Model Backsolve approach under the market method. The grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant date fair value for such stock awards are set forth in the notes to our Annual Report.

(5) Consists of:

(i) total fees of $2,708,877 with respect to FY2024 paid to Bradley Capital (as defined below), a Related Entity, for services provided and $65,442 with respect to the FY2024 for Bradley Capital and other Related Entities’ use of Company office space and resources all in accordance with the terms and pursuant to the Bradley Capital Services Agreement (as defined below). See “- Historical Context of Executive Compensation” above; (ii) total legal, tax and other expenses of $30,199 with respect to FY2024 expenses on behalf of Bradley Capital, a Related Entity, for services provided pursuant to the Bradley Capital Services Agreement. See “- Historical Context of Executive Compensation” above;

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(ii) on certain occasions when Mr. Heppner was traveling for business during FY2024 on the aircraft subleased by a subsidiary of Ben, Mr. Heppner’s spouse and/or other family members accompanied him. While his spouse and/or other family members may benefit from such travel, we consider the incremental costs of such travel to be nominal because the aircraft would have been used for such business travel, and the basic cost of such trip would have been incurred, whether or not Mr. Heppner’s spouse and/or other family members accompanied him on the trip and, as a result, no additional amount is reflected in the Summary Compensation Table. Pursuant to the Contribution Agreement (as defined below), BHI, a Related Entity, agrees to reimburse BCH for the quarterly rental paid or accrued by BCH with respect to the aircraft and additional expenses up to $250,000 per year conditioned upon BCH’s timely payment of the Guaranteed Series A-0 Payment to BHI. See “-Narrative Disclosure to Summary Compensation Table - Bradley Capital Company, L.L.C.”;

(iii) $926,977 with respect to FY2024 for the use by the Related Entity Trust (as defined below) of our “platinum level” trust administration services product plan and tax, legal and other expenses of approximately $377,593, of which $299,234 is accrued but unreimbursed, with respect to the FY2024 paid on behalf of BHI and other Related Entities pursuant to the terms of the BHI Services Agreement (as defined below). See “- Historical Context of Executive Compensation”;

(iv) $10,266 of club dues; and

(v) Company-paid premiums in the amount of $20,064 for supplemental medical coverage and Company contributions in the amount of $2,077 to a 401(k) plan for the benefit of Mr. Heppner.

(6) Consists of:

(i) total fees of $2,610,167 with respect to FY2023 paid to Bradley Capital, a Related Entity, for services provided and $67,601 with respect to FY2023 for Bradley Capital and other Related Entities’ use of Company office space and resources all in accordance with the terms and pursuant to the Bradley Capital Services Agreement. See “- Historical Context of Executive Compensation” above; (ii) total legal, tax and other expenses of $228,974 with respect to FY2023 accrued but unreimbursed expenses on behalf of Bradley Capital, a Related Entity, for services provided pursuant to the Bradley Capital Services Agreement. See “- Historical Context of Executive Compensation” above;

(ii) on certain occasions when Mr. Heppner was traveling for business during FY2023 on the aircraft subleased by a subsidiary of Ben, Mr. Heppner’s spouse and/or other family members accompanied him. While his spouse and/or other family members may benefit from such travel, we consider the incremental costs of such travel to be nominal because the aircraft would have been used for such business travel, and the basic cost of such trip would have been incurred, whether or not Mr. Heppner’s spouse and/or other family members accompanied him on the trip and, as a result, no additional amount is reflected in the Summary Compensation Table. Pursuant to the Contribution Agreement, BHI, a Related Entity, agrees to reimburse BCH for the quarterly rental paid or accrued by BCH with respect to the aircraft and additional expenses up to $250,000 per year conditioned upon BCH’s timely payment of the Guaranteed Series A-0 Payment to BHI. See “-Narrative Disclosure to Summary Compensation Table - Bradley Capital Company, L.L.C.”;

(iii) $1,227,183 with respect to FY2023 for the use by the Related Entity Trust of our “platinum level” trust administration services product plan and tax and legal expenses of approximately $191,068 with respect to FY2023 paid on behalf of BHI and other Related Entities pursuant to the terms of the BHI Services Agreement. See “- Historical Context of Executive Compensation”;

(iv) $8,000 of club dues; and

(v) Company-paid premiums in the amount of $20,919 for supplemental medical coverage and Company contributions in the amount of $7,211 to a 401(k) plan for the benefit of Mr. Heppner.

(7) Bonus amounts denoted for Mr. Silk for FY2023 are based on contractual amounts from his employment agreement of which $312,500 was paid during FY2024. No additional amounts have been paid on FY2023 contractual amounts as of the date hereof. Contractual amounts ended on December 31, 2022. As Mr. Silk resigned his position prior to the payment of any discretionary bonus amounts pertaining to FY2024 and thus forfeited such amounts, bonus amounts for FY2024 reflected as nil.

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(8) Consists of Company-paid premiums in the amount of $20,604 for supplemental medical coverage and Company contributions in the amount of $6,058 to a 401(k) plan for the benefit of Mr. Silk with respect to FY2024.

(9) Consists of:

(i) Company-paid premiums in the amount of $20,919 for supplemental medical coverage and Company contributions in the amount of $5,192 to a 401(k) plan for the benefit of Mr. Silk with respect to FY2023; and

(ii) on certain occasions when Mr. Silk was traveling for business during FY2023 on the aircraft subleased by a subsidiary of Ben, Mr. Silk’s spouse accompanied him. While his spouse may have benefited from such travel, we consider the incremental costs of such travel to be nominal because the aircraft would have been used for such business travel, and the basic costs of such trip would have been incurred, whether or not Mr. Silk’s spouse accompanied him on the trip, and, as a result, no additional amount is reflected in the Summary Compensation Table.

(10) Final aggregate bonus amounts with respect to the FY2024 have not yet been determined. Mr. Fletcher did receive a payment of $70,625 in FY2024 related to services in a prior fiscal year. FY2023 reflects the bonus amounts earned and paid to Mr. Fletcher during the period.

(11) Consists of Company-paid premiums in the amount of $16,787 for supplemental medical coverage and Company contributions in the amount of $4,346 to a 401(k) plan for the benefit of Mr. Fletcher with respect to FY2024.

(12) Consists of:

(i) Company-paid premiums in the amount of $17,163 for supplemental medical coverage and Company contributions in the amount of $13,500 to a 401(k) plan for the benefit of Mr. Fletcher with respect to FY2023; and

(ii) on certain occasions when Mr. Fletcher was traveling for business during FY2023 on the aircraft subleased by a subsidiary of Ben, Mr. Fletcher’s spouse accompanied him. While his spouse may have benefited from such travel, we consider the incremental costs of such travel to be nominal because the aircraft would have been used for such business travel, and the basic costs of such trip would have been incurred, whether or not Mr. Fletcher’s spouse accompanied him on the trip, and, as a result, no additional amount is reflected in the Summary Compensation Table.

Narrative Disclosure to Summary Compensation Table

A “Related Entity” or “Related Entities” include certain trusts that are directly or indirectly controlled by, or operate for the benefit of, Mr. Heppner or his family, and those entities directly or indirectly held by, or that are under common control with, such trusts, and in which he and his family members are among classes of economic beneficiaries, whether or not Mr. Heppner is entitled to economic distributions from such trusts. Mr. Heppner is a beneficiary of the trust that is the sole shareholder of BHI (such trust, the “Related Entity Trust”).

Bradley Capital Company, L.L.C.

BCG and BCH entered into a services agreement with Bradley Capital Company, L.L.C., a Related Entity (“Bradley Capital”), originally effective June 1, 2017 (the “Bradley Capital Agreement”), which was subsequently amended and restated effective January 1, 2022 (the “A&R Bradley Capital Agreement”), pursuant to which Bradley Capital provides certain executive and other services to BCG in exchange for fees and other consideration as described above. In addition, effective January 1, 2022, The Beneficient Company Group (USA), L.L.C. (“Beneficient USA”), a subsidiary of BCH, as sublessee, Bradley Capital, as sublessor, and BCH, solely as it relates to the guarantee it makes to Bradley Capital as set forth therein, entered into an Aircraft Sublease Agreement (the “2022 Aircraft Sublease”) pursuant to which BCH subleases the aircraft described therein. In conjunction with the execution of the 2022 Aircraft Sublease, BHI, BCH and BCG entered into a Contribution Agreement effective as of January 1, 2022 (the “2022 Contribution Agreement”). Pursuant to the 2022 Contribution Agreement, BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, agrees to reimburse to BCH the quarterly rental paid or accrued by BCH under the Aircraft Sublease and additional expenses of up to $250,000 per year, subject to certain conditions, including BCH’s timely payment of the Guaranteed Series A-0 Payment to BHI for the respective quarter in which such contribution is to be paid (whether or not waived in accordance with the terms of the BCH A&R LPA). On January 1, 2023, the 2022 Aircraft Sublease expired pursuant to its terms. Also on January 1, 2023, Beneficient USA, Bradley Capital and BCH entered into a replacement sublease agreement (the “2023 Aircraft Sublease”), on substantially the same terms as the 2022 Aircraft Sublease, and the 2023 Aircraft Sublease expired on January 1, 2024 and was not renewed. On January 1, 2023, in connection with the execution of the 2023 Aircraft Sublease, BHI, BCH and BCG entered into an Amended and Restated Contribution Agreement on substantially the same terms as the 2022 Contribution Agreement to incorporate both the 2022 Aircraft Sublease and the 2023 Aircraft Sublease.

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In connection with the consummation of the Business Combination, on June 7, 2023, the Bradley Capital Agreement was replaced by the Second Amended and Restated Bradley Capital Agreement (the “Second A&R Bradley Capital Agreement”) with the Company as a party. The Second A&R Bradley Capital Agreement is substantially similar to the previous Bradley Capital Agreement, subject to certain changes as follows. The Executive Committee (as defined in the Second A&R Bradley Capital Agreement) reference now refers to the Executive Committee of the Board, and the Second A&R Bradley Capital Agreement expressly states that it shall in no way limit the authority of Board to appoint and remove officers of the Company, including its chief executive officer. The term of the Second A&R Bradley Capital Agreement extends through December 31, 2023, with an annual one-year renewal provision thereafter. The termination provision was revised so that the agreement may be terminated upon the approval of all members of the Executive Committee, excluding Brad K. Heppner if he is then serving on the Executive Committee. The base fee was increased to $460,000 per quarter and the supplemental fee was increased to $180,000 per quarter, with each fee remaining subject to an annual inflation adjustment. In addition, revisions were made to the limitation of liability and indemnification provisions to reflect the applicability of the corporation laws of Nevada to Beneficient. See “- Historical Context of Executive Compensation” above and the section titled “-Certain Beneficient Relationships and Related Party Transactions - Relationship with Bradley Capital Company, L.L.C.” for details.

Beneficient Holdings, Inc.

Mr. Heppner indirectly holds certain interests in our business through BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, which is a holder of the following equity interests in BCH: BCH Class S Ordinary Units, BCH Class S Preferred Units, BCH Preferred A-1 Unit Accounts, BCH Preferred A-0 Unit Accounts, FLP-1 Unit Accounts and FLP-3 Unit Accounts. The equity interests represent founder’s interests originally received by BHI in connection with the formation and recapitalization of Ben. Through his participation in the value of his founder’s equity interests of BCH held by BHI, Mr. Heppner receives financial benefits from our business which include, but are not limited to, certain income allocations, preferred returns, issuances of additional securities, cash distributions and other payments, including those described above. BHI’s interest in the equity interests of BCH are subject to certain transfer restrictions. In addition, a Company subsidiary, The Beneficient Company Group (USA), L.L.C. (“Ben USA”) entered into a services agreement with BHI, effective as of July 1, 2017 (the “BHI Services Agreement”) pursuant to which BHI pays an annual fee of $30,000 to Ben USA in exchange for the provision of certain trust administration and other services to be provided to the Related Entity Trust and the Related Entities. See “- Historical Context of Executive Compensation” above and the section titled “-Certain Beneficient Relationships and Related Party Transactions - Relationship with Beneficient Holdings, Inc.” for details.

Beneficient Company Holdings, L.P. Interests

Mr. Heppner, indirectly through BHI, owns significant limited partner interests in BCH. These interests have been issued in connection with numerous formative and recapitalization transactions and the receipt of these interests, and any additional equity interests issued as a return thereon or allocations or payments received by BHI in connection therewith, are not considered compensation, consistent with their treatment in the Company’s audited financial statements. As such, these returns on such interests, comprised of income allocations, preferred returns, issuances of additional limited partner interests, cash distributions and other payments, are not reflected in the Summary Compensation Table above. Such amounts may be significant and are considered by the Board in establishing the annual employee compensation for Mr. Heppner. As part of the May 2018 change of control of Ben, BCG obtained a valuation of the enterprise and its classes of equity as required by FASB ASC Topic 805, Business Combinations (“FASB ASC Topic 805”), due to the application of pushdown accounting. This valuation incorporated, among other things, estimates of current and future costs arising from related party contracts, including the Bradley Capital Agreement and the BHI Services Agreement. Each class of the Company’s equity was then recorded at its fair value as set forth in valuation analysis, with the capital account balances of the preferred equity held by Ben’s founders, including BHI, reduced for, among other things, (i) the balance of outstanding debt of Ben, including related party debt, and (ii) any decrease in the value of Ben, up to the entire founders’ preferred equity amount outstanding, including decreases arising from the present value of the estimated costs of the related party contracts, including estimated costs related to private travel under the terms of the Bradley Capital Agreement.

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During FY2023, BHI received $46.2 million of an accrued, but unpaid, quarterly return on BCH Preferred A-1 Unit Accounts, approximately $51 thousand of an accrued, but unpaid, quarterly return on BCH Class S Preferred Units, approximately $12.9 million of accrued, but unpaid, guaranteed payments with respect to BCH Preferred A-0 Unit Accounts, and approximately $933 thousand of accrued but unpaid distributions on BCH FLP-3 Unit Accounts. During FY2024, BHI received $7.8 million of an accrued, but unpaid, quarterly return on BCH Preferred A-1 Unit Accounts, approximately $7 thousand of an accrued, but unpaid, quarterly return on BCH Class S Preferred Units, approximately $13.7 million of accrued, but unpaid, guaranteed payments with respect to BCH Preferred A-0 Unit Accounts, and no accrued distributions on BCH FLP-3 Unit Accounts. Amounts reflected above related to the quarterly return on the BCH Preferred A-1 Units Accounts and the BCH Class S Preferred Units are only earned to the extent these is sufficient income at BCH to satisfy the return, however, such amounts accumulate in periods when there is insufficient income to fully satisfy the returns. Through March 31, 2024, approximately $86.8 million and $0.1 million of preferred return related to BHI’s holdings of BCH Preferred A-1 Units Accounts and BCH Class S Preferred Units has not yet been allocated due to insufficient income during those periods to fully satisfy the preferred return and will be allocated in future quarterly periods to the extent that sufficient income, if any, is available for such allocation. In connection with the Business Combination, the quarterly BCH Preferred A-1 Units Accounts and BCH Class S Preferred Units will not accrue from June 7, 2023 through December 31, 2024, except to the extent of income available to be allocated to these securities. Beginning January 1, 2025, BCH Preferred A-1 Unit Accounts may be converted into BCH Class S Ordinary Units at the election of the holder, subject to a 20% annual conversion limit through December 31, 2029 as set forth in the BCH LPA; provided, that if the conversion price for the BCH Preferred A-1 Unit Accounts equals or exceeds $1,440 after January 1, 2025, the annual conversion limit shall no longer be applicable. Upon conversion, the holder shall be issued BCH Class S Ordinary Units in an amount equal to the capital account balance associated with the BCH Preferred A.1 being converted divided by a price equal to the average closing price of Class A common stock for the thirty (30) days preceding the applicable exchange date; provided, that from the effectiveness of the BCH LPA through December 31, 2027, such conversion price shall not be less than $840. The holder of such newly issued BCH Class S Ordinary Units may immediately convert them into Class A common stock. See “-Certain Relationships and Related Party Transactions - Beneficient Company Holdings, L.P. Interests” for additional information.

BCH FLP-2 Unit Accounts

BMP holds BCH FLP-2 Unit Accounts in connection with the BMP Equity Incentive Plan. As the holder of BCH FLP-2 Unit Accounts, BMP is entitled to quarterly issuances of an equal amount of BCH Class S Ordinary Units and BCH Class S Preferred Units that in aggregate is equal to the income allocated to BCH FLP-2 Unit Accounts pursuant to the BCH A&R LPA. BCH FLP-2 Unit Accounts are allocated income equal to 49.5% of: (1) fifteen percent (15%) of the profits from financing activities of BCH and its subsidiaries, exclusive of profits from other activities such as fees or reimbursement of expenses in connection with trustee or custodial services and insurance and insurance-related activities (this will generally include revenues from Ben Liquidity subsidiaries), and (2) the Excess EBITDA Margin, which generally relates to the fee-generating businesses of Beneficient, exclusive of financing activity revenues. The Excess EBITDA Margin for an applicable entity is equal to the lesser of (i) 50% of the revenues of BCH and its tax pass-through subsidiaries, excluding revenues from financing activities, and (ii) an amount of revenues that will cause the EBITDA of such entity divided by the gross revenues of such entity to equal 20% (this will generally include the subsidiaries of Ben Custody and Ben Insurance Services). BCH FLP-2 Unit Accounts are also entitled to receive annual tax distributions. As the holder of the BCH FLP-2 Unit Accounts, upon its allocation of income of BCH in accordance with the above terms, BMP receives additional limited partner interests in BCH while retaining such BCH FLP-2 Unit Accounts. There were no units received by BMP for during FY2023 or FY2024.

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In addition, pursuant to the terms of the BCH Eighth A&R LPA, adopted June 7, 2023, BMP, as the holder of the BCH FLP-2 Unit Accounts, also is entitled to receive an allocation of a portion of any upward carrying value adjustment as calculated pursuant to Internal Revenue Code Section 704(b). In the event of an upward carrying value adjustment, the BCH FLP-1 Unit Accounts (50.5%) and the BCH FLP-2 Unit Accounts (49.5%) are entitled to first be allocated gains associated with such carrying value adjustment equal to 15% of the value of the capital accounts of all Class A Units and Class S Units, calculated based on the post-adjusted capital accounts of the then outstanding Class A Units and Class S Units. Immediately following any such allocation, the amount allocated is converted into BCH Class S Ordinary Units at the unit price, which prior to the effectiveness of the Business Combination was determined by dividing the sum of the capital accounts for the BCH Class A Units and BCH Class S Units by the aggregate number of such units, and, following the effectiveness of the Business Combination, the closing price of a share of the Class A common stock on the primary exchange on which such shares are listed. Such provision results in BMP, as the holder of the BCH FLP-2 Unit Accounts, receiving additional limited partner interests as a result of any upward adjustment of the carrying value of the assets of BCH while retaining such BCH FLP-2 Unit Accounts. Adjustments to the carrying value of the BCH assets are likely to occur upon certain events, such as the acquisition of additional limited partner interests in BCH for more than a de minimis capital contribution. As a result of the consummation of the Business Combination, an adjustment to the carrying value BCH’s assets of approximately $321.9 million occurred. Pursuant to the BCH Eighth A&R LPA, approximately 402,383 BCH Class S Ordinary Units would be issuable as a result of the carrying value adjustment. However, the number of BCH Class S Ordinary Units that may be issued as a result of the carrying value adjustment is restricted by the Compensation Policy (as defined herein), which became effective upon the consummation of the Business Combination, unless waived or amended. Any such issuance will require the approval of the Board and any such BCH Class S Ordinary Units that are issuable under the carrying value provision may be issued in subsequent years in accordance with the Compensation Policy. Additionally, subsequent to the Business Combination and through February 7, 2025, 2024, additional carrying value adjustments occurred, and approximately 1,400,000 (inclusive of the 402,383 units described above) BCH Class S Ordinary Units would be issuable as a result of such carrying value adjustments, subject to the Compensation Policy. As of December 31, 2024, there has been no allocation of such carrying value adjustments among the holders of the FLP-1 Unit Accounts and the FLP-2 Unit Accounts, and no issuance of any BCH Class S Ordinary Units as a result of such adjustments.

Employment Agreement with James Silk

On December 31, 2019, BCG entered into an employment agreement with Mr. Silk, effective as of January 1, 2020, pursuant to which Mr. Silk will serve as Executive Vice President and Chief Legal Officer. Pursuant to the agreement, with respect to calendar years 2020, 2021, and 2022, Mr. Silk was entitled to receive a minimum base salary of $750,000 and a minimum bonus of $1,250,000. Compensation to Mr. Silk following calendar year 2022 was at the discretion of Ben.

In addition, Mr. Silk was granted 704 restricted equity units under the 2018 Equity Incentive Plan which vest as follows: 20% on date of grant, 20% on each of first three anniversaries of January 1, 2020 subject to Mr. Silk’s continued employment. Mr. Silk was also awarded a one-time grant of 56,250 Class A Units and 56,250 Class B Units under the BMP Equity Incentive Plan, which vest as follows: 20% on January 1, 2020, and 20% on each anniversary of January 1, 2020, subject to Mr. Silk’s continued employment through each vesting date.

Pursuant to his employment agreement, Mr. Silk is entitled to vacation time and reimbursement of reasonable travel and other business expenses. In connection with his employment agreement, Mr. Silk agreed to confidentiality, noncompetition, non-disparagement and intellectual property protection provisions.

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Additionally, under the employment agreement, in the event that Mr. Silk’s employment is terminated for any reason, he is entitled to receive: (i) any unpaid portion of the salary prorated through the date of the termination; (ii) reimbursement for any unreimbursed business expenses incurred through the date of termination; and (iii) all other payments, benefits, or fringe benefits, if any, to which Mr. Silk is entitled under the terms of any applicable compensation arrangement or benefit, equity, or fringe benefit plan or program or grant. Additionally, if Mr. Silk’s employment is terminated without “cause” or his resignation is for “good reason” (as such terms are defined in the employment agreement), he will receive the following severance benefits: (i) had such termination or resignation occurred on or before the second anniversary of January 1, 2020, $2,000,000, paid in equal monthly installments over twelve months; (ii) had such termination or resignation occurred after the second anniversary of January 1, 2020 and on or before the third anniversary of January 1, 2020, an amount equal to (A) $750,000 plus (B) $1,250,000 (prorated to reflect any partial-year period of active employment), paid in equal monthly installments over twelve months; (iii) had such termination or resignation occurred on or before the third anniversary of January 1, 2020 and to the extent permitted by applicable law and if timely elected, Mr. Silk is entitled to receive reimbursements on a monthly basis for the cost of such continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or other equivalent law (“COBRA”) until the earlier of (X) the date he is no longer entitled to continuation coverage under COBRA or (Y) 12 months of continued coverage; (iv) if such termination or resignation occurs after the third anniversary of January 1, 2020, an amount equal to Mr. Silk’s annualized base salary as of the date of such termination or resignation, paid in equal monthly installments over twelve months; and (v) If Mr. Silk has not been paid the Minimum Bonus for the year preceding the year in which such termination or resignation occurs, an amount equal to the Minimum Bonus paid at the time when annual bonuses are paid generally. The payment of any such severance is subject to Mr. Silk’s execution of a release agreement. Effective May 10, 2024, Mr. Silk resigned his position as Executive Vice President and Chief Legal Officer. Following his resignation from the Board, Mr. Silk has agreed to continue to serve as a consultant to the Company, pursuant to which he is entitled to an annual fee of $50,000, which will be paid in the Company’s Class A common stock.

Director Agreement with James Silk

On December 31, 2019, BCG entered into a director agreement with Mr. Silk, effective as of January 1, 2020, pursuant to which Mr. Silk would be appointed as a director of Ben Management and a trustee of The Beneficient Company Trust. The term of appointment was three years, unless sooner terminated in accordance with the terms of the director agreement. Mr. Silk agreed to serve without compensation except as provided in the director agreement. Pursuant to the director agreement, BHI agreed to transfer to Mr. Silk a portion of BHI’s Preferred A-1 Unit Accounts. Effective as of April 1, 2022, BHI assigned to Mr. Silk BCH Preferred A-1 Unit Accounts with a grant date of December 31, 2021 and having a capital account balance of $5.7 million (the “BHI Initial Grant”). The BHI Initial Grant is subject to forfeiture at a declining rate of 20% per year beginning from March 4, 2020, the date Mr. Silk was appointed as a director of Ben Management, through March 4, 2024, after which the BHI Initial Grant is no longer subject to forfeiture. Effective as of April 3, 2022, BHI assigned to Mr. Silk additional BCH Preferred A-1 Unit Accounts with a grant date of December 31, 2021 and having a capital account balance of $3.8 million (the “BHI Tax Grant,” and together with the BHI Initial Grant, the “BHI Grants”). In order to provide Mr. Silk with cash to cover the tax liability arising from the BHI Grants, BCH and Mr. Silk entered into a Unit Account Redemption Agreement, effective as of April 3, 2022, pursuant to which BCH purchased and redeemed from Mr. Silk all of the BCH Preferred A-1 Unit Accounts included in the BHI Tax Grant for a purchase price of $3.8 million, in cash, on June 1, 2022. In connection with his director agreement, Mr. Silk agreed to confidentiality and intellectual property protection provisions. In connection with the closing of the Business Combination, on June 6, 2023, BCG terminated the director agreement with Mr. Silk, although he continued to serve as a director of Beneficient through May 10, 2024 when Mr. Silk resigned his position as a director of Beneficient.

Director Agreement with Derek Fletcher

On July 21, 2020, BCG entered into a director agreement with Mr. Fletcher, effective as of March 4, 2020, pursuant to which Mr. Fletcher was appointed as a director of Ben Management and a trustee of The Beneficient Company Trust. The term of appointment was three years, unless sooner terminated in accordance with the terms of the director agreement. Mr. Fletcher agreed to serve without compensation except as provided in the director agreement. In connection with his director agreement, Mr. Fletcher agreed to confidentiality and intellectual property protection provisions. In connection with the closing of the Business Combination, on June 6, 2023, BCG terminated the director agreement with Mr. Fletcher, although he continues to serve as a director of Beneficient.

Other Employment Arrangements

We do not have a formal employment agreement with Mr. Heppner. Mr. Heppner receives a base salary as determined by the compensation committee of Ben Management, prior to the Conversion, and of Beneficient, subsequent to the Conversion. Mr. Heppner received a base salary of $225,000 for FY2024 and FY2023. In establishing his salary, the compensation committee took into consideration the fees payable under the Bradley Capital Services Agreement and the equity interests indirectly held by Mr. Heppner, as a founder of Ben and the financial benefits derived from such interests. In establishing Mr. Heppner’s salary, the compensation committee sought to establish a minimum salary that would allow Mr. Heppner to maximize the benefits available under the Company’s 401(k) plan and the also enable Mr. Heppner and his qualified dependents to participate in the Company’s insurance and other benefits programs.

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We do not have a formal employment agreement with Mr. Fletcher. Mr. Fletcher receives a base salary and bonus as determined by the compensation committee of Ben Management, prior to the Conversion, and of Beneficient, subsequent to the Conversion. For FY2024 and FY2023, Mr. Fletcher received a base salary of $565,000, participates in our annual bonus program, and participates in our equity incentive plans.

From time to time, we have granted equity awards in the form of restricted stock awards (“RSUs”) pursuant to the 2023 Incentive Plan (as described below), restricted equity units (“REUs”) pursuant to the 2018 Equity Incentive Plan (as described below), and BMP Units (as defined below) pursuant to the BMP Equity Incentive Plan to our named executive officers, which are generally subject to vesting based on each of our named executive officer’s continued service with us and will vest 20% on the award date, and 20% on each anniversary of the named executive officer’s date of hire. Each of our named executive officers currently holds RSUs, REUs and BMP Units that were granted under our 2023 Incentive Plan, 2018 Equity Incentive Plan or the BMP Equity Incentive Plan. In connection with the Conversion, Beneficient assumed the 2018 Equity Incentive Plan and any awards granted pursuant to the 2018 Equity Incentive Plan will be settled in Class A common stock of Beneficient. Effective June 7, 2023, no further awards are to be made pursuant to the 2018 Equity Incentive Plan. Awards under the BMP Equity Incentive Plan are subject to confidentiality, noncompetition and non-solicitation provisions.

On April 1, 2022 (during FY2023), Mr. Heppner was awarded an additional 543 REUs, Mr. Silk was awarded an additional 225 REUs, and Mr. Fletcher was awarded an additional 170 REUs, which vests as follows: 20% on the grant date, 20% on the first anniversary of the grant date, 20% on the second anniversary of the grant date, 20% on the third anniversary of the grant date, and 20% on the fourth anniversary of the grant date; provided, however, that such vesting was subject to the completion of an “Initial Listing Event” (as defined in the 2018 Equity Incentive Plan), which occurred upon consummation of the Avalon Merger (the “2023 Period Vesting Schedule”). To the extent a vesting date occurred prior to the Initial Listing Event, such vesting was delayed and only occurred on the Initial Listing Event (“FY2023 Vesting Criteria”). Grant amounts noted above awarded pursuant to the 2018 Equity Incentive Plan do not reflect the adjustment to account for the conversion rate for which each BCG Class A common unit converted into 1.25 shares of Beneficient Class A common stock.

On July 15, 2023 (during FY2024), Mr. Heppner, Mr. Silk and Mr. Fletcher were awarded 5,230 RSUs, 2,168 RSUs and1,633 RSUs, respectively (the “FY2024 Awards”). The FY2024 Awards vest as follows (i) 2,325 RSUs, 964 RSUs and 726 RSUs granted to Mr. Heppner, Mr. Silk and Mr. Fletcher, respectively, fully vested on the grant date and (ii) the remainder of the FY2024 Awards, 2,906 RSUs, 1,204 RSUs, and 907 RSUs granted to Mr. Heppner, Mr. Silk and Mr. Fletcher, respectively, vest 20% on the September 1, 2023, and the remaining 80% in four equal annual installments on September 1st of each subsequent calendar year (“FY2024 Vesting Schedule”).

2024 Fiscal Year Outstanding Equity Awards at Fiscal Year-End Table

The following table lists the outstanding equity awards held by each of Messrs. Heppner, Silk and Fletcher as of March 31, 2024. Amounts reflected in the below table, to the extent related to awards under the 2018 Equity Incentive Plan, reflect the adjustment to account for the conversion rate for which each BCG Class A common unit converted into 1.25 shares of Class A common stock.

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	Stock Awards
Name	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Brad K. Heppner	2,325	(1)	$12,462	(2)	-	-
	408	(3)	$2,187	(4)	-	-
James G. Silk	964	(5)	$5,167	(6)	-	-
	169	(7)	$906	(8)	-	-
Derek L. Fletcher	726	(9)	$3,891	(10)	-	-
	128	(11)	$686	(12)	-	-

(1)	Consists of restricted stock units granted pursuant to the 2023 Incentive Plan on July 15, 2023, subject to the FY2024 Vesting Schedule.
(2)	Amount shown reflects the value of the restricted stock units granted pursuant to the 2023 Incentive Plan based on the closing price of the Company’s Class A common stock as of March 31, 2024 of $5.36.
(3)	Consists of restricted equity units granted pursuant to the 2018 Equity Incentive Plan on April 1, 2022, subject to the 2023 Period Vesting Schedule.
(4)	Amount shown reflects the value of the restricted equity units granted pursuant to the 2018 Equity Incentive Plan based on the closing price of the Company’s Class A common stock as of March 31, 2024 of $5.36.
(5)	Consists of restricted stock units granted pursuant to the 2023 Incentive Plan on July 15, 2023, subject to the FY2024 Vesting Schedule.
(6)	Amount shown reflects the value of the restricted stock units granted pursuant to the 2023 Incentive Plan based on the closing price of the Company’s Class A common stock as of March 31, 2024 of $5.36.
(7)	Consists of restricted equity units granted pursuant to the 2018 Equity Incentive Plan on April 1, 2022, subject to the 2023 Period Vesting Schedule.
(8)	Amount shown reflects the value of the restricted equity units granted pursuant to the 2018 Equity Incentive Plan based on the closing price of the Company’s Class A common stock as of March 31, 2024 of $5.36.
(9)	Consists of restricted stock units granted pursuant to the 2023 Incentive Plan on July 15, 2023, subject to the FY2024 Vesting Schedule.
(10)	Amount shown reflects the value of the restricted stock units granted pursuant to the 2023 Incentive Plan based on the closing price of the Company’s Class A common stock as of March 31, 2024 of $5.36.
(11)	Consists of restricted equity units granted pursuant to the 2018 Equity Incentive Plan on April 1, 2022, subject to the 2023 Period Vesting Schedule.
(12)	Amount shown reflects the value of the restricted equity units granted pursuant to the 2018 Equity Incentive Plan based on the closing price of the Company’s Class A common stock as of March 31, 2024 of $5.36.

Payments to our Founder and Chief Executive Officer

The following table sets forth certain information regarding (i) payments of cash made or that have accrued to Mr. Heppner and (ii) issuances of equity and accruals to capital accounts and hypothetical capital accounts on equity interests held by certain entities in which Mr. Heppner has a financial interest. Disclosure covers (i) payments made in connection with Mr. Heppner’s compensation as Chief Executive Officer of the Company during FY2023 and FY2024 as disclosed in “Executive Compensation” section of this Proxy Statement, (ii) payments made in connection with certain related party transactions in which Mr. Heppner has a financial interest for FY2024, FY2023 and Q32025 as disclosed in “Certain Relationships and Related Party Transactions” and (iii) certain other arrangements under which amounts may be payable in later periods.

For ease of reference, the table below presents information regarding compensation and related party transactions disclosures within one table, however Item 402 of Regulation S-K does not require disclosure of executive compensation paid or accrued to Mr. Heppner during Q32025 but Item 404 of Regulation S-K does require disclosure of related party transactions for such additional periods. As this disclosure is prepared in conformity with the periods required by Regulation S-K, for compensation matters, the rows for the Q32025 have been shaded in the tabular disclosure below, as applicable, but this should not be construed to indicate that Mr. Heppner has not received compensation in Q32025. Mr. Heppner has received payments during these time periods, but such information is not required to be disclosed by SEC rules.

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Executive Compensation
		Amount Paid or Accrued
Type	Explanation	FY2024		FY2023		Q32025
Salary[1]	We provide Mr. Heppner cash compensation in the form of a base salary. For additional information on Mr. Heppner’s salary, see the section titled “Executive Compensation-Summary Compensation Table” in this Proxy Statement.	$225,000		$225,000		$
Bonus	From time to time, we provide Mr. Heppner cash compensation in the form of a bonus. For additional information on bonuses awarded to Mr. Heppner, see the section titled “Executive Compensation-Summary Compensation Table” in this Proxy Statement.	$-		$50,000	[2]	$
Stock Awards	From time to time, we have granted equity awards in the form of restricted equity units (REUs) pursuant to the 2018 Equity Incentive Plan and restricted stock units pursuant to the 2023 Incentive Plan to Mr. Heppner and may grant future equity awards to Mr. Heppner under the 2023 Incentive Plan. For additional information on Mr. Heppner’s stock awards, see the section titled “Executive Compensation-2024 Fiscal Year Outstanding Equity Awards at Fiscal Year-End Table” in this Proxy Statement.	$1,142,019	3*	$542,888	3*	$
Adjusted All Other Compensation[4,5]	We provide certain benefits and perquisites to Mr. Heppner including supplemental medical coverage, a 401(K) plan and payment of country club dues. For additional information on perquisites provided to Mr. Heppner, see the section titled “Executive Compensation-Summary Compensation Table” in this Proxy Statement.	$1,432,618		$1,454,381		$
Bradley Capital Agreement[6]	Pursuant to the Bradley Capital Agreement, we make payments to Bradley Capital for certain executive-level services provided and for the use of office space and other resources and non-business use of an aircraft. Bradley Capital is an entity ultimately owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries. Additionally, we pay certain legal, tax and other expenses on behalf of Bradley Capital under the terms of the Bradley Capital Agreement. For additional information on the Bradley Capital Agreement, see the sections titled “Executive Compensation-Narrative Disclosure to the Summary Compensation Table” and “Certain Relationships and Related Party Transactions-Relationships with Other Parties” in this Proxy Statement. A copy of the Second Amended and Restated Bradley Capital Agreement is included as Exhibit 10.18.2 to the Annual Report.	$2,708,877		$8,724,253		$

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Related Party Transactions

HCLP Loan Agreement7†	Pursuant to the HCLP Loan Agreement, we make payments to HCLP on our secured loans from HCLP, primarily in the form of principal and interest payments. The majority of HCLP is indirectly owned by The Highland Investment Holdings Trust, of which Mr. Heppner and his family are the beneficiaries. Mr. Heppner is a trustee of this trust but does not possess any discretionary authority with respect to the management, distribution or administration of the trust’s current assets (including HCLP). As of December 31, 2024, we had approximately $94.6 million (including an unamortized premium thereon) of debt outstanding derived from our secured loans with HCLP in principal amount. We have in the past, and we may in the future, pay fees to HCLP to extend the maturity date of our secured loans. For additional information on the HCLP Loan Agreement, see the section titled “Certain Relationships and Related Party Transactions, and Director Independence-Relationships with Other Parties.” Copies of the HCLP Loan Agreement and amendments thereto are included as Exhibits 10.15.1 through 10.15.14 and 10.16.1 through 10.16.15 to the Annual Report.	$9,085,535	[8]	$8,724,253	[9]	$6,839,197	[10]
Aircraft Sublease	Pursuant to the Aircraft Sublease, which were effective January 1, 2022 and January 1, 2023, Bradley Capital subleases an aircraft, without a crew, to Beneficient USA for up to three hundred (300) hours of use. Beneficient USA pays certain quarterly rental fees plus direct operating expenses, and Bradley Capital pays the fixed and variable costs of operating the aircraft. For additional information on the Aircraft Sublease, see the sections titled “Executive Compensation-Narrative Disclosure to the Summary Compensation Table” and “Certain Relationships and Related Party Transactions-Relationships with Other Parties.” The Aircraft Sublease expired on January 1, 2024.	$4,050,000	11*	$5,400,000	12*	$-
Relationship with The Heppner Endowment for Research Organizations, L.L.C. and Research Ranch Operating Company, L.L.C.	HERO and RROC are indirectly owned by The Highland Investment Holdings Trust, The Highland Great Plains Trust and The Highland Partner Holdings Trust. Mr. Heppner is a permissible beneficiary of The Highland Investment Holdings Trust and The Highland Partner Holdings Trust, but he is not a beneficiary of The Highland Great Plains Trust. Mr. Heppner’s family members are potential beneficiaries of each of these three trusts. The Charitable Accounts (as defined herein) have historically received proceeds from certain trusts settled and funded by our customers in support of their charitable initiatives, but HERO does not receive any proceeds from trusts settled and funded by customers of Ben. We have certain outstanding payables to RROC and the Charitable Accounts as described in the section titled “Certain Relationships and Related Party Transactions, and Director Independence-Relationships with Other Parties.” We do not anticipate engaging in further transactions with these entities.	$-	[13]	$-	[13]	$-	[13]

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Equity Securities Structurally Senior to our Common Stock

BCH Preferred A-0 Unit Accounts	As of December 31, 2024, BHI held BCH Preferred A-0 Unit Accounts with an estimated capital account balance of $206.3 million. Additionally, as of December 31, 2024, BHI is owed quarterly guaranteed payments of approximately $41.6 million. BHI is directly owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries. As a holder of the BCH Preferred A-0 Unit Accounts, BHI is entitled to receive quarterly guaranteed cash payments equal to 1.50% per fiscal quarter (or 6.0% per annum) of its BCH Preferred A-0 Unit Accounts capital account balance on an annual basis, subject to the terms of an agreement to defer delivery of such payments until November 15, 2024. BHI has accrued such quarterly guaranteed cash payments, but such amounts remain unpaid as of the date hereof. See “Description of Securities-Limited Partner Interests in BCH”, “Executive Compensation-Narrative Disclosure to the Summary Compensation Table” and “Certain Relationships and Related Party Transactions-Beneficient Company Holdings, L.P. Interests” for additional information on payments made to BHI as a holder of BCH Preferred A-0 Unit Accounts.	$13,700,000	14*	$12,900,000	14*	$10,800,000	14*
BCH Preferred A-1 Unit Accounts	As of December 31, 20234 BHI held BCH Preferred A-1 Unit Accounts with an estimated capital account balance of $644.1 million and an estimated hypothetical capital account of $730.8 million. BHI is directly owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries. As a holder of the BCH Preferred A-1 Unit Accounts, BHI is entitled to (i) a quarterly preferred return equal to the hypothetical capital account balance of such BCH Preferred A-1 Unit Accounts multiplied by the most recent 90-Day Average Secured Overnight Financing Rate as published by the Federal Reserve Bank of New York prior to each fiscal quarter plus 0.5% (2.0% per annum) and allocable by a corresponding increase to the BCH Preferred A-1 Unit Accounts capital account, subject to an agreement to waive and defer the accrual of such payments until December 31, 2024, (ii) tax distributions for any period in which there is an allocation of income related to the quarterly preferred return and (iii) allocations from sale proceeds of BCH in an amount up to their hypothetical BCH Preferred A-1 Unit Accounts capital account. See “Description of Securities-Limited Partner Interests in BCH”, “Executive Compensation-Narrative Disclosure to the Summary Compensation Table” and “Certain Relationships and Related Party Transactions, and Director Independence-Beneficient Company Holdings, L.P. Interests” for additional information on payments made to BHI as a holder of BCH Preferred A-1 Unit Accounts.	$7,845,252	15*	$46,245,923	15*	$-

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BCH Class S Ordinary Units	As of December 31, 2024, BHI held BCH Class S Ordinary Units with an estimated capital account balance of $50,948. BHI is directly owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries. Following certain allocations of income to the BCH Class S Ordinary Units, the capital account balance associated with such BCH Class S Ordinary Units shall be reduced by the amount so allocated and, in exchange, BHI is entitled to an equal number of BCH Class S Ordinary Units and BCH Class S Preferred Units equal to the amount of the reduction in the capital account divided by the closing price of the Class A common stock on the date of such exchange. See “Description of Securities-Limited Partner Interests in BCH”, “Executive Compensation-Narrative Disclosure to the Summary Compensation Table” and “Certain Relationships and Related Party Transactions-Beneficient Company Holdings, L.P. Interests” for additional information on limited partner interests issued to BHI as a holder of BCH Class S Ordinary Units.	$-		$-		$-
BCH Class S Preferred Units	As of December 31, 2024, BHI held BCH Class S Preferred Units with an estimated capital account balance of $0.3 million and an estimated hypothetical capital account of $0.4 million. BHI is directly owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries. Holders of the BCH Class S Preferred Units are entitled to receive (i) a quarterly preferred return (the “Quarterly Class S Preferred Unit Return”) equal to the hypothetical capital account balance of such BCH Class S Preferred Units multiplied by the base rate and allocable by a corresponding increase to the BCH Class S Preferred Unit capital account, subject to an agreement to waive and defer the accrual of such payments until December 31, 2024 and (ii) allocations of sale proceeds of BCH in an amount up to their hypothetical BCH Class S Preferred Unit capital account, thereby increasing such holder’s BCH Class S Preferred Unit capital account and resulting distributions. See “Description of Securities-Limited Partner Interests in BCH”, “Executive Compensation-Narrative Disclosure to the Summary Compensation Table” and “Certain Relationships and Related Party Transactions-Beneficient Company Holdings, L.P. Interests” for additional information on payments made to BHI as a holder of BCH Class S Preferred Units.	$6,905	16*	$16,000	16*	$-

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BCH FLP-1 Unit Accounts	As of December 31, 2024, BHI held BCH FLP-1 Unit Accounts Units with an estimated capital account balance of $0.00 as amounts allocated are converted to BCH Class S Ordinary and/or BCH Class S Preferred Units as described below. BHI is directly owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries. As a holder of the BCH FLP-1 Unit Accounts, BHI is entitled to receive (i) quarterly issuances of an equal amount of BCH Class S Ordinary Units and BCH Class S Preferred Units that in aggregate is equal to the income allocated to BCH FLP-1 Unit Accounts pursuant to the Eighth A&R BCH LPA, which is 50.5% of (1) 15% of profits from financing activities of BCH and (2) Excess EBITDA Margin, which generally relates to the fee-generating businesses of Ben, (ii) upon its allocation of income of BCH in accordance with the Eighth A&R BCH LPA, additional BCH Class S Ordinary Units and BCH Class S Preferred Units, (iii) an allocation of a portion of any upward carrying value adjustment as calculated pursuant to Internal Revenue Code Section 704(b) and (iv) annual tax distributions. See “Description of Securities-Limited Partner Interests in BCH”, “Executive Compensation-Narrative Disclosure to the Summary Compensation Table” and “Certain Relationships and Related Party Transactions-Beneficient Company Holdings, L.P. Interests” for additional information on payments made and limited partner interests issued to BHI as a holder of BCH FLP-1 Unit Accounts.	$177,959,674	17*	$-	$1,035,396	18*
BCH FLP-2 Unit Accounts	As of December 31, 2024, BMP held BCH FLP-2 Unit Accounts Units with an estimated capital account balance of $0.00. BMP is owned by certain of the directors, officers and employees of Ben and a limited number of former employees. BHI is directly owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries. Mr. Heppner does not hold an interest in BMP. When an employee forfeits their interest in BMP, BHI holds such interests until they are reissued to a participant. As a result, BHI may occasionally hold the forfeited interests of a former employee in BMP. However, BHI does not currently hold any such forfeited interests. As the holder of BCH FLP-2 Unit Accounts, BMP is entitled to receive (i) quarterly issuances of an equal amount of BCH Class S Ordinary Units and BCH Class S Preferred Units that in aggregate is equal to the income allocated to BCH FLP-2 Unit Accounts pursuant to the Eighth A&R BCH LPA, which is 49.5% of (1) 15% of profits from financing activities of BCH and (2) Excess EBITDA Margin (as defined herein), which generally relates to the fee-generating businesses of Ben, (ii) annual tax distributions, (iii) upon its allocation of income of BCH in accordance with the Eighth A&R BCH LPA, additional BCH Class S Ordinary Units and BCH Class S Preferred Units and (iv) an allocation of a portion of any upward carrying value adjustment as calculated pursuant to Internal Revenue Code Section 704(b). See “Description of Securities- Limited Partner Interests in BCH”, “Executive Compensation- Narrative Disclosure to the Summary Compensation Table” and “Certain Relationships and Related Party Transactions, and Director Independence-Beneficient Company Holdings, L.P. Interests” for additional information on payments made and limited partner interests issued to BMP as a holder of the BCH FLP-2 Unit Accounts.	$-		$-	$-

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BCH FLP-3 Unit Accounts	As of December 31, 2024, BHI held BCH FLP-3 Unit Accounts Units with an estimated capital account balance of $930,000. The BCH FLP-3 Unit Accounts are designed to have a capital account of $0.00 as allocations are typically payable in cash upon issuance. However, as of December 31, 2024, the Company owed BHI $930,000 in cash distributions in connection with a previous allocation resulting in a capital account balance of $930,000. BHI is directly owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries. As the holder of BCH FLP-3 Unit Accounts, BHI is entitled to receive quarterly tax and other distributions equal to 100% of the amount of the profit allocated to BHI’s BCH FLP-3 Unit Accounts capital balance. BCH FLP-3 Unit Accounts are allocated profits from financing activities of Ben equal to the lesser of 5% of quarterly net financing revenues and 10% of the average annualized stated interest (to the extent constituting net financing revenues) of the quarterly average of new ExAlt Loans issued during the previous 12 months. See “Description of Securities-Limited Partner Interests in BCH”, “Certain Relationships and Related Party Transactions, and Director Independence-Beneficient Company Holdings, L.P. Interests” for additional information on payments made to BHI as a holder of BCH FLP-3 Unit Accounts.	$-	$900,000	$-

*	Such amount does not represent cash actually paid.
1	Amounts do not include certain equity interests and other returns received by BHI, which is owned by The Highland Business Holdings Trust, of which Mr. Heppner is the trustee, and Mr. Heppner and his family are the beneficiaries, as each of these additional amounts represent returns on founder’s equity interests originally received in connection with the formation and recapitalization of BCG and its subsidiaries and are not considered to be compensation, consistent with their treatment in the Company’s audited financial statements. See “- Narrative Disclosure to Summary Compensation Table-Beneficient Company Holdings, L.P. Interests.”

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2	Consists of the bonus amounts earned and paid to Mr. Heppner during FY2023.
3	Represents the aggregate grant date fair value of stock awards computed in accordance with ASC Topic 718. Awards in FY2023 were pursuant to the 2018 Ben Equity Incentive Plan and awards is FY2024 were pursuant to the 2023 Incentive Plan.
4	Amounts shown exclude certain payments made pursuant to the Bradley Capital Agreement, which are addressed below, and are not the same as reflected in the Summary Compensation Table.
5	On October 20, 2023, the Company paid legal fees of approximately $2.4 million on behalf of Mr. Heppner as indemnification from the proceeds under the HH-BDH Credit Agreement. On November 7, 2023, the Company was reimbursed by its D&O insurance carrier a total of $3.5 million, which included, among others, the legal fees paid by the Company on behalf of Mr. Heppner. Additional amounts of legal fees paid on behalf of Mr. Heppner as indemnification during FY2024 totaled $1.8 million, of which $1.0 million was a legal retainer. Substantially all of these payments are expected to be eligible for reimbursement by the D&O insurance carrier.
6	As of March 31, 2024 and March 31, 2023, $2.7 million and $3.6 million, respectively, was owed and unpaid to Bradley Capital under the terms of the Bradley Capital Agreement related to the ongoing aspects of this services agreement. Additionally, as of March 31, 2024 and 2023, we have $0.7 million and $3.5 million accrued under this services agreement related to these private travel reimbursements originating prior to the aircraft sublease. On October 20, 2023, a payment of approximately $2.5 million of past amounts owed and unpaid was made to Bradley Capital under the terms of the Bradley Capital Agreement from proceeds under the HH-BDH Credit Agreement. Additional payments made to Bradley Capital during FY2024 related to past amounts owed and unpaid totaled $0.6 million.
†	Subsequent to March 31, 2024, additional interest is accruing at a rate of approximately $0.8 million per month but has not been paid.
7	On October 20, 2023, the Company paid legal fees of $559,753 on behalf of HCLP pursuant to the indemnification obligations under the HCLP Loan Agreement from the proceeds under the HH-BDH Credit Agreement. Additional legal fees were paid on behalf of HCLP pursuant to indemnification obligations in the amount of $463,540 during FY2024.
8	Amount represents monthly interest that was accrued during FY2024. No monthly interest payments were made during FY 2024.
9	Amount represents monthly interest payments made during FY2023.
10	Amount represents monthly interest that was accrued during Q32025. No monthly interest payments were made during the Q32025.
11	Amount was expensed during the period but has not been paid for the period from April 1, 2023 to January 1, 2024, at which point the aircraft sublease agreement expired.
12	Amount was expensed during the period but has not been paid.
13	Ben had outstanding payables of $2.2 million to charitable entities to which HERO serves as an advisor. However, Mr. Heppner does not have final decision-making authority on the ultimate use of these amounts.
14	Represents amount of Guaranteed Payment accrued, but unpaid, for the period.
15	Represents amount of the Accrued Quarterly Preferred Series A-1 Return accrued, but unpaid, for the period.
16	Represents amount of the Accrued Quarterly Class S Preferred Return accrued, but unpaid, for the period.

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17	Represents a portion of the upward adjustment of the carrying value of the assets of BCH resulting from the Business Combination that are allocable to BHI as the holder of the BCH FLP-1 Unit Accounts. Once issued, this would result in BHI receiving 50.50% of the approximately 402 thousand BCH Class S Ordinary Units issuable as a result of the carrying value adjustment arising from the Business Combination. Additionally, represents a portion of the additional upward adjustments of the carrying value of the assets of BCH subsequent to the Business Combination through March 31, 2024 totaling approximately 160,000 BCH Class S Ordinary Units of which, once issued, 50.50% are allocable to BHI as the holder of the BCH FLP-1 Unit Accounts. However, due to the limitations of the Compensation Policy, the number of Class S Ordinary Units issuable in FY2024 was limited. As of March 31, 2024, there has been no allocation of the carrying value adjustment among the holders of the FLP-1 Unit Accounts and the FLP-2 Unit Accounts and no issuance of any BCH Class S Ordinary Units as a result of such adjustment. See “Certain Relationships and Related Party Transactions - Beneficient Company Holdings, L.P. Interests - BCH FLP-1 Unit Accounts” for additional information. The estimated value of the Class S Ordinary Units allocable to BHI, once issued, using the closing price of the Class A common stock as of March 31, 2024 as a proxy, was $1.5 million.
18	Represents a portion of the upward adjustment of the carrying value of the assets of BCH during the current fiscal year through February 7, 2025 totaling approximately 840,000 BCH Class S Ordinary Units of which, once issued, 50.50% are allocable to BHI as the holder of the BCH FLP-1 Unit Accounts. However, due to the limitations of the Compensation Policy, the number of Class S Ordinary Units issuable in FY2025 has been limited. As of December 31, 2024, there has been no allocation of the carrying value adjustment among the holders of the FLP-1 Unit Accounts and the FLP-2 Unit Accounts and no issuance of any BCH Class S Ordinary Units as a result of such adjustment. See “Certain Relationships and Related Party Transactions - Beneficient Company Holdings, L.P. Interests - BCH FLP-1 Unit Accounts” for additional information. The estimated value of the Class S Ordinary Units allocable to BHI, once issued, using the closing price of the Class A common stock as of December 31, 2024 as a proxy, was $314 thousand.

Compensation Policy

The Board adopted a compensation policy (the “Compensation Policy”) effective as of June 7, 2023. Pursuant to the Compensation Policy, the aggregate value of all compensation (to be defined in the Compensation Policy) paid or granted by the Company or its subsidiaries to all individuals for service as an employee in any fiscal year during the term of the Compensation Policy may not exceed sixty percent (60%) of the gross revenues of the Company and its subsidiaries (exclusive of any trust or special purpose vehicle that is considered a subsidiary solely because it is consolidated) for the immediately preceding fiscal year (the “Annual Compensation Cap”). If the gross revenues for the initial six-month period of any fiscal year, on an annualized basis, would exceed the gross revenue for the immediately preceding fiscal year, the Annual Compensation Cap shall be sixty percent (60%) of the annualized gross revenues for such fiscal year. Notwithstanding the Annual Compensation Cap, an amount equal to (i) the aggregate value of all salaries, bonuses and benefits paid or provided to all employees during any fiscal year, and (ii) equity-based compensation attributable to any fiscal year for awards granted in previous years may exceed the Annual Compensation Cap and be paid. If the total compensation that would be paid or awarded in any fiscal year in the absence of the Annual Compensation Cap would exceed the applicable Annual Compensation Cap, the amount of such excess will not be paid in such fiscal year but may be carried forward and paid, at the discretion of the Company’s Compensation Policy in subsequent years, subject to the applicable Annual Compensation Cap for such subsequent year.

The compensation subject to the Compensation Policy includes base salaries, bonuses, equity-based compensation (generally, awards under equity-based compensation plans) and certain allocations of profits and upward adjustments of carrying values by BCH to individuals who are also employees of the Company and its subsidiaries. The Annual Compensation Cap shall not be applicable to payments or distributions payable, directly or indirectly, to any employee from any entity that is not the Company or a subsidiary of the Company including, without limitation, Bradley Capital Company, L.L.C. The terms of the Compensation Policy commenced on the consummation of the Business Combination on June 7, 2023, and continues through December 31, 2024, and will automatically renew for successive twelve (12) month periods unless the Board elects not to renew any initial or renewal term.

The Compensation Policy may only be amended (including an increase in the amount of the Annual Compensation Cap), and the Board may elect not to renew and extend any initial or renewal term, in each case, with the consent of the majority of the Board and, for so long as the holders of the Class B common stock have the right to elect a majority of the Company’s board of directors, a majority of the members of the Board elected by holders of the Class A common stock and Class B common stock, voting together as a single class.

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PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Weaver has served as the Company’s independent registered public accounting firm since March 16, 2022. It is anticipated that a representative from Weaver will attend the Annual Meeting and will be available to respond to questions or make statements. The Board has selected Weaver as the Company’s principal independent registered public accounting firm for the fiscal year ending March 31, 2025.

Required Vote

The approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Each holder of Class B common stock is entitled to 10 votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock. Abstentions and broker non-votes, if any, will have no effect on the outcome of the Auditor Ratification Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Auditor Ratification Proposal.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

As discussed above, Weaver has served as the Company’s independent registered public accounting firm since March 16, 2022.

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the aggregate fees billed to us by Weaver for professional services rendered in 2024 and 2023:

	2024	2023
Audit Fees	$937	$800
Audit-Related Fees	134	225
Tax Fees	-	-
All Other Fees	2	-
Total Fees	$1,073	$1,025

Audit Fees. Audit fees include services related to the audit and quarterly reviews of the Company’s consolidated financial statements and consultation on accounting matters, including services related to the Registration Statement on Form S-4.

Audit-Related Fees. Consists of fees billed for assurance and related services that are related to the performance of the auditor review of consolidated financial statements and are not reported under “Audit Fees.” These services are related to process control reports delivered to the Company.

Tax Fees. There were no tax fees for fiscal years 2024 and 2023.

All Other Fees. All other fees in fiscal year 2024 include services related to professional services other than the services reported above.

Approval of Independent Registered Public Accounting Firm Services and Fees

The SEC requires that before our independent registered public accounting firm is engaged by us to render any audit or permitted non-audit related service, the engagement be either: (i) approved by our Audit Committee or (ii) entered into pursuant to pre-approval policies and procedures established by the Audit Committee; provided that the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

Our Audit Committee is responsible for pre-approving all services provided by our independent registered public accounting firm. All of the above services and fees for fiscal years 2024 and 2023 were pre-approved by our Audit Committee.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers and persons who beneficially own more than 10% of any class of our equity securities to file with the SEC reports of ownership and changes in ownership of the Company’s common stock held by them. Copies of these reports must also be provided to the Company. Based on our review of these reports, we believe that, during the fiscal year ended March 31, 2024, all such reports that were required to be filed were filed on a timely basis, except that: (i) each of Mr. Silk, Mr. Heppner, Mr. Ezell, Mr. Fletcher, Ms. Rutledge, Mr. Welday, and Mr. Wilson failed to disclose two transactions that should have been disclosed on a Form 4 on a timely basis, and (ii) each of Mr. Hicks, Mr. Lockhart, Mr. Schnitzer, Ms. Hill and Mr. Cangany failed to disclose one transaction that should have been disclosed on a Form 4 on a timely basis. Each of these individuals have since filed a Form 5 to disclose the omitted transaction(s).

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REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS

AND STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2026 annual meeting of stockholders must be received no later than November 21, 2025. However, if the 2026 annual meeting of stockholders is held on a date that is before March 1, 2026 or after April 30, 2026, stockholders who intend to present proposals at the 2026 annual meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company within a reasonable time before we begin to print and mail the proxy statement for the 2026 annual meeting. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2026 proxy materials. Stockholder proposals should be addressed to the Corporate Secretary, Beneficient, at 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201.

Proposals submitted outside Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must comply with our bylaws. To be timely, a proposing stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company: (i) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 70 days after the anniversary of the previous year’s annual meeting; and (ii) with respect to any other annual meeting of stockholders, not later than the close of business on the tenth (10th) day following the date of public disclosure of the date of such meeting. In addition, the stockholder’s notice must set forth the information required by our bylaws with respect to each stockholder making the proposal and each proposal and nomination that such stockholder intends to present at the 2026 annual meeting. All proposals should be addressed to the Corporate Secretary, Beneficient, 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201.

Stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 of the Exchange Act in accordance with and within the time period prescribed in the advance notice provisions of our Bylaws.

OTHER MATTERS

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to, or call, the Corporate Secretary of Beneficient, 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201, telephone number 214-445-4700.

Copies of the documents referred to above that appear on our website are also available upon request by any stockholder addressed to our Corporate Secretary, Beneficient, 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

BENEFICIENT

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Central Time, on March 30, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/beneficient/2025

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.

Proposal 1: To elect three directors to serve on the Company's board of directors elected by holders of Class B Common Stock and Class A Common Stock, voting together as a single class.

	FOR	WITHHOLD
1.01 Peter T. Cangany	☐	☐
1.02 Patrick J. Donegan	☐	☐
1.03 Karen J. Wendel	☐	☐

Proposal 2: To ratify the appointment of Weaver & Tidwell, LLP as the Company's registered independent public accounting firm for the year ending March 31, 2025.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2025.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

86

To view the Proxy Statement and Annual Report on Form 10-K and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/beneficient/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BENEFICIENT

The undersigned appoints Gregory W. Ezell and David B. Rost, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all shares of common stock of Beneficient (the "Company") held of record by the undersigned at the close of business on February 28, 2025 at the Annual Meeting of the Company (the "Annual Meeting") to be held beginning at 9:00 a.m. Central Time on March 31, 2025 virtually at **https://www.cstproxy.com/beneficient/2025**, and any recess, adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

BENEFICIENT

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Central Time, on March 30, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/beneficient/2025

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.

Proposal 1: To elect seven directors to serve on the Company's board of directors.

	FOR	WITHHOLD
1.01 Brad K. Heppner	☐	☐
1.02 Derek L. Fletcher	☐	☐
1.03 Thomas O. Hicks	☐	☐
1.04 Bruce W. Schnitzer	☐	☐
1.05 Peter T. Cangany	☐	☐
1.06 Patrick J. Donegan	☐	☐
1.07 Karen J. Wendel	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 2: To ratify the appointment of Weaver & Tidwell, LLP as the Company's registered independent public accounting firm for the year ending March 31, 2025.	☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2025.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

To view the Proxy Statement and Annual Report on Form 10-K and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/beneficient/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BENEFICIENT

The undersigned appoints Gregory W. Ezell and David B. Rost, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all shares of common stock of Beneficient (the "Company") held of record by the undersigned at the close of business on February 28, 2025 at the Annual Meeting of the Company (the "Annual Meeting") to be held beginning at 9:00 a.m. Central Time on March 31, 2025 virtually at **https://www.cstproxy.com/beneficient/2025**, and any recess, adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the other side)